AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 8, 2002

                                                        REGISTRATION NO. 2-86082
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                           PRE-EFFECTIVE AMENDMENT NO                        [ ]
                         POST-EFFECTIVE AMENDMENT NO. 32                     [x]

                                       AND

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 33                             [x]

                         -------------------------------

                          MAINSTAY VP SERIES FUND, INC.

             (FORMERLY KNOWN AS NEW YORK LIFE MFA SERIES FUND, INC.)

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                   51 MADISON AVENUE, NEW YORK, NEW YORK 10010
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER: (212) 576-7000
                         -------------------------------

                                                                                     COPY TO:
                   ROBERT ANSELMI, ESQ.                                        PAUL SCHOTT STEVENS
                     51 MADISON AVENUE                                               DECHERT
                 NEW YORK, NEW YORK 10010                                     1775 EYE STREET, N.W.
          (NAME AND ADDRESS OF AGENT FOR SERVICE)                                   SUITE 1100
                                                                              WASHINGTON, D.C. 20006

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

[ ]     Immediately upon filing pursuant to paragraph (b)
[ ]     On [date] pursuant to paragraph (b)
[x]     60 days after filing pursuant to paragraph (a)(1)
[ ]     on [date] pursuant to paragraph (a)(2)
[ ]     on [date] pursuant to paragraph (a)(1)

                    MainStay VP Series Fund, Inc. Prospectus         May 1, 2002

--------------------------------------------------------------------------------

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

        MAINSTAY VP SERIES FUND, INC.
        OFFERS 19 PORTFOLIOS
        EQUITY
        Capital Appreciation Portfolio...................         page A-6
        Eagle Asset Management Growth Equity
          Portfolio........................................       page A-7
        Growth Equity Portfolio............................       page A-9
        Indexed Equity Portfolio...........................       page A-10
        International Equity Portfolio.....................       page A-11
        Lord Abbett Developing Growth
           Portfolio.......................................       page A-13
        Mid Cap Core Portfolio.........................           page A-14
        Mid Cap Growth Portfolio.......................           page A-15
        Small Cap Growth Portfolio.....................           page A-16
          EQUITY & INCOME
         American Century Income & Growth
           Portfolio.......................................       page A-18
         Convertible Portfolio.............................       page A-19
        Dreyfus Large Company Value
           Portfolio.......................................       page A-20
        Equity Income Portfolio                                   page A-23
        Total Return Portfolio.............................       page A-24
        Value Portfolio....................................       page A-25
          INCOME
         Bond Portfolio....................................       page A-26
        Government Portfolio...............................       page A-28
        High Yield Corporate Bond Portfolio................       page A-29
        Cash Management Portfolio..........................       page A-31

                                 WHAT'S INSIDE?

--------------------------------------------------------------------------------

The Fund And The Separate Accounts..............................................................................................3
Investment Objectives, Principal Investment Strategies..........................................................................4
   and Principal Risks: An Overview.............................................................................................4
   Not insured..................................................................................................................4
   You could lose money.........................................................................................................4
   NAV will fluctuate...........................................................................................................4
   More information.............................................................................................................5
CAPITAL APPRECIATION PORTFOLIO..................................................................................................6
EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO..................................................................................7
GROWTH EQUITY PORTFOLIO.........................................................................................................9
INDEXED EQUITY PORTFOLIO.......................................................................................................10
INTERNATIONAL EQUITY PORTFOLIO.................................................................................................11
LORD ABBETT DEVELOPING GROWTH PORTFOLIO........................................................................................13
MID CAP CORE PORTFOLIO.........................................................................................................14
MID CAP GROWTH PORTFOLIO.......................................................................................................15
SMALL CAP GROWTH PORTFOLIO.....................................................................................................16
AMERICAN CENTURY INCOME & GROWTH PORTFOLIO.....................................................................................18
CONVERTIBLE PORTFOLIO..........................................................................................................19
DREYFUS LARGE COMPANY VALUE PORTFOLIO..........................................................................................20
EQUITY INCOME PORTFOLIO........................................................................................................23
TOTAL RETURN PORTFOLIO.........................................................................................................24
VALUE PORTFOLIO................................................................................................................25
BOND PORTFOLIO.................................................................................................................26
GOVERNMENT PORTFOLIO...........................................................................................................28
HIGH YIELD CORPORATE BOND PORTFOLIO............................................................................................29
CASH MANAGEMENT PORTFOLIO......................................................................................................31
Investment Policies ...........................................................................................................33
More About Investment Strategies and Risks.....................................................................................33
   DERIVATIVE SECURITIES.......................................................................................................33
   FOREIGN SECURITIES..........................................................................................................33
   LENDING OF PORTFOLIO SECURITIES.............................................................................................34
   LOAN PARTICIPATION INTERESTS................................................................................................34
   MORTGAGE-BACKED AND ASSET-BACKED SECURITIES.................................................................................34
   RISK MANAGEMENT TECHNIQUES..................................................................................................34
   SWAP AGREEMENTS.............................................................................................................34
   WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS..............................................................................35
   RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")..................................................................35
   TEMPORARY DEFENSIVE INVESTMENTS.............................................................................................35
   PORTFOLIO TURNOVER..........................................................................................................35
The Fund and Its Management....................................................................................................35
Purchase and Redemption of Shares..............................................................................................41
Taxes, Dividends and Distributions.............................................................................................42
General Information............................................................................................................43

                       THE FUND AND THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------

This Prospectus describes the shares offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, an open-end investment management company, is a Maryland corporation organized on June 3, 1983.

The Fund issues for investment nineteen separate classes of capital stock, each of which represents a separate portfolio of investments--the MainStay VP Capital Appreciation Portfolio ("Capital Appreciation"), the MainStay VP Cash Management Portfolio ("Cash Management"), the MainStay VP Convertible Portfolio ("Convertible"), the MainStay VP Equity Income Portfolio ("Equity Income"), the MainStay VP Government Portfolio ("Government"), the MainStay VP High Yield Corporate Bond Portfolio ("High Yield Corporate Bond"), the MainStay VP International Equity Portfolio ("International Equity"), the MainStay VP Mid Cap Core Portfolio ("Mid Cap Core"), the MainStay VP Mid Cap Growth Portfolio ("Mid Cap Growth"), the MainStay VP Small Cap Growth Portfolio ("Small Cap Growth"), the MainStay VP Total Return Portfolio ("Total Return"), the MainStay VP Value Portfolio ("Value"), the MainStay VP Bond Portfolio ("Bond"), the MainStay VP Growth Equity Portfolio ("Growth Equity"), the MainStay VP Indexed Equity Portfolio ("Indexed Equity"), the MainStay VP American Century Income & Growth Portfolio ("American Century Income & Growth"), the MainStay VP Dreyfus Large Company Value Portfolio ("Dreyfus Large Company Value"), the MainStay VP Eagle Asset Management Growth Equity Portfolio ("Eagle Asset Management Growth Equity") and the MainStay VP Lord Abbett Developing Growth Portfolio ("Lord Abbett Developing Growth") (each a "Portfolio" and collectively the "Portfolios"). In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy").

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts, and the rights of the Separate Accounts as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the relevant Policy (which accompanies this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for the Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

             INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES

                        AND PRINCIPAL RISKS: AN OVERVIEW

This Prospectus discusses nineteen Portfolios which invest for varying combinations of income and capital appreciation. Each of the Portfolios pursues somewhat different strategies to achieve its objective, but all of the growth Portfolios invest, under normal market conditions, primarily in equity securities and all of the income Portfolios invest, under normal market conditions, primarily in debt or fixed income securities. Each of the Portfolios is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day to day portfolio management of four of the Portfolios and has retained sub-advisers for fifteen of the Portfolios.

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Portfolios may buy equity securities through stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, or foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including stocks, convertible securities, American Depositary Receipts and others. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

Both governments and private companies may raise needed cash by issuing or selling debt securities to investors. The Portfolios may buy debt securities directly from those governments and companies or in the secondary trading markets. There are many different types of debt securities, including bonds, notes, debentures and others. Some pay fixed rates of return; others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity. The amount of interest paid is subject to many variables, including creditworthiness of the issuer, length of maturity of the security, market factors, and the nature of the debt instrument. Each of the Portfolios described in this Prospectus invests in particular types of debt securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this Prospectus.

NOT INSURED

An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

YOU COULD LOSE MONEY

Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

NAV WILL FLUCTUATE

The value of Portfolio shares, also known as the net asset value ("NAV"), will fluctuate based on the value of the Portfolio's holdings. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of a Portfolio's investment, can also affect security values and Portfolio share price.

MORE INFORMATION

The next section of this Prospectus gives you more detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of each of the Portfolios offered in this Prospectus. Please review it carefully.

                   MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE -- The Capital Appreciation Portfolio's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in common stock of companies with investment characteristics such as:

-       participation in expanding product or service markets,

-       increasing unit sales volume,

-       increasing return on investment, and

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indexes such as the S&P 500 Index.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

As a result, the Portfolio may invest in any other securities which, in the judgment of MacKay Shields LLC ("MacKay Shields"), the Portfolio's Sub-Adviser, are ready for a rise in price, or expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors such as new management, new products, changes in consumer demand or changes in the economy.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities may carry above-average risk compared to common stock indexes such as the Dow Jones Industrial Average and the S&P 500 Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

                     CAPITAL APPRECIATION PORTFOLIO             QUARTER/YEAR         RETURN
                     Highest Return/Best Quarter                    [ ]               [ ]
                     Lowest Return/Worst Quarter                    [ ]               [ ]

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

                                                         1 YEAR          5 YEARS      SINCE INCEPTION
                                                                                            1/29/93
              Capital Appreciation Portfolio              [ ]              [ ]                [ ]
              S&P 500 Index*                              [ ]              [ ]                [ ]

* "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.

                   [Capital Appreciation Portfolio Bar Chart]

                                 1994      -4.38
                                 1995      35.78
                                 1996      18.75
                                 1997      23.49
                                 1998      38.14
                                 1999      25.41
                                 2000      -10.72
                                 2001
                                           ------

           MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The Eagle Asset Management Growth Equity Portfolio's investment objective is to seek growth through long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its total assets in equity securities, and invests primarily in U.S. common stocks. A majority of the Eagle Asset Management Growth Equity Portfolio's total assets will be invested in common stock with market capitalization of greater than $5 billion at the time of purchase.

INVESTMENT PROCESS -- The Portfolio invests in common stocks that Eagle Asset Management, Inc., the Portfolio's Sub-Adviser, believes have sufficient long-term growth potential to offer above average long-term capital appreciation. Companies in which the Portfolio invests will normally have at least one of the following characteristics at the time of purchase:

- expected earnings-per-share growth greater than the average of the S&P 500 Index, or

- expected revenue growth greater than the average of the S&P 500 Index, or

-       relatively high return on equity.

Those securities that satisfy these quantitative criteria are then subjected to extensive fundamental analysis which focuses primarily on:

-       the sustainability of the company's competitive advantage,

- the strength of its management team and, in particular, whether it has suitable experience, a clearly articulated vision and a history of strategic execution, and

- the ability of the company to improve its market share and thereby drive earnings growth.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

                   EAGLE ASSET MGMT GROWTH EQUITY                  QUARTER/YEAR        RETURN
                   PORTFOLIO
                   Highest Return/Best Quarter                            [ ]             [ ]
                   Lowest Return/Worst Quarter                            [ ]             [ ]

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

                                                                     1 YEAR          SINCE INCEPTION
                                                                                          5/1/98
             Eagle Asset Management Growth
                  Equity Portfolio                                    [ ]                  [ ]
             S&P 500 Index*                                           [ ]                  [ ]

* "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.

           [EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO BAR CHART]

                                  1999       65.50
                                  2000       -9.97
                                  2001
                                             -----

                       MAINSTAY VP GROWTH EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The Growth Equity Portfolio's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its total assets in equity securities, and invests primarily in common stocks of larger capitalization, well-managed companies, which appear to have better than average potential for capital appreciation.

INVESTMENT PROCESS -- The Portfolio will seek to identify companies which, in the opinion of New York Life Investment Management LLC, the Portfolio's Manager, are considered to represent good value based on historical investment standards, including price/book value ratios and price/earnings ratios. The Portfolio is managed with a growth/value orientation which is determined by market conditions. The Manager uses a "top-down" approach which assesses the macroeconomic environment to determine sector weightings.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The principal risk of investing in value stocks is that the value stocks in which the Portfolio invests may never reach what the Manager believes is their full value or that they may even go down in value.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

                              GROWTH EQUITY PORTFOLIO               QUARTER/YEAR      RETURN
                              Highest Return/Best Quarter                 [ ]             [ ]
                              Lowest Return/Worst Quarter                 [ ]             [ ]

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

                                                           1 YEAR         5 YEARS          10 YEARS
                Growth Equity Portfolio                     [ ]             [ ]              [ ]
                S&P 500 Index*                              [ ]             [ ]              [ ]

* "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.

                       [Growth Equity Portfolio Bar Chart]

                                           1992              12.42
                                           1993              13.71
                                           1994               1.20
                                           1995              29.16
                                           1996              24.50
                                           1997              26.75
                                           1998              26.59
                                           1999              29.96
                                           2000              -3.34
                                           2001
                                                             -----

                      MAINSTAY VP INDEXED EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The Indexed Equity Portfolio's investment objective is to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the S&P 500 Index.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its total assets in stocks in the S&P 500 Index, to the extent feasible, in the same proportion as they are represented in the S&P 500 Index.

INVESTMENT PROCESS -- Unlike other funds, which generally seek to beat market averages, index funds seek to match their respective indices. No attempt is made to manage the Portfolio in the traditional sense using economic, financial and market analysis. New York Life Investment Management LLC, the Portfolio's Manager, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500 Index to the extent feasible. From time to time, adjustments may be made in the Portfolio's holdings because of changes in the composition of the S&P 500 Index, but such changes should be infrequent.

The correlation between the performance of the Portfolio and the S&P 500 Index is expected to be at least 0.95, on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index.

The Portfolio's investments also include S&P 500 Index futures which are used to replicate the S&P 500 Index and for cash management purposes.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. If the value of the S&P 500 Index declines, the net asset value of shares of the Portfolio will also decline. The Portfolio's ability to mirror the S&P 500 Index may be affected by, among other things, transactions costs, changes in either the makeup of the S&P 500 Index or number of shares outstanding for the components of the S&P 500 Index, and the timing and amount of contributions to, and redemptions from, the Portfolio by shareholders.

Consistent with its principal investment strategies, the Portfolio's investments include DERIVATIVES such as futures. The Portfolio may lose money using derivatives. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

                              INDEXED EQUITY PORTFOLIO          QUARTER/YEAR       RETURN
                      Highest Return/Best Quarter                     [ ]                 [ ]
                      Lowest Return/Worst Quarter                     [ ]                 [ ]

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

                                                           1 YEAR         5 YEARS       SINCE INCEPTION
                                                                                            1/29/93
             Indexed Equity Portfolio                       [ ]             [ ]               [ ]
             S&P 500 Index*                                 [ ]             [ ]               [ ]

* "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.

                      [Indexed Equity PORTFOLIO Bar Chart]

                                                1994            0.76
                                                1995           36.89
                                                1996           22.42
                                                1997           32.84
                                                1998           28.49
                                                1999           20.70
                                                2000           -9.32
                                                2001
                                                               -----

                   MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The International Equity Portfolio's investment objective is to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its total assets in equity securities, and invests primarily in a diversified portfolio of equity securities of issuers, wherever organized, who do business mainly outside the United States. Investments will be made in a variety of countries, with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that MacKay Shields LLC, the Portfolio's Sub-Adviser, believes present favorable opportunities.

INVESTMENT PROCESS -- MacKay Shields LLC, the Portfolio's Sub-Adviser, seeks to identify investment opportunities by pursuing a bottom up, stock picking investment discipline. Proprietary, quantitative and qualitative tools are used to identify attractive companies. In-depth, original, fundamental research is performed on identified companies to assess their business and investment prospects. In conducting the research, particular attention is paid to the generation and utilization of cash flows, the returns on invested capital and the overall track record of management in creating shareholder value.

Portfolios are constructed by combining securities with low correlation. Country allocations in the Portfolio are a result of the bottom up, stock selection process. To reduce risk, an attempt is made at the portfolio level to stay within a reasonable range of the key constituents of the benchmark, unless the stock selection process strongly argues against it.

The Portfolio may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes. In addition, the Portfolio may buy or sell foreign currency options, securities and securities index options and enter into swap agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose, including to increase the Portfolio's return.

The Sub-Adviser may sell a security if it believes the security will no longer contribute to meeting the objective of the Portfolio. The Sub-Adviser may evaluate, among other things, the condition of foreign economies and meaningful changes in the issuer's financial condition and competitiveness.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

Since the Portfolio principally invests in FOREIGN SECURITIES, it will be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Portfolio's investments include DERIVATIVES such as options, futures, forwards, and swap agreements. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

                         INTERNATIONAL EQUITY PORTFOLIO         QUARTER/YEAR        RETURN
                         Highest Return/Best Quarter                   [ ]               [ ]
                         Lowest Return/Worst Quarter                   [ ]               [ ]

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

                                                               1 YEAR         5 YEARS        SINCE INCEPTION
                                                                                                  5/1/95
                 International Equity Portfolio                 [ ]             [ ]                [ ]
                 Morgan Stanley Capital
                   International EAFE Index*                    [ ]             [ ]                [ ]

* The Morgan Stanley Capital International Europe, Australasia and Far East Index -- the EAFE Index -- is an arithmetic, market value-weighted index of the performance of over 1,100 securities listed on the stock exchanges of 21 countries of Europe, Australasia and the Far East.

                   [International Equity Portfolio Bar Chart]

                                                 1996            10.54
                                                 1997             5.17
                                                 1998            23.11
                                                 1999            28.06
                                                 2000           -18.06
                                                 2001
                                                                ------

               MAINSTAY VP LORD ABBETT DEVELOPING GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Lord Abbett Developing Growth Portfolio's investment objective is to seek long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.

PRINCIPAL INVESTMENT STRATEGIES -- Normally, the Portfolio invests primarily in the common stocks of companies with long-range growth potential, particularly smaller companies considered to be in the developing growth phase. This phase is a period of swift development, when growth occurs at a rate rarely equaled by established companies in their mature years. The Portfolio looks for companies in this phase and, under normal circumstances, will invest at least 65% of its total assets in securities of such companies. Developing growth companies are almost always small, often young (in relation to the large companies which make up the S&P 500 Index), and their shares are frequently traded over the counter. Having, in the view of Lord, Abbett & Co., the Portfolio's Sub-Adviser, passed the pitfalls of the formative years, these companies may now be in a position to grow rapidly in their market. However, the actual growth of a company cannot be foreseen and it may be difficult to determine in which phase a company is presently situated. In addition, the Portfolio may invest in companies which are in their formative years.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Although small-company stocks offer significant appreciation potential, they generally carry more risk than larger companies. Generally, small companies rely on limited product lines and markets, financial resources, or other factors, and may lack management depth or experience. This may make them more susceptible to setbacks or economic downturns.

Small-company stocks tend to be more volatile in price, have fewer shares outstanding and trade less frequently than other stocks. Therefore, small-company stocks often are subject to wider price fluctuations. Many small-company stocks are traded over the counter and are not traded in the volume typical of stocks listed on a national securities exchange.

Opportunities for greater gain often come with greater risk of loss. The stocks of developing growth companies may carry above-average risk compared to common stock indexes such as the S&P 500 Index.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

                          LORD ABBETT DEVELOPING GROWTH             QUARTER/YEAR       RETURN
                                 PORTFOLIO
                          Highest Return/Best Quarter                     [ ]             [ ]
                          Lowest Return/Worst Quarter                     [ ]             [ ]

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

                                                                    1 YEAR         SINCE INCEPTION
                                                                                        5/1/98
           Lord Abbett Developing Growth
             Portfolio                                                [ ]                 [ ]
           S&P 500 Index*                                             [ ]                 [ ]

* "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.

               [Lord Abbett Developing Growth Portfolio Bar Chart]

                                                    1999          32.19
                                                    2000         -19.08
                                                    2001
                                                                 ------

                       MAINSTAY VP MID CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Core Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its total assets in companies with market capitalizations at the time of investment similar to the companies in the Russell Midcap(R) Index, and invests primarily in common stocks of U.S. companies. As of the date of this Prospectus, the market capitalizations of companies in this index range from $___ to $___. New York Life Investment Management LLC, the Portfolio's Manager, seeks those mid-cap companies that it believes will outperform the average of the mid-cap universe.

INVESTMENT PROCESS -- The Manager uses a quantitative management approach that ranks stocks based on a proprietary model.

The model focuses on value, earnings, and behavioral characteristics in the market. The Manager ranks companies in the mid-cap universe and then generally invests in those companies ranked in the top 50% of the universe. The

Manager ranks stocks based on the financial strength of the issuer and the potential for strong, long-term earnings growth. This approach seeks to overweight those mid-cap stocks that the Manager believes will outperform the mid-cap universe as a whole. Stocks are generally sold when they are no longer ranked in the top half of the ranking by the proprietary model.

The Russell Midcap(R) Index includes the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies.

                                PAST PERFORMANCE

Since the Portfolio commenced operations on July 2, 2001 there are no performance figures reflecting the Portfolio's performance.

                      MAINSTAY VP MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its total assets in companies with market capitalizations at the time of investment similar to the companies in the S&P MidCap 400 Index, and invests primarily in U.S. common stocks and securities related to U.S. common stocks. As of the date of this Prospectus, the market capitalizations of companies in this index range from $4 billion to $8 billion. The Portfolio seeks to participate primarily in the expanding markets of technology, healthcare, communications and other dynamic high-growth industries. Securities issued by many companies in these markets are frequently considered "growth stocks." The common stocks of companies with a history of increasing earnings at a rate that is generally higher than that of average companies are considered "growth stocks." MacKay Shields LLC, the Portfolio's Sub-Adviser, will select investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies.

The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic common stocks chosen for market size, liquidity, and industry group representation.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as multiple types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. As a result, the Portfolio may invest in any securities that, in the judgment of the Sub-Adviser, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as new management, new products, changes in consumer demand and changes in the economy.

The Sub-Adviser may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or to its peer group, or if, in general, the Sub-Adviser does not believe that the security will help the Portfolio meet its objective.

PRINCIPAL RISKS -- Investment in common stocks and other securities related to common stocks is particularly subject to the risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

Some of the securities in the Portfolio may carry above-average risk compared to common stocks that comprise indexes such as the Dow Jones Industrial Average and the S&P 500 Index. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. In addition, the Portfolio normally invests in companies in highly competitive industries and sectors. Competition and advances in technology make these companies highly volatile investments.

The Portfolio intends to invest in competitive sectors of the economy, such as the technology sector. When investing in such sectors, the Portfolio may invest in companies that incur the risk of increased competition and rapidly changing technology, which can result in the obsolescence of a product or technology.

                                PAST PERFORMANCE

Since the Portfolio commenced operations on July 2, 2001 there are no performance figures reflecting the Portfolio's performance.

                     MAINSTAY VP SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Small Cap Growth Portfolio's investment objective is to seek long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its total assets in companies with market capitalizations at the time of investment comparable to companies in the Russell 2000(R) Index, a widely used benchmark for small cap stock performance, and invests primarily in common stocks, preferred stocks, warrants, and other equity securities. As of the date of this Prospectus, the market capitalizations of companies in this index range from $4 million to $2.5 billion. MacKay Shields LLC, the Portfolio's Sub-Adviser, selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies.

INVESTMENT PROCESS -- The Sub-Adviser looks for securities of companies with the following characteristics: above average revenue and earnings per share growth, participation in growing markets, and potential for positive earnings surprises and strong management, ideally with high insider ownership.

The Portfolio also invests in the securities of companies that are deemed by the Sub-Adviser to be attractive due to special factors, such as new management, new products, changes in consumer demand and changes in the economy.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

In comparison to stocks of companies with larger capitalizations, stocks of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects.

Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

The Portfolio investments may include securities that are made available in initial public offerings ("IPOs"). IPO securities may be volatile, and the Portfolio cannot predict whether future investments in IPOs will be successful. As the Portfolio grows in size, the effect of IPO investments on the Portfolio may decrease.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

                                PAST PERFORMANCE

Since the Portfolio commenced operations on July 2, 2001 there are no performance figures reflecting the Portfolio's performance.

             MAINSTAY VP AMERICAN CENTURY INCOME & GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The American Century Income & Growth Portfolio's investment objective is to seek dividend growth, current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in equity securities of the 1,500 largest companies traded in the United States (ranked by market capitalization).

INVESTMENT PROCESS -- American Century Investment Management, Inc., the Portfolio's Sub-Adviser, uses quantitative management strategies in pursuit of the Portfolio's investment objective.

Quantitative management combines two investment approaches. The first is to rank stocks based on their relative attractiveness. The attractiveness of a stock is determined analytically by using a computer model to combine measures of a stock's value and measures of its growth potential. Examples of valuation measures include stock price to book value and stock price to cash flow ratios while examples of growth measures include the rate of growth of a company's earnings and changes in analysts' earnings estimates.

The second step is to use a technique referred to as portfolio optimization. Using a computer, the Sub-Adviser constructs a portfolio (i.e., company names and shares held in each) which seeks the optimal tradeoff between the risk of the portfolio relative to a benchmark (i.e., the S&P 500 Index) and the expected return of the portfolio as measured by the stock ranking model. With respect to the Portfolio, the portfolio optimization includes targeting a dividend yield that exceeds that of the S&P 500 Index.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. Although current income is an objective for the Portfolio, if the stocks that make up the S&P 500 Index do not have a high dividend yield, then the Portfolio's dividend yield will not be high.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

                   AMERICAN CENTURY INCOME & GROWTH                  QUARTER/YEAR         RETURN
                               PORTFOLIO
                   Highest Return/Best Quarter                              [ ]              [ ]
                   Lowest Return/Worst Quarter                              [ ]              [ ]

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

                                                                      1 YEAR         SINCE INCEPTION
                                                                                          5/1/98
           American Century Income & Growth
                Portfolio                                               [ ]                [ ]
           S&P 500 Index*                                               [ ]                [ ]

* "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.

             [American Century Income & Growth Portfolio Bar Chart]

                        1999       17.59
                        2000       -10.73
                        2001
                                   ------

                        MAINSTAY VP CONVERTIBLE PORTFOLIO

INVESTMENT OBJECTIVE -- The Convertible Portfolio's investment objective is to seek capital appreciation together with current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its total assets in such "convertible securities" as bonds, debentures, corporate notes, preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's, or, if unrated, that are judged to be of comparable quality by MacKay Shields LLC, the Portfolio's Sub-Adviser.

The balance of the Portfolio may be invested in non-convertible debt or equity securities or U.S. Government securities or may be invested or held in cash or cash equivalents.

INVESTMENT PROCESS -- In selecting convertible securities for purchase or sale, the Sub-Adviser takes into account a variety of investment considerations, including credit risk, projected equity return and the premium for the convertible security relative to the underlying common stock.

PRINCIPAL RISKS -- The value of debt securities fluctuates depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

Principal investments include HIGH YIELD DEBT SECURITIES (sometimes called "junk bonds") which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of this increased risk of loss. These securities can be also subject to greater price volatility.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

                    CONVERTIBLE PORTFOLIO                    Quarter/year          Return
                    Highest Return/Best Quarter                    [ ]              [ ]
                    Lowest Return/Worst Quarter                    [ ]              [ ]

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

                                                                              SINCE INCEPTION
                                          1 YEAR              5 YEAR              10/1/96
Convertible Portfolio                      [ ]                 [ ]                  [ ]
Credit Suisse First Boston
     Convertible Securities
     Index*                                [ ]                 [ ]                  [ ]

* The Credit Suisse First Boston Convertible Securities Index generally includes over 250 convertible bonds and preferred stocks rated B- or above - - convertible bonds must have original par value of at least $50 million and preferred stocks must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, dollar denominated, rated B- or above by S&P and have an original par value of at least $100 million.

                        [Convertible Portfolio Bar Chart]

                                        1997          15.43
                                        1998           4.49
                                        1999          41.98
                                        2000          -5.02
                                        2001
                                                      -----

                MAINSTAY VP DREYFUS LARGE COMPANY VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Dreyfus Large Company Value Portfolio's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its total assets in domestic and foreign large company stocks. Large company stocks are those with market capitalizations in excess of $5 billion. The Portfolio invests primarily in issuers that are characterized as "value" companies. Value companies are those The Dreyfus Corporation, the Portfolio's Sub-Adviser, believes are underpriced according to certain financial measurements of their intrinsic worth or business prospects, such as price to earnings or price to book ratios. Equity securities consist of common stocks, convertible securities and preferred stocks. Generally, the weighting in any one sector shall not be more than three times the respective S&P 500 Index weighting or 30% of the Portfolio. The Portfolio may overweight (or underweight) certain market sectors, which may cause the Portfolio's performance to be more (or less) sensitive to developments affecting those sectors.

INVESTMENT PROCESS -- In choosing stocks, the Sub-Adviser identifies potential investments through extensive quantitative and fundamental research. The Portfolio will focus on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

- value, or how a stock is valued relative to its intrinsic worth based on traditional measures,

- business health, or overall efficiency and profitability as measured by return on assets and return on equity, and

- business momentum, or the presence of a catalyst (such as corporate restructuring, change in management or spin-off) that will trigger a price increase near term to mid-term.

The Portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum or falls short of the Sub-Adviser's expectations.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks is that the value stocks in which the Portfolio invests may never reach what the Sub-Adviser believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

In searching for attractive large company value stocks, the Portfolio may invest a portion of its assets in FOREIGN SECURITIES, which will be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Portfolio, at times, may invest in DERIVATIVE securities, such as options and futures, and in foreign currencies. It may also sell short, which involves selling a security it does not own in anticipation of a decline in the market price of the security. When employed, these practices are used primarily to hedge the Portfolio's investments, but may be used to increase returns; however, such practices may reduce returns or increase volatility. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Portfolio's performance depends on a variety of factors, including the number of IPOs the Portfolio invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Portfolio. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

The Portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Portfolio's gains or losses.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

                          DREYFUS LARGE COMPANY VALUE               QUARTER/YEAR        RETURN
                                    PORTFOLIO
                       Highest Return/Best Quarter                         [ ]             [ ]
                       Lowest Return/Worst Quarter                         [ ]             [ ]

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

                                                                                   SINCE INCEPTION
                                                                1 YEAR                  5/1/98
                    Dreyfus Large Company Value
                       Portfolio                                 [ ]                     [ ]
                    Russell 1000(R) Value Index*                 [ ]                     [ ]
                    S&P/Barra Value Index**                      [ ]                     [ ]

* The Russell 1000(R) Value Index measures the values of the stocks in the Russell 1000(R) Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Value Index is no longer being used as the Portfolio's performance benchmark because the S&P/Barra Value Index better represents the stocks that comprise the Portfolio's investments.

** The S&P/Barra Value Index is an unmanaged capitalization-weighted index of all stocks in the S&P 500 Index that have low price to book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the S&P/Barra Value Index.

                [Dreyfus Large Company Value Portfolio Bar Chart]

                                   1999          6.73
                                   2000          6.59
                                   2001
                                                 ----

                       MAINSTAY VP EQUITY INCOME PORTFOLIO

INVESTMENT OBJECTIVE -- The Equity Income Portfolio's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio takes a flexible approach, emphasizing investments in common stocks and other equity income-producing securities, including preferred stocks and securities (including debt securities) that are convertible into common or preferred stocks. The Portfolio normally invests at least 80% of its total assets in equity securities, and invests primarily in income-producing equity securities that MacKay Shields LLC, the Portfolio's Sub-Adviser, believes are undervalued when purchased, pay cash dividends and are listed on a national securities exchange or traded in the over-the-counter market.

The Portfolio also may invest up to 35% of its total assets in equity securities that do not pay regular dividends, debt securities, U.S. Government securities and cash or cash equivalents. The Portfolio also invests in convertible securities and REITs (real estate investment trusts).

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.

INVESTMENT PROCESS -- The Sub-Adviser seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Sub-Adviser will seek to invest primarily in equities that pay dividends and are deemed to be undervalued based on a number of factors, including relative valuation, prospects for future earnings growth, ability to grow dividends and corporate management.

The Sub-Adviser may sell a security if it no longer believes the security will contribute to meeting the objective of the Portfolio. The Sub-Adviser may evaluate, among other things, meaningful changes in the issuer's financial condition or corporate management.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

The principal risk of investing in value stocks is that they may never reach what the Sub-Adviser believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions. Therefore, the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

                                PAST PERFORMANCE

Since the Portfolio commenced operations on July 2, 2001 there are no performance figures reflecting the Portfolio's performance.

                       MAINSTAY VP TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE -- The Total Return Portfolio's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests a minimum of 30% of its net assets in equity securities and a minimum of 30% of its net assets in debt securities. A majority of the Portfolio's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising indexes such as the S&P 500 Index at the time of purchase. The Portfolio will also invest in stocks and other equity securities which it believes to be undervalued.

It is contemplated that the Portfolio's long-term debt investments will consist primarily of securities which are rated A or better by S&P or Moody's or, if unrated, deemed to be of comparable creditworthiness by MacKay Shields LLC, the Portfolio's Sub-Adviser. Principal debt investments include U.S. Government securities, corporate bonds, mortgage-related and asset-backed securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. Governmental entities or private investors. The values of asset-backed securities are based on underlying pools of other receivables. As part of the Portfolio's principal strategies, the Sub-Adviser may use mortgage dollar roll transactions. In a mortgage dollar roll transaction, the Portfolio sells a mortgage-backed security to another party and agrees to buy a similar security from the same party at a set price at a later date.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, by industry and by type.

PRINCIPAL RISKS -- Since the Portfolio may allocate its assets among equity and debt securities, it therefore has some exposure to the risks of both stocks and bonds. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities.

Consistent with its principal investment strategies, the Portfolio's investments include DERIVATIVES such as mortgage related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives.

The principal risk of MORTGAGE DOLLAR ROLLS is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


                                 TOTAL RETURN PORTFOLIO         QUARTER/YEAR         RETURN
                           Highest Return/Best Quarter                [ ]              [ ]
                           Lowest Return/Worst Quarter                [ ]              [ ]

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

                                                                                SINCE INCEPTION
                                                  1 YEAR         5 YEARS            1/29/93
           Total Return Portfolio                  [ ]             [ ]                [ ]
           S&P 500 Index*                          [ ]             [ ]                [ ]

* "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.

                       [Total Return Portfolio Bar Chart]

                                   1994         -3.99
                                   1995         28.33
                                   1996         12.08
                                   1997         17.79
                                   1998         27.13
                                   1999         17.02
                                   2000         -4.36
                                   2001
                                                -----

                           MAINSTAY VP VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in common stocks that MacKay Shields LLC, the Portfolio's Sub-Adviser, believes were "undervalued" (selling below their value) when purchased; typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criteria; and are listed on a national securities exchange or are traded in the over-the-counter market.

INVESTMENT PROCESS -- Usually, stocks deemed by the Portfolio's Sub-Adviser to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Sub-Adviser considers many factors, including free cash flow generation and interest coverage, the market price to the company's "book" value, the estimated value of the company's assets (liquidating value), cash flow, and to a lesser extent trends and forecasts such as growth rates and future earnings.

The Portfolio is not designed or managed primarily to produce current income.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks is that they may never reach what the Sub-Adviser believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

                            VALUE PORTFOLIO             QUARTER/YEAR          RETURN
                  Highest Return/Best Quarter                 [ ]              [ ]
                  Lowest Return/Worst Quarter                 [ ]              [ ]

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

                                                                                        SINCE INCEPTION
                                                  1 YEAR              5 YEARS               5/1/95
                   Value Portfolio                  [ ]                 [ ]                   [ ]
                   S&P 500 Index*                   [ ]                 [ ]                   [ ]

* "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.

                           [Value Portfolio Bar Chart]

                                    1996        23.22
                                    1997        22.89
                                    1998        -4.14
                                    1999         8.80
                                    2000        12.89
                                    2001
                                                -----

                           MAINSTAY VP BOND PORTFOLIO

INVESTMENT OBJECTIVE -- The Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its total assets in debt securities which have a rating within the four highest grades as determined by either S&P or Moody's, in obligations (whether or not rated) of the United States Government and its agencies and instrumentalities, in mortgage pass through securities or temporarily in money market instruments (including repurchase agreements) and cash.

New York Life Investment Management LLC is the Portfolio's Manager.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturity. Investments in the Portfolio are not guaranteed even though some of the Portfolio's investments are guaranteed by the U.S. Government or its agencies or instrumentalities.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

                   BOND PORTFOLIO                         Quarter/year         Return
                   Highest Return/Best Quarter                  [ ]              [ ]
                   Lowest Return/Worst Quarter                  [ ]              [ ]

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

                                         1 YEAR         5 YEARS           10 YEARS
Bond Portfolio                             [ ]            [ ]                [ ]
Merrill Lynch Corporate and
  Government Master Index*                 [ ]            [ ]                [ ]

* The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. Government and its agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions.

                           [Bond Portfolio Bar Chart]

                                                   1992           8.26
                                                   1993          11.40
                                                   1994          -3.39
                                                   1995          18.31
                                                   1996           2.05
                                                   1997           9.65
                                                   1998           9.12
                                                   1999          -1.53
                                                   2000           9.82
                                                   2001
                                                                 -----

                        MAINSTAY VP GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Government Portfolio's investment objective is to seek a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its total assets in U.S. Government securities, as described below. It may invest up to 20% of its total assets in mortgage-related and asset-backed securities or other securities that are not U.S. Government securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private investors. The values of asset-backed securities are based on underlying pools of other receivables.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategies, MacKay Shields LLC, the Portfolio's Sub-Adviser, uses a combined approach to investing, analyzing economic trends, as well as factors pertinent to particular issuers and securities.

U.S. government securities include debt securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities. These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1-10 years) and bonds (generally maturing in 10 or more years), as well as Government National Mortgage Association mortgage-backed certificates and other U.S. Government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. Principal investments also include floaters and inverse floaters as well as money market instruments and cash equivalents. Floaters are debt securities with a variable interest rate that is tied to another interest rate such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. As part of the Portfolio's principal strategies, the Sub-Adviser may use a variety of investment practices such as mortgage-dollar roll transactions, transactions on a when-issued basis and portfolio securities lending. In a mortgage dollar roll transaction the Portfolio sells a mortgage-backed security from its portfolio to another party, and agrees to buy a similar security from the same party at a later date. A when-issued security is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.

PRINCIPAL RISKS -- The value of debt securities fluctuates depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturity. Investments in the Portfolio are NOT GUARANTEED, even though some of the Portfolio's investments are guaranteed by the U.S. Government or its agencies or instrumentalities.

Principal investments also include DERIVATIVES such as floaters and inverse floaters and mortgage related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The derivatives may increase the volatility of the Portfolio's net asset value.

The Portfolio's use of investment practices such as mortgage dollar rolls, forward commitments, transactions on a when-issued basis and securities lending also presents certain risks. The principal risk of MORTGAGE DOLLAR ROLL TRANSACTIONS is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of WHEN-ISSUED SECURITIES is that the security will be worth less when it is issued than the price the Portfolio agreed to pay when it made the commitment. The principal risk of SECURITIES LENDING is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

                            GOVERNMENT PORTFOLIO           QUARTER/YEAR          RETURN
                   Highest Return/Best Quarter                   [ ]               [ ]
                   Lowest Return/Worst Quarter                   [ ]               [ ]

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

                                                                   SINCE INCEPTION
                                      1 YEAR        5 YEARS            1/29/93
Government Portfolio                    [ ]           [ ]                [ ]
Lehman Brothers
  Government Bond Index*                [ ]           [ ]                [ ]

* The Lehman Brothers Government Bond Index includes obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government.

                        [Government Portfolio Bar Chart]

                              1994        -1.84
                              1995        16.72
                              1996         2.28
                              1997         9.48
                              1998         9.00
                              1999        -1.74
                              2000        12.22
                              2001
                                          -----

                 MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

INVESTMENT OBJECTIVES -- The High Yield Corporate Bond Portfolio's investment objective is to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rating agencies (that is, rated Baa to B by Moody's or BBB to B by S&P). Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its total assets in high yield corporate debt securities including all types of high yield debt securities, domestic and foreign corporate debt securities, that are ordinarily rated in the lower rating categories of Moody's (Baa and below) and S&P (BBB and below) or that are unrated but that are considered by MacKay Shields LLC, the Portfolio's Sub-Adviser, to be of comparable quality. Corporate debt securities include LOAN PARTICIPATION INTERESTS in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of participation interests.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Sub-Adviser seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Portfolio's principal investments include domestic corporate debt securities, Yankee (dollar-denominated) debt securities, zero coupon bonds and U.S. Government securities. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to face value and tend to be more volatile than conventional debt securities. The Portfolio may invest up to 20% of its total assets in equity securities.

PRINCIPAL RISKS -- The value of debt securities fluctuates depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturity. The Portfolio principally invests in HIGH YIELD DEBT SECURITIES (sometimes called "junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The securities in these categories pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can be also subject to greater price volatility.

Investment in common stocks and other equity securities is particularly subject to risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

Since the Portfolio invests in FOREIGN SECURITIES, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. These risks are likely to be greater in emerging market countries than in developed market countries.

Investments in LOAN PARTICIPATION INTERESTS are subject to the risk that there may not be a readily available market, which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in LOAN PARTICIPATION INTERESTS may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such LOAN PARTICIPATION INTERESTS.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

                       HIGH YIELD CORPORATE BOND PORTFOLIO              QUARTER/YEAR        RETURN
                       Highest Return/Best Quarter                            [ ]            [ ]
                       Lowest Return/Worst Quarter                            [ ]            [ ]

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

                                                                                            SINCE INCEPTION
                                                     1 YEAR               5 YEARS                5/1/95
High Yield Corporate Bond Portfolio                    [ ]                  [ ]                   [ ]
Credit Suisse First Boston High Yield Index*           [ ]                  [ ]                   [ ]

* The Credit Suisse First Boston High Yield Index is an unmanaged index (with no defined investment objective) of high yield bonds constructed to mirror the high yield debt market.

                 [High Yield Corporate Bond Portfolio Bar Chart]

                         1996        17.16
                         1997        13.03
                         1998        2.66
                         1999        12.84
                         2000        -5.87
                         2001
                                     -----

                      MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- MacKay Shields LLC is the Portfolio's Sub-Adviser. The Portfolio invests in short-term dollar-denominated securities, maturing in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include U.S. Government securities; bank and bank holding company obligations such as CDs and bankers' acceptances; commercial paper which is short-term; unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks and by foreign banks such as negotiable CDs, also known as Eurodollars. These securities may be variable rate notes, floating rate notes and mortgage-related and asset-backed securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. Governmental entities or private investors. The values of asset-backed securities are based on underlying pools of other receivables. Variable rate notes are debt securities that provide for periodic adjustments in their interest rate. Floaters are debt securities with a floating rate of interest that is tied to another interest rate such as a money market index or Treasury bill rate. All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 of the Investment Company Act of 1940 which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.

PRINCIPAL RISKS -- An investment in the Portfolio is NOT INSURED OR GUARANTEED by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.

Since the Portfolio invests in dollar-denominated FOREIGN SECURITIES, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based issuers. These include political and economic instability, less publicly available issuer information and changes in U.S. or foreign tax or currency laws.

The Portfolio's principal investments include DERIVATIVES such as variable rate instruments, floaters and mortgage-related and asset-backed securities. If the Sub-Adviser is wrong about its creditworthiness assessments, expectations of changes in interest rates or market conditions, as a result of an investment or its use of derivatives the Portfolio could suffer a loss.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

                                   CASH MANAGEMENT PORTFOLIO         QUARTER/YEAR          RETURN
                             Highest Return/Best Quarter                   [ ]               [ ]
                             Lowest Return/Worst Quarter                   [ ]               [ ]

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

                                                                                SINCE INCEPTION
                                                     1 YEAR       5 YEARS           1/29/93
            Cash Management Portfolio                 [ ]           [ ]               [ ]
            Lipper Money Market Funds
              Index*                                  [ ]           [ ]               [ ]

* The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days.

                      [Cash Management Portfolio Bar Chart]

                                               1994       3.82
                                               1995       5.59
                                               1996       4.95
                                               1997       5.25
                                               1998       5.18
                                               1999       4.84
                                               2000       6.06
                                               2001
                                                          ----

                               INVESTMENT POLICIES

The discussion of Principal Investment Strategies for some of the Portfolios states that the relevant Portfolio invests, under normal circumstances, at least 80% of its total assets in a particular type of security. For these purposes "total assets" means the Portfolio's net assets plus any borrowings for investment purposes. The 80% requirement must be complied with at the time the Portfolio invests its assets. Accordingly, where a Portfolio no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such as way as to bring the portfolio into compliance with the 80% requirement.

When the discussion states that the Portfolio invests "primarily" in a certain type or style of securities, this normally means that the Portfolio will invest at least 65% of its total assets (as defined above) in that type or style of securities.

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------

Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below further describes the investment practices and risks pertinent to one or more of the Portfolios.

DERIVATIVE SECURITIES

The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indexes. They may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Manager or Sub-Adviser is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss.

In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities. With respect to mortgage-backed and asset-backed securities, if interest rates fall, the underlying mortgages and debt may be paid off, reducing the value of a Portfolio's investments.

FOREIGN SECURITIES

Foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Some foreign securities are issued by companies organized outside the United States and are traded only or primarily in trading markets outside the United States. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. A Portfolio may, however, engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be lent to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Portfolio's Manager or Sub-Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as "Participations," are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Mortgage-backed and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or the Sub-Adviser's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indexes.

These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Portfolio uses such techniques in an attempt to reduce risk it is known as "hedging". If a Portfolio's Manager or Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

SWAP AGREEMENTS

Certain of the Portfolios may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Portfolio's use of swap agreements will be successful will depend on whether the Manager or the Sub-Adviser correctly predicts movements in interest rates, indexes and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, with swap agreements the other party could go bankrupt and a Portfolio could lose the value of the security it should have received in the swap. See "Tax Status" in the Statement of Additional Information ("SAI") for information regarding the tax considerations relating to swap agreements.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures for when-issued securities will be followed.

RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")

Debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Manager or Sub-Adviser are sometimes referred to as junk bonds and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse conditions, for temporary defensive purposes, each Portfolio may invest outside the scope of its principal investment focus. During such times, a Portfolio may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, each Portfolio may invest without limit in money market and other investments. In addition, under such conditions, the International Equity Portfolio may invest without limit in equity securities of U.S. issuers and bonds and the High Yield Corporate Bond Portfolio may invest without limit in securities rated A or higher by Moody's or S&P and in U.S. Government securities.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, some of the Portfolios may experience a portfolio turnover rate of over 100%. Portfolio turnover information for each Portfolio is found in the Financial Highlights section. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio).

                           THE FUND AND ITS MANAGEMENT

--------------------------------------------------------------------------------

The Board of Directors supervises the business affairs and investments of each Portfolio, which are managed on a daily basis by each Portfolio's Manager or Sub-Adviser.

        THE MANAGER

New York Life Investment Management LLC ("NYLIM" or the "Manager"), NYLIM Center, 169 Lackawanna Ave., Parsippany, New Jersey 07054, is the Manager to each Portfolio. NYLIM was formed as an independently managed wholly-owned subsidiary of New York Life Insurance Company in April, 2000. As of December 31, 2001, NYLIM and its affiliates managed over $__ billion in assets.

NYLIM is subject to the supervision of the Directors and, in conformity with the stated policies of each Portfolio, continuously manages the portfolio of each Portfolio that it advises, including the purchase, retention and disposition of securities and other supervision of its assets, and maintains certain records relating thereto. These advisory services are provided pursuant to a Management Agreement with regard to the Equity Income, Mid Cap Core, Mid Cap Growth and Small Cap Growth Portfolios and an Investment Advisory Agreement with regard to the remaining Portfolios. NYLIM, with the approval of the Board of Directors, may select and employ Sub-Advisers, and if so, monitors the Sub-Advisers' investment programs and results, and coordinates the investment activities of the Sub-Advisers to help ensure compliance with regulatory restrictions. The Sub-Advisers, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. NYLIM pays the fees of each Portfolio's Sub-Adviser. The Sub-Advisory Agreements can be terminated by NYLIM or by the Directors in which case they would no longer manage the Portfolio. NYLIM manages directly four Portfolios and retains Sub-Advisers for the remaining Portfolios as described below.

NYLIM also provides administrative services to each of the Portfolios. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios excluding those maintained by the Portfolios' Custodian, except those as to which NYLIM has supervisory functions, and other than those being maintained by the Manager or the Sub-Advisers. NYLIM pays the salaries and expenses of all personnel affiliated with the Portfolios, and all the operational expenses that aren't the responsibility of the Portfolios, including the fees paid to the Sub-Adviser. These administrative services are provided to the Equity Income, Mid Cap Core, Mid Cap Growth and Small Cap Growth Portfolios pursuant to the Management Agreement referenced above. These services are provided to the other Portfolios pursuant to a separate Administration Agreement.

The Equity Income, Mid Cap Core, Mid Cap Growth and Small Cap Growth Portfolios commenced operations on July 2, 2001. For the calendar year 2002, the Fund, on behalf of these following Portfolios, will pay NYLIM an aggregate fee for investment advisory and administrative services performed as a percentage of the average daily net assets of that Portfolio as follows:

                                                                                  ANNUAL RATE
                                                                                  -----------
                            Equity Income Portfolio.....................             0.70%
                            Mid Cap Core Portfolio........................           0.85%
                            Mid Cap Growth Portfolio.....................            0.75%
                            Small Cap Growth Portfolio..................             1.00%

The 15 remaining Portfolios pay separate fees for advisory and administrative services. For the fiscal year ended December 31, 2001, the Fund, on behalf of these Portfolios, paid NYLIM an aggregate fee for investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as follows:

                                                                                    ANNUAL RATE
                                                                                    -----------
                               Capital Appreciation Portfolio(1)...............         ____%
                               Cash Management Portfolio(1)....................         ____%
                               Convertible Portfolio(1)........................         ____%
                               Government Portfolio(1).........................         ____%
                               High Yield Corporate Bond Portfolio(1)..........         ____%
                               Indexed Equity Portfolio .......................         ____%
                               International Equity Portfolio(1)...............         ____%
                               Total Return Portfolio(1).......................         ____%
                               Value Portfolio(1)..............................         ____%
                               American Century Income & Growth
                                 Portfolio(2)..................................         ____%
                               Bond Portfolio..................................         ____%
                               Dreyfus Large Company Value Portfolio(2)........         ____%
                               Eagle Asset Management Growth Equity
                                 Portfolio(2)..................................         ____%
                               Growth Equity Portfolio(2)......................         ____%
                               Lord Abbett Developing Growth
                               Portfolio(2)..................                           ____%

------------
(1) Until February 13, 2001, MacKay Shields LLC, an affiliate of NYLIM, acted as the adviser to the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Total Return and Value Portfolios. NYLIM replaced MacKay Shields LLC as the adviser to these Portfolios on February 13, 2001.

(2) Until February 13, 2001, New York Life Insurance Company acted as adviser to the American Century Income & Growth, Dreyfus Large Company Value, Eagle Asset Management Growth Equity and Lord Abbett Developing Growth Portfolios. NYLIM replaced New York Life Insurance Company as the adviser to these Portfolios on February 13, 2001.


Each of the above 15 Portfolios also pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM at an annual rate of 0.20% of the average daily net assets of each Portfolio.

The payment of the investment management and the administration fees, as well as other operating expenses, will affect the Indexed Equity Portfolio's ability to track the S&P 500 Index exactly.

Where NYLIM has retained a Sub-Adviser, the Sub-Adviser, under the supervision of NYLIM, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Sub-Adviser is paid a monthly fee by NYLIM, not the Portfolios. (See the SAI for the breakdown of fees.)


SUB-ADVISERS. Each Sub-Adviser is employed by NYLIM, subject to approval by the Board of Directors, and, where required, the shareholders of the applicable Portfolio. NYLIM recommends Sub-Advisers to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Sub-Adviser's skill in managing assets using specific investment styles and strategies.

Each Sub-Adviser has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Sub-Advisers are subject to general supervision by the Fund's Board of Directors and NYLIM, these parties do not evaluate the investment merits of specific securities transactions.

MacKay Shields LLC, 9 West 57th Street, New York, NY 10019, is the Sub-Adviser to the Capital Appreciation, Cash Management, Convertible, Equity Income, Government, High Yield Corporate Bond, International Equity, Mid Cap Growth, Small Cap Growth, Total Return and Value Portfolios. The firm was incorporated in 1969 as an independent advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life Insurance Company ("New York Life"). MacKay Shields became a Delaware limited liability company in 1999. As of December 31, 2001, MacKay Shields managed over $__ billion in assets.

American Century Investment Management, Inc., whose principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, serves as Sub-Adviser to the American Century Income & Growth Portfolio.

The Dreyfus Corporation, whose principal place of business is 200 Park Avenue, New York, New York 10166, serves as Sub-Adviser to the Dreyfus Large Company Value Portfolio. The Dreyfus Corporation is an indirect wholly-owned subsidiary of Mellon Bank Corporation, which provides a comprehensive range of financial products and services.

Eagle Asset Management, Inc., whose principal place of business is St. Petersburg, Florida, serves as Sub-Adviser to the Eagle Asset Management Growth Equity Portfolio. Eagle Asset Management is a wholly-owned subsidiary of Raymond James Financial, Inc., which together with its subsidiaries, provides a wide range of financial services to retail and institutional clients.

Lord, Abbett & Co., whose principal place of business is 90 Hudson Street, Jersey City, New Jersey 07032-3973, serves as Sub-Adviser to the Lord Abbett Developing Growth Portfolio.

        PORTFOLIO MANAGERS -- BIOGRAPHIES

PORTFOLIO MANAGERS:

BOND PORTFOLIO - - Albert R. Corapi, Jr. and Donald F. Serek
CAPITAL APPRECIATION PORTFOLIO - - Rudolph C. Carryl and Edmund C. Spelman
CASH MANAGEMENT PORTFOLIO - - Claude Athaide
CONVERTIBLE PORTFOLIO - - Edward Silverstein, Edmund C. Spelman and Thomas Wynn EQUITY INCOME - - Michael Sheridan and Richard A. Rosen
GOVERNMENT PORTFOLIO - - Gary Goodenough and Joseph Portera
GROWTH EQUITY PORTFOLIO - - James Agostisi and Patricia S. Rossi
HIGH YIELD CORPORATE BOND PORTFOLIO - - Donald E. Morgan and J. Matthew Philo INDEXED EQUITY PORTFOLIO - - Jefferson C. Boyce and Stephen Killian INTERNATIONAL EQUITY PORTFOLIO - - Rupal J. Bhansali
MID CAP CORE PORTFOLIO - - Harvey Fram and Stephen B. Killian
MID CAP GROWTH PORTFOLIO - - Edmund C. Spelman and Rudolph C. Carryl
SMALL CAP GROWTH PORTFOLIO - - Edmund C. Spelman and Rudolph C. Carryl
TOTAL RETURN PORTFOLIO - - Rudolph C. Carryl, Gary Goodenough, Christopher Harms and Edmund C. Spelman
VALUE PORTFOLIO - - Richard Rosen
AMERICAN CENTURY INCOME & GROWTH PORTFOLIO - - Kurt Borgwardt and John
Schniedwind
DREYFUS LARGE COMPANY VALUE PORTFOLIO - - Valerie J. Sill
EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO -- Ashi Parikh
LORD ABBETT DEVELOPING GROWTH PORTFOLIO - - Stephen J. McGruder

BIOGRAPHIES:

JAMES AGOSTISI -- Mr. Agostisi has managed the Growth Equity Portfolio since 1994. He has been a Director of NYLIM since April 2000. He was a Director--Portfolio Manager of Madison Square Advisors from 1998 to 2001. He has 15 years of investment experience at New York Life and has been working in the equity market since 1989.

CLAUDE ATHAIDE, PH.D., CFA -- Mr. Athaide has managed the Cash Management Portfolio since March 1998. Mr. Athaide joined MacKay Shields in 1996 and became an Associate Director in 2001. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with the Republic National Bank from May 1995 to August 1995. Mr. Athaide has over 5 years of investment experience. Mr. Athaide became a Chartered Financial Analyst in 2000.

RUPAL J. BHANSALI -- Ms. Rupal J. Bhansali has managed the International Equity Portfolio since April 2001. Ms. Bhansali joined MacKay Shields as Managing Director and Head of the International Equity Products in 2001. Ms. Bhansali was previously the co-head of the international equity division at Oppenheimer Capital, where she managed various institutional and retail international equity portfolios. Earlier in her career, Ms. Bhansali worked in various capacities doing investment research and advisory work at Soros Fund Management, Crosby Securities and ICICI Ltd. She has 13 years of experience in the industry.
Ms. Bhansali received her MBA in finance from the University of Rochester and her undergraduate and masters degrees in accounting from the University of Bombay.

KURT BORGWARDT -- Mr. Borgwardt has managed the American Century Income & Growth Portfolio since its inception. Mr. Borgwardt, Vice President and Senior Portfolio Manager, joined American Century in August 1990, and has managed the quantitative equity research effort since then. He has a bachelor of arts from Stanford University and an MBA with a specialization in finance from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

JEFFERSON C. BOYCE -- Mr. Boyce has managed the Indexed Equity Portfolio since March 1999. Mr. Boyce has been an employee of NYLIM since March 2000 and was the Chairman and Chief Executive Officer of Monitor Capital Advisors LLC from 1997 to 2001. Prior to that he was Senior Vice President of Monitor Capital from 1992 to 1997. Mr. Boyce is a Senior Vice President of New York Life and serves as an officer and/or director of various other subsidiaries and affiliated entities of New York Life.

RUDOLPH C. CARRYL -- Mr. Carryl has managed the Capital Appreciation, Mid Cap Growth and Total Return Portfolios since inception. Mr. Carryl is a Senior Managing Director of MacKay Shields. He joined MacKay Shields as a Director in 1992 and has 24 years of investment management and research experience. Mr. Carryl was Research Director and Senior Portfolio Manager at Value Line, Inc. from 1978 to 1992.

ALBERT R. CORAPI, JR. -- Mr. Corapi has managed the Bond Portfolio since 1990. Mr. Corapi has been a Director of NYLIM since April 2000. He was a Director-Portfolio Manager of Madison Square Advisors from 1998 to 2001. He joined the Investment Department of New York Life in 1985 and has been in the fixed income market since 1982.

HARVEY FRAM -- Mr. Fram has managed the Mid Cap Core Portfolio since inception. He joined NYLIM in March 2000. Mr. Fram was a Portfolio Manager and Research Strategist with Monitor Capital Advisors LLC from 1999 to 2001. Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his CFA designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.

GARY GOODENOUGH -- Mr. Goodenough became a manager of the Government Portfolio and the Total Return Portfolio in July 2000. Mr. Goodenough joined MacKay Shields as Managing Director and Co-head of the Bond Team in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and a Managing Director of Global Bonds at Salomon Brothers.

CHRISTOPHER HARMS -- Mr. Harms has managed the Total Return Portfolio since July 2000 and the Government Portfolio from April 1999 until July 2000. Mr. Harms is a Managing Director of MacKay Shields. Mr. Harms joined MacKay Shields as a Director in 1991 with more than 10 years prior investment management and research experience. Prior to joining the firm, Mr. Harms was employed at Bear Stearns in the Asset Management Division as a fixed income portfolio manager.

STEPHEN B. KILLIAN -- Mr. Killian has managed the Indexed Equity Portfolio since February 1999 and the Mid Cap Core Portfolio since inception. Mr. Killian has been a Managing Director of NYLIM since March 2000. In this role, he has portfolio management responsibility for international equity funds, active quantitative equity portfolios and development of quantitative strategies. He was a Portfolio Manager with Monitor Capital Advisors LLC from 1997 to 2001. Mr. Killian was a Partner and Senior Portfolio Manager at RhumbLine Advisers from 1992 to 1997.

STEPHEN J. MCGRUDER -- Mr. McGruder has managed the Lord Abbett Developing Growth Portfolio since its inception and has been a portfolio manager at Lord Abbett since May 1995. He previously served as Vice President of Wafra Investor Advisory Group from October 1988. Mr. McGruder has been in the investment business since 1969.

DONALD E. MORGAN -- Mr. Morgan has managed the High Yield Corporate Bond Portfolio since 1999. Mr. Morgan is a Managing Director and head of the High Yield Division at MacKay Shields. He joined MacKay Shields in 1997 as an Associate Director, and was promoted to Director in 1999 and to Managing Director in 2000. Prior to joining MacKay Shields, he was a High Yield Analyst with Fidelity Management & Research. Prior thereto, he was an Engineer at QuesTech Inc. Mr. Morgan became a Chartered Financial Analyst in 1998, and has 8 years experience in investment management and research.

ASHI PARIKH -- Mr. Parikh has managed the Eagle Asset Management Growth Equity Portfolio since April 1999. He is Managing Director and Portfolio Manager for the large capitalization Growth Equity Program at Eagle. Mr. Parikh joined Eagle in 1999 from Banc One Investment Advisors, Inc., where he was Managing Director of their Growth Equity Team. He joined Banc One Corporation in 1992 and Banc One Investment Advisors in 1994.

J. MATTHEW PHILO -- Mr. Philo has managed the High Yield Corporate Bond Portfolio since 2001. Mr. Philo joined MacKay Shields in 1996 from Thorsell, Parker Partners Inc. where he was an analyst and portfolio manager focusing on mid-cap companies. He was previously with Moran Asset Management as an equity portfolio manager and analyst. Mr. Philo is a Chartered Financial Analyst and has 19 years of investment management and research experience. He received a BA in Economics from the State University of New York at Albany and an MBA in Finance from New York University.

JOSEPH PORTERA -- Mr. Portera has managed the Government Portfolio since July 2000. Mr. Portera is a Managing Director of MacKay Shields specializing in international bonds. He returned to MacKay Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay Shields in 1991.

RICHARD ROSEN -- Mr. Rosen has managed the Equity Income Portfolio since inception and the Value Portfolio since January 1999. Mr. Rosen is a Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.

PATRICIA S. ROSSI -- Ms. Rossi has managed the Growth Equity Portfolio since 1995. She has been a Managing Director of NYLIM since April 2000. She was a Director-Portfolio Manager of Madison Square Advisors from 1998 to 2001. She joined New York Life in 1995 as Head of Public Equities. Ms. Rossi has over 20 years of investment management and research experience. Prior to joining New York Life, Ms. Rossi was a portfolio manager for the United Church of Christ--Pension Boards.

JOHN SCHNIEDWIND -- Mr. Schniedwind has managed the American Century Income & Growth Portfolio since its inception. Mr. Schniedwind, Senior Vice President, Senior Portfolio Manager and Group Leader of Quantitative Equity, joined American Century in 1982 and also supervises other portfolio management teams. He has degrees from Purdue University and an MBA in finance from the University of California-Berkeley. He has earned the right to use the Chartered Financial Analyst designation.

DONALD F. SEREK -- Mr. Serek has managed the Bond Portfolio since April 2000. He has been a Portfolio Manager with NYLIM since April 2000. He joined New York Life in 1997 as a corporate bond specialist. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. Earlier in his career he held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups.

MICHAEL C. SHERIDAN -- Mr. Sheridan has managed the Equity Income Portfolio since inception. Mr. Sheridan is a Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1996. Prior to joining MacKay Shields, he was with Arnhold & S. Bleichroeder Capital where he was responsible for value equity analysis. Mr. Sheridan has 16 years research and investment management experience.

VALERIE J. SILL -- Ms. Sill became a manager of the Dreyfus Large Company Value Portfolio in August 2001. Ms. Sill is a dual employee of The Dreyfus Corporation and The Boston Company Asset Management LLC, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. She joined The Boston Company in 1994, where she is a portfolio manager of balanced and value equity accounts. Ms. Sill is the Chairperson of The Boston Company's Equity Policy Group. Prior to joining The Boston Company, Ms. Sill served as a portfolio manager and analyst at Investment Advisors, Inc. in Minneapolis from 1992 to 1994. She also worked as a healthcare and utilities analyst at State Street Research & Management Company in Boston from 1990 to 1992. Ms. Sill graduated from Wellesley College with a bachelor's degree, magna cum laude, in economics and philosophy. She holds an M.B.A. from Harvard Business School and has earned the right to use the Chartered Financial Analyst designation.

EDWARD SILVERSTEIN -- Mr. Silverstein has managed the Convertible Portfolio since 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and was a Research Analyst in the Equity Division. He became an Associate Director in 2000. Prior to joining MacKay Shields, Mr. Silverstein was a portfolio manager at The Bank of New York from 1995 to 1998.

EDMUND C. SPELMAN -- Mr. Spelman has managed the Convertible Portfolio since September 1999 and has managed the Capital Appreciation, Mid Cap Growth, Small Cap Growth and Total Return Portfolios since inception. Mr. Spelman is a Senior Managing Director at MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1983 to 1990.

THOMAS WYNN -- Mr. Wynn has managed the Convertible Portfolio since 1997. Mr. Wynn is a Director at MacKay Shields. He joined MacKay Shields in 1995 as a research analyst. He was previously a portfolio manager at Fiduciary Trust for nine years and has over 14 years experience in investment management and research.

                        PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

The Fund determines the net asset value per share of each Portfolio on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) for each Portfolio for purchases and redemptions of shares of each Portfolio by dividing the current market value (amortized cost in the case of the Cash Management Portfolio) of total Portfolio assets, less liabilities, by the total number of shares outstanding of that Portfolio. If current market values are not available, investments will be valued by another method that the Board of Directors believes accurately reflects fair value. Changes in the value of the Portfolios' securities that occur after the close of regular trading will not be reflected in the calculation of NAV unless the Manager or Sub-Adviser determines that a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made.

Certain Portfolios invest in securities that are primarily listed on foreign securities exchanges that trade on weekdays or other days when the Fund does not price shares. As a result, the net asset value of those Portfolios' shares may change on days when shareholders will not be able to purchase or redeem their shares.

LIMITATIONS ON PURCHASES AND TRANSFERS. Short-term or excessive trading into and out of a Portfolio may harm performance by disrupting portfolio management strategies and by increasing expenses. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the portfolio manager cannot predict how much cash a Portfolio will have to invest. Accordingly, the Fund may reject any purchase or transfer orders at any time. In particular, the Fund may reject or cancel any order or part thereof from market timers or investors who, in the opinion of NYLIM or a Portfolio's Sub-Adviser, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Portfolio. For these purposes, NYLIM or the Sub-adviser may consider an investor's trading history in that Portfolio or other Portfolios, and accounts under common ownership or control.

The Fund will cooperate with NYLIAC in monitoring for transactions that are indicative of market timing. The Fund may work with NYLIAC in helping NYLIAC to implement its procedures and practices for preventing any use of the transfer right that NYLIAC considers to be the actual or potential disadvantage of other Policy Owners. In addition, if a Portfolio allows a market timer to trade Portfolio shares, it may in the future require the market timer to enter into a written agreement to follow certain procedures and limitations.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------

        TAXES

Each Portfolio intends to elect to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed. Federal tax laws impose a four percent nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet specified distribution requirements. Each Portfolio intends to comply with such distribution requirements and therefore does not expect to incur the four percent nondeductible excise tax.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be separate accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

        DIVIDENDS AND DISTRIBUTIONS

The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash Management Portfolio declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

        CUSTODIAN

For the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Equity Income, Mid Cap Core, Mid Cap Growth, Small Cap Growth, Total Return, Value, American Century Income & Growth, Dreyfus Large Company Value, Eagle Asset Management Growth Equity, Lord Abbett Developing Growth, and Indexed Equity Portfolios, The Bank of New York, 100 Church Street, New York, New York 10286 is the custodian of the Portfolios' assets. For the Bond and Growth Equity Portfolios, The Chase Manhattan Bank, N.A. (formerly Chemical Bank), 3 Chase Metro Tech Center, Brooklyn, New York 11245 is the custodian of the Portfolios' assets.

        PERFORMANCE AND YIELD INFORMATION

From time to time, the Fund may advertise yields and total returns for the Portfolios. In addition, the Fund may advertise the effective yield of the Cash Management Portfolio. These figures will be based on historical information and are not intended to indicate future performance. Information on the calculation of performance data is included in the SAI.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                          [to be included by amendment]

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010, or call 1-800-598-2019.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, NYLIM OR THE SUB-ADVISERS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[RECYCLE LOGO]

The MainStay VP Series Fund, Inc.
SEC File Number:  811-03833

                          MAINSTAY VP SERIES FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2002


                            ------------------------

Although not a prospectus, this Statement of Additional Information ("SAI") supplements the information contained in the prospectus dated May 1, 2002 for the MainStay VP Series Fund, Inc. (the "Fund"), as amended or supplemented from time to time (the "Prospectus"). This SAI is incorporated by reference in and is made part of the Prospectus, and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010 or by calling 1-800-598-2019.

Portfolios described in this SAI may not be available in all New York Life Insurance and Annuity Corporation products.

                            ------------------------

                                TABLE OF CONTENTS

MAINSTAY VP SERIES FUND, INC. INVESTMENT POLICIES.................................................................1

FUNDAMENTAL INVESTMENT POLICIES...................................................................................1

       FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP CAPITAL
       APPRECIATION, MAINSTAY VP CASH MANAGEMENT, MAINSTAY VP CONVERTIBLE,
       MAINSTAY VP GOVERNMENT, MAINSTAY VP TOTAL RETURN, MAINSTAY VP VALUE AND
       MAINSTAY VP INDEXED EQUITY PORTFOLIOS......................................................................1
       FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP HIGH YIELD
       CORPORATE BOND PORTFOLIO...................................................................................2
       FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP INTERNATIONAL
       EQUITY PORTFOLIO...........................................................................................3
       FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP BOND AND
       MAINSTAY VP GROWTH EQUITY PORTFOLIOS.......................................................................4
       FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP EQUITY
       INCOME, MAINSTAY VP MID CAP CORE, MAINSTAY VP MID CAP GROWTH AND
       MAINSTAY VP SMALL CAP GROWTH PORTFOLIOS....................................................................5
       FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE DREYFUS LARGE COMPANY
       VALUE PORTFOLIO............................................................................................6
       FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE AMERICAN CENTURY INCOME &
       GROWTH PORTFOLIO...........................................................................................7
       FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE LORD ABBETT DEVELOPING
       GROWTH PORTFOLIO...........................................................................................7
       FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE EAGLE ASSET MANAGEMENT
       GROWTH EQUITY PORTFOLIO....................................................................................8

ADDITIONAL NON-FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE
TO CERTAIN PORTFOLIOS.............................................................................................9

       CAPITAL APPRECIATION, CASH MANAGEMENT, CONVERTIBLE, GOVERNMENT, HIGH YIELD
       CORPORATE BOND, TOTAL RETURN, VALUE AND INDEXED EQUITY PORTFOLIOS..........................................9
       INTERNATIONAL EQUITY PORTFOLIO............................................................................10
       BOND AND GROWTH EQUITY PORTFOLIOS.........................................................................11
       EQUITY INCOME, MID CAP CORE, MID CAP GROWTH AND SMALL CAP GROWTH
       PORTFOLIOS................................................................................................11
       THE DREYFUS LARGE COMPANY VALUE PORTFOLIO.................................................................12
       THE LORD ABBETT DEVELOPING GROWTH PORTFOLIO...............................................................12
       THE EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO........................................................13

OTHER INVESTMENT POLICIES........................................................................................13

       OTHER INVESTMENT POLICIES OF THE HIGH YIELD CORPORATE BOND PORTFOLIO......................................14
       OTHER INVESTMENT POLICIES OF THE GOVERNMENT PORTFOLIO.....................................................14
       OTHER INVESTMENT POLICIES OF THE CASH MANAGEMENT PORTFOLIO................................................15
       OTHER INVESTMENT POLICIES OF THE CONVERTIBLE PORTFOLIO....................................................17
       OTHER INVESTMENT POLICIES OF THE DREYFUS LARGE COMPANY VALUE PORTFOLIO....................................17
       OTHER INVESTMENT POLICIES OF THE EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO...........................19
       OTHER INVESTMENT POLICIES OF THE HIGH YIELD CORPORATE BOND PORTFOLIO......................................20
       OTHER INVESTMENT POLICIES OF THE INDEXED EQUITY PORTFOLIO.................................................21
       OTHER INVESTMENT POLICIES OF THE INTERNATIONAL EQUITY PORTFOLIO...........................................22

CERTAIN INVESTMENT PRACTICES COMMON TO TWO OR MORE PORTFOLIOS....................................................23

       ARBITRAGE.................................................................................................26
       BANK OBLIGATIONS..........................................................................................26
       CASH EQUIVALENTS..........................................................................................27
       COMMERCIAL PAPER..........................................................................................27
       CONVERTIBLE SECURITIES....................................................................................28
       DEBT SECURITIES...........................................................................................28
       FLOATERS AND INVERSE FLOATERS.............................................................................29
       RISKS OF INVESTING IN HIGH YIELD SECURITIES...............................................................29
       ZERO COUPON BONDS.........................................................................................30
       U.S. GOVERNMENT SECURITIES................................................................................30
       SHORT SALES AGAINST THE BOX...............................................................................31
       REPURCHASE AGREEMENTS.....................................................................................31
       REVERSE REPURCHASE AGREEMENTS.............................................................................32
       LENDING OF PORTFOLIO SECURITIES...........................................................................33
       BORROWING.................................................................................................33
       FOREIGN SECURITIES........................................................................................33
       DEPOSITARY RECEIPTS.......................................................................................34
       FOREIGN CURRENCY TRANSACTIONS.............................................................................34
       MORTGAGE DOLLAR ROLLS.....................................................................................36
       BRADY BONDS...............................................................................................36
       FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES....................................................37
       FOREIGN INDEX-LINKED INSTRUMENTS..........................................................................37
       WHEN-ISSUED SECURITIES....................................................................................38
       MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES........................................................38
       LOAN PARTICIPATION INTERESTS..............................................................................43
       REAL ESTATE INVESTMENT TRUSTS ("REITS")...................................................................44
       OPTIONS ON SECURITIES.....................................................................................44
       FUTURES TRANSACTIONS......................................................................................49
       SECURITIES INDEX OPTIONS..................................................................................56
       WARRANTS..................................................................................................56

       SWAP AGREEMENTS...........................................................................................51

PORTFOLIO TURNOVER...............................................................................................51

MANAGEMENT OF THE FUND...........................................................................................53

THE MANAGER AND THE SUB-ADVISERS.................................................................................57

ADMINISTRATIVE SERVICES..........................................................................................59

PORTFOLIO BROKERAGE..............................................................................................62

DETERMINATION OF NET ASSET VALUE.................................................................................62

       HOW PORTFOLIO SECURITIES WILL BE VALUED...................................................................62

INVESTMENT PERFORMANCE CALCULATIONS..............................................................................63

       CASH MANAGEMENT PORTFOLIO YIELD...........................................................................63
       GOVERNMENT, HIGH YIELD CORPORATE BOND AND BOND PORTFOLIOS YIELD...........................................64
       TOTAL RETURN CALCULATIONS.................................................................................64

PURCHASE AND REDEMPTION OF SHARES................................................................................65

TAXES............................................................................................................66

GENERAL INFORMATION..............................................................................................68

CODE OF ETHICS...................................................................................................69

LEGAL COUNSEL....................................................................................................69

INDEPENDENT ACCOUNTANTS..........................................................................................69

DESCRIPTION OF SECURITIES RATINGS...............................................................................A-1

                MAINSTAY VP SERIES FUND, INC. INVESTMENT POLICIES

        Each Portfolio has a separate investment objective or objectives which it pursues through separate investment policies as described in the Prospectus and below. The following discussion elaborates on the presentation of the Portfolios' investment policies contained in the Prospectus. The investment restrictions set forth below, are fundamental policies of the respective Portfolios as indicated; i.e., they may not be changed with respect to a Portfolio without a majority vote of the outstanding shares of that Portfolio. This means the approval of the shareholders of a majority of the Portfolio's outstanding voting securities defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy.

                         FUNDAMENTAL INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP CAPITAL APPRECIATION ("CAPITAL APPRECIATION"), MAINSTAY VP CASH MANAGEMENT ("CASH MANAGEMENT"), MAINSTAY VP CONVERTIBLE ("CONVERTIBLE"), MAINSTAY VP GOVERNMENT ("GOVERNMENT"), MAINSTAY VP TOTAL RETURN ("TOTAL RETURN"), MAINSTAY VP VALUE ("VALUE") AND MAINSTAY VP INDEXED EQUITY ("INDEXED EQUITY") PORTFOLIOS

NONE OF THESE PORTFOLIOS WILL:

        (1) invest more than 5% of the value of the total assets of a Portfolio in the securities of any one issuer, except in U.S. Government securities;

        (2) purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Portfolio, except that this restriction does not apply to U.S. Government securities;

        (3) borrow money (except from banks on a temporary basis for extraordinary or emergency purposes), issue senior securities (except as appropriate to evidence indebtedness that a Portfolio is permitted to incur) and/or pledge, mortgage or hypothecate its assets, except that a Portfolio may
(i) borrow money or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, (ii) enter into transactions in options, forward currency contracts, futures and options on futures as described in the Prospectus and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of secured put and covered call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts and related options contracts will not be deemed to be pledges of a Portfolio's assets), and
(iii) secure permitted borrowings, pledge securities having a market value at the time of pledge not exceeding 15% of the cost of a Portfolio's total assets;

        (4) act as underwriter of the securities issued by others, except to the extent that purchases of securities, in accordance with a Portfolio's investment objectives and policies directly from the issuer thereof and the later disposition thereof, may be deemed to be underwriting;

        (5) purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. Government securities and except that more than 25% of the market value of the total assets of the Cash Management Portfolio will be invested in the securities of banks and bank holding companies, including certificates of deposit and bankers' acceptances. For the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents;

        (6) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (other than securities of companies that invest in or sponsor those programs and except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indexes or related options thereon), each Portfolio reserving the freedom of action to hold and to sell real estate acquired for any Portfolio as a result of the ownership of securities. Forward foreign currency exchange contracts, options on currency, currency futures contracts and options on such futures contracts are not deemed to be investments in a prohibited commodity or commodity contract for the purpose of this restriction; or

        (7) lend any funds or other assets, except that a Portfolio may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and any guidelines established by the Fund's Board of Directors; or

        (8) issue senior securities, except as appropriate to evidence indebtedness that a Portfolio is permitted to incur and except for shares of existing or additional series of the Fund.

        "Value" for the purposes of all investment restrictions shall mean the value used in determining a Portfolio's net asset value.

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP HIGH YIELD CORPORATE BOND ("HIGH YIELD CORPORATE BOND") PORTFOLIO

THE HIGH YIELD CORPORATE BOND PORTFOLIO WILL NOT:

        (1) invest more than 5% of the value of its total assets in the securities of any one issuer, except U.S. Government securities;

        (2) purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Portfolio;

        (3) borrow money except from banks on a temporary basis for extraordinary or emergency purposes, and no purchases of securities will be made while such borrowings exceed 5% of the value of the Portfolio's assets, or pledge, mortgage or hypothecate its assets, except that, to secure permitted borrowings, it may pledge securities having a market value at the time of pledge not exceeding 15% of the cost of the Portfolio's total assets, and except in connection with permitted transactions in options, futures contracts and options on futures contracts;

        (4) act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with the Portfolio's investment objectives and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

        (5) purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. Government securities (for the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents) except that up to 40% of the Portfolio's total assets, taken at market value, may be invested in each of the electric utility and telephone industries, but it will not invest more than 25% in either of those industries unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in such industry (issue size of $50 million or more) have averaged in excess of 105% of yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more);

        (6) issue senior securities, except as appropriate to evidence indebtedness that a Portfolio is permitted to incur and except for shares of existing or additional series of the Fund;

        (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indexes or related options thereon), the Fund reserving the freedom of action to hold and to sell real estate acquired for any Portfolio as a result of the ownership of securities. Forward foreign currency exchange contracts, options on currency, currency futures contracts and options on such futures contracts are not deemed to be an investment in a prohibited commodity or commodity contract for the purpose of this restriction; or

        (8) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations and the entry into repurchase agreements in accordance with such Portfolio's investment objectives and policies may be deemed to be loans.

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP INTERNATIONAL EQUITY ("INTERNATIONAL EQUITY") PORTFOLIO

THE INTERNATIONAL EQUITY PORTFOLIO WILL NOT:

        (1) invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

        (2) invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

        (3) invest in a security if, with respect to 75% of its assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities;

        (4) purchase or sell real estate, including real estate limited partnership interests (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

        (5) purchase or sell commodities, commodities contracts, or oil, gas or mineral programs or interests in oil, gas or mineral leases (other than securities of companies that invest in or sponsor those programs), except that, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information (i) this Portfolio may enter into futures contracts and options on futures contracts and may enter into forward foreign currency contracts and foreign currency options; and (ii) may purchase or sell currencies on a spot or forward basis and may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments, and may purchase and sell options on such futures contracts;

        (6) borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Portfolio may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) enter into transactions in options, forward currency contracts, futures and options on futures as described in the Prospectus and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of secured put and covered call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts and related options contracts will not be deemed to be pledges of the Portfolio's assets);

        (7) lend any funds or other assets, except that the Portfolio may, consistent with its investment objective and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Fund's Directors;

        (8) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the Federal securities laws; or

        (9) issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur and except for shares of existing or additional series of the Fund.

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP BOND ("BOND") AND MAINSTAY VP GROWTH EQUITY ("GROWTH EQUITY") PORTFOLIOS

NEITHER OF THESE PORTFOLIOS WILL:

        (1) purchase securities on margin or otherwise borrow money or issue senior securities, except that any Portfolio may (a) borrow up to 5% of the value of its total assets from banks for extraordinary or emergency purposes (such as to permit the Portfolio to honor redemption requests which might otherwise require the sale of securities at a time when that is not in the Portfolio's best interest), or (b) obtain such short-term credits as it needs for the clearance of securities transactions. A Portfolio will not purchase investment securities while borrowings are outstanding and, in addition, the interest which must be paid on any borrowed money will reduce the amount available for investment. Reverse repurchase agreements are not considered "borrowings" for purposes of this restriction, and, to the extent permitted by applicable law, the Portfolios may enter into such agreements;

        (2) lend money, except that a Portfolio may purchase privately placed bonds, notes, debentures or other obligations customarily purchased by institutional or individual investors (which obligations may or may not be convertible into stock or accompanied by warrants or rights to acquire stock), provided that such loans will not exceed 10% of the net asset value of each Portfolio. Repurchase agreements and publicly traded debt obligations are not considered "loans" for purposes of this restriction, and a Portfolio may enter into such purchases in accordance with its investment objectives and policies and any applicable restrictions. A Portfolio may also make loans of its securities of up to 20% of the value of the Portfolio's total assets;

        (3) underwrite the securities of other issuers, except where, in selling portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933 (the "1933 Act") when selling securities acquired pursuant to paragraph 2 above;

        (4) purchase securities in order to exercise control over the management of any company, or to cause more than 25% of a Portfolio's total assets to consist of (a) securities other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) which, together with other securities of the same issuer owned by the Portfolio, constitute more than 5% of the value of the Portfolio's total assets or (b) voting securities of issuers more than 10% of whose voting securities are owned by the Fund;

        (5) make an investment if this would cause more than 25% of the value of the Portfolio's total assets to be invested in securities issued by companies principally engaged in any one industry except that this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Neither utilities nor energy companies are considered to be a single industry for purposes of this restriction. Instead, they will be divided according to their services. For example, gas, electric and telephone utilities will each be considered a separate industry;

        (6) write or purchase any put options or engage in any combination of put and call options;

        (7)     make short sales of securities;

        (8)     invest in commodities or commodity contracts;

        (9) buy or sell real estate or mortgages, except that the Portfolios may invest in shares of real estate investment trusts and of other issuers that engage in real estate operations, and in public sold mortgage-backed certificates in accordance with their investment objectives and policies; or

        (10) issue senior securities, except as appropriate to evidence indebtedness that a Portfolio is permitted to incur and except for shares of existing or additional series of the Fund.

        Except for those investment policies of a Portfolio specifically identified as fundamental in this Statement of Additional Information, all other investment policies and practices described in the Prospectus and this Statement of Additional Information may be changed by the Directors without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE THE MAINSTAY VP EQUITY INCOME ("EQUITY INCOME"), MAINSTAY VP MID CAP CORE ("MID CAP CORE"), MAINSTAY VP MID CAP GROWTH ("MID CAP GROWTH") AND MAINSTAY VP SMALL CAP GROWTH ("SMALL CAP GROWTH") PORTFOLIOS

UNLESS INDICATED OTHERWISE BELOW, NONE OF THESE PORTFOLIOS WILL:

1. with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities and securities issued by other investment companies) if, as a result, more than 5% of its assets would be invested in the securities of that issuer;

2. with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities and securities issued by other investment companies) if, as a result, it would hold more than 10% of the outstanding voting securities of such issuer;

3. issue senior securities, except as permitted under the 1940 Act and as interpreted and modified by any regulatory authority having jurisdiction, from time to time;

4. borrow money, except that the Portfolio may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) borrow money from other persons to the extent permitted by applicable law;

5. engage in the business of underwriting securities issued by others, except to the extent that it may be deemed to be an underwriter in connection with the disposition of portfolio securities;

6. concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified or otherwise permitted by any regulatory authority having jurisdiction, from time to time. This restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto). Should the 1940 Act be amended to permit a registered investment company to elect to be "periodically industry concentrated" (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry), the Portfolio elects to be "periodically industry concentrated" and, as such, the foregoing limitation shall no longer apply to the Portfolio;

7. purchase or sell real estate, which term does not include securities of companies which invest in or deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolios reserve freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities;

8. purchase physical commodities or contracts relating to physical commodities. (This does not prohibit any transactions in currency or financial derivative contracts; each Portfolio may engage in such transactions as described in the Fund's Prospectus and Statement of Additional Information); or

9. make loans, except as permitted under the 1940 Act and as interpreted or modified by any regulatory authority having jurisdiction, from time to time. A purchase of a debt security or similar instrument will not be considered to be a loan. (Loans of portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Fund's Board of Directors are permitted).

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE DREYFUS LARGE COMPANY VALUE PORTFOLIO

THE DREYFUS LARGE COMPANY VALUE PORTFOLIO WILL NOT:

        (1) invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

        (2) invest in a security if, with respect to 75% of its net assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

        (3) invest in a security if, with respect to 75% of its net assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. Government securities;

        (4) invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

        (5) purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts;

        (6) borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Portfolio's total assets), except that the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing, and except that this restriction does not prohibit borrowing for purposes of leveraging up to the limits permitted under the 1940 Act;

        (7) make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board;

        (8) act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the 1933 Act, by virtue of disposing of portfolio securities;

        (9) issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent (i) that purchases and sales of options, forward contracts, futures contracts, puts and calls may be deemed to give rise to a senior security; (ii) except as appropriate to evidence indebtedness that the Portfolio is permitted to incur and (iii) except for shares of existing or additional series of the Fund; or

        (10) purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE AMERICAN CENTURY INCOME & GROWTH PORTFOLIO

THE AMERICAN CENTURY INCOME & GROWTH PORTFOLIO WILL NOT:

        (1) lend any security or make any other loan if, as a result, more than 33-1/3% of the Portfolio's total assets would be lent to other parties, except (a) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (b) by engaging in repurchase agreements with respect to portfolio securities;

        (2)     invest for purposes of exercising control over management;

        (3)     issue senior securities, except as permitted under the 1940 Act;

        (4) act as an underwriter of securities by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of portfolio securities;

        (5) borrow any money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings);

        (6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this policy shall not prohibit the Portfolio from purchasing or selling options, futures contracts, options on futures, or from investing in securities or other instruments backed by physical commodities;

        (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments provided that this policy shall not prevent the Portfolio from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business; or

        (8) concentrate its investments in securities of issues in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE LORD ABBETT DEVELOPING GROWTH PORTFOLIO

THE LORD ABBETT DEVELOPING GROWTH PORTFOLIO WILL NOT:

        (1) borrow money, except that (i) the Portfolio may borrow from banks (as defined in the 1940 Act in amounts up to 33-1/3% of its total assets (including the amount borrowed), (ii) the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and, (iv) the Portfolio may purchase securities on margin to the extent permitted by applicable law;

        (2) pledge its assets (other than to secure such borrowings, or to the extent permitted by the Fund's investment policies, as permitted by applicable law);

        (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

        (4) make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial papers, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation and except further that the Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

        (5) buy or sell real estate (except that the Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein) commodities or commodity contracts (except to the extent the Portfolio may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

        (6) invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

        (7) invest in a security if, with respect to 75% of its assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. Government securities;

        (8) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

        (9) issue senior securities to the extent such issuance would violate applicable law.

FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO

THE EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO WILL NOT:

        (1) invest with respect to 75% of the Portfolio's total assets, more than 5% of that Portfolio's assets in securities of any one issuer other than the U.S. Government or its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer;

        (2) purchase securities if, as a result of such purchase, more than 25% of the value of the Portfolio's total assets would be invested in the securities of any one industry (except securities issued by the U.S. government, its agencies and instrumentalities);

        (3) borrow money except as a temporary measure for extraordinary or emergency purposes, and except that the Portfolio may enter into reverse repurchase agreements in an amount up to 33 1/3% of the value of its total assets in order to meet redemption requests without immediately selling portfolio securities.

        (4) issue senior securities, except as permitted by the investment objective and policies and investment limitations of the Portfolio;

        (5) underwrite the securities of other issuers, except that the Portfolio may underwrite to the extent that in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under federal securities laws; or

        (6) invest in commodities, commodity contracts or real estate (including real estate limited partnerships), except that the Portfolio may purchase securities issued by companies that invest in or sponsor such interests, and may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

    ADDITIONAL NON-FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE TO CERTAIN
                                   PORTFOLIOS

        In addition to the fundamental investment policies described above, the Fund has also adopted the following investment policies for the Portfolios indicated which, unlike those described above, may be changed without shareholder approval.

CAPITAL APPRECIATION, CASH MANAGEMENT, CONVERTIBLE, GOVERNMENT, HIGH YIELD CORPORATE BOND, TOTAL RETURN, VALUE AND INDEXED EQUITY PORTFOLIOS

NONE OF THESE PORTFOLIOS WILL:

        (1) enter into repurchase agreements or purchase any "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act) if, as a result thereof, more than 15% of the net assets of a Portfolio (10% with respect to the Cash Management, High Yield Corporate Bond and Value Portfolios) taken at market value would be, in the aggregate, invested in repurchase agreements maturing in more than seven days and illiquid securities or securities which are not readily marketable, (including over-the-counter options considered by the Board of Directors of the Fund not to be readily marketable);

        (2) invest assets in securities of other open-end investment companies (except in connection with a merger, consolidation, reorganization or acquisition of assets), but, to the extent permitted by the 1940 Act, a Portfolio may invest in shares of money market funds if double advisory fees are not assessed, may invest up to 5% of its assets in closed-end investment companies (which would cause a Portfolio to pay duplicate fees), and may purchase or acquire up to 10% of the outstanding voting stock of a closed-end investment company (foreign banks or their agencies or subsidiaries and foreign insurance companies are not considered investment companies for the purposes of this limitation);

        (3) purchase warrants of any issuer, except on a limited basis when, as a result of such purchases by a Portfolio, no more than 2% of the value of the Portfolio's total assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, and no more than 5% of the value of the total assets of a Portfolio may be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to, and excluding from these limitations, warrants acquired by a Portfolio in units with or attached to debt securities;

        (4) purchase securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

        (5) purchase securities on margin or make short sales, (except short sales against the box) except in connection with arbitrage transactions or unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving foreign currency forward contracts; or

        (6) purchase or sell any put or call options or any combination thereof, except that a Portfolio may purchase and sell or write (i) options on any futures contracts into which it may enter, (ii) put and call options on currencies, securities indexes and covered put and call options on securities, and (iii) may also engage in closing purchase transactions with respect to any put and call option position it has entered into provided, however, that the Capital Appreciation, Convertible, High Yield Corporate Bond, Total Return and Value Portfolios may not write any covered put options if, as a result, more than 25% of a Portfolio's net assets (taken at current value) would be subject to put options written by such Portfolio, and the Government Portfolio may not write any covered put options on U.S. government securities if as a result more than 50% of its total assets (taken at current value) would be subject to put options written by such Portfolio.

        In addition, the Convertible Portfolio will not invest more than 5% of its total assets in securities rated less than B by Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or if unrated, that are judged to be of comparable quality by MacKay Shields.

        In addition, the Total Return Portfolio may not invest more than 20% of the value of its investments in debt securities rated below A. Securities rated below A must, however, be rated at least Ba by Moody's or BB by S&P, or, if unrated, be deemed to be of comparable quality by MacKay Shields.

        In addition, the High Yield Corporate Bond Portfolio may invest no more than 20% of its net assets in securities rated lower than B by Moody's or S&P, or, if unrated, considered to be of comparable quality by MacKay Shields.

INTERNATIONAL EQUITY PORTFOLIO

THIS PORTFOLIO WILL NOT:

        (1) purchase or retain securities of any issuer if, to the knowledge of this Portfolio, any of the Directors or officers of the Fund, or any of the directors or officers of the Portfolio's investment adviser, individually own more than 1/2 of 1% of the outstanding securities of the issuer and together own beneficially more than 5% of such issuer's securities;

        (2) invest more than 5% of the value of its total assets in securities of issuers (other than issuers of Federal agency obligations) having a record, together with predecessors or unconditional guarantors, of less than three years;

        (3) (i) purchase securities that may not be sold without first being registered under the 1933 Act, other than Rule 144A securities determined to be liquid pursuant to guidelines adopted by the Fund's Board of Directors, (ii) enter into repurchase agreements having a duration of more than seven days,
(iii) purchase loan participation interests that are not subject to puts, (iv) purchase instruments lacking readily available market quotations ("illiquid instruments"), or (v) purchase or sell over-the-counter options, if as a result of the purchase or sale, the Portfolio's aggregate holdings of restricted securities, repurchase agreements having a duration of more than seven days, loan participation interests that are not subject to puts, illiquid instruments, and over-the-counter options purchased by the Portfolio and the assets used as cover for over-the-counter options written by the Portfolio exceed 15% of the Portfolio's net assets;

        (4) purchase securities of an investment company, except (i) in connection with a merger, consolidation, reorganization or acquisition of assets, or (ii) to the extent permitted by the 1940 Act, and then only securities of money market funds (where the Portfolio's investment adviser undertakes to forego the fees they would otherwise receive on the assets so invested and where there is no commission or profit to a sponsor or dealer other than the customary broker's commission that may result from such purchase) or securities of a closed-end investment company (where there is no commission or profit to a sponsor or dealer other than the customary broker's commission that may result from such purchase); provided, however, that foreign banks or their agencies or subsidiaries and foreign insurance companies are not considered investment companies for the purposes of this limitation as permitted by the 1940 Act;

        (5)     invest in other companies for the purpose of exercising control;

        (6) sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities;

        (7) purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin;

        (8) purchase warrants, valued at the lower of cost or market, in excess of 5% of the Portfolio's net assets. Included within that amount, but not to exceed 2% of net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges (warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions); or

        (9) acquire or retain the securities of any other investment company if, as a result, more than 3% of such investment company's outstanding shares would be held by the Portfolio, more than 5% of the value of the Portfolio's total assets would be invested in shares of such investment company or more than 10% of the value of the Portfolio's total assets would be invested in shares of investment companies in the aggregate, except in connection with a merger, consolidation, acquisition, or reorganization.

BOND AND GROWTH EQUITY PORTFOLIOS

NEITHER OF THESE PORTFOLIOS WILL:

        (1)     write or purchase any call options;

        (2) purchase the securities of other investment companies, unless it acquires them as part of a merger, consolidation, acquisition of assets or reorganization;

        (3) pledge or mortgage assets, except that a Portfolio may pledge up to 10% of the total value of its assets to secure permissible borrowings;

        (4) purchase interests in oil, gas or other mineral exploration or development programs, but the Portfolios may purchase securities of issuers who deal or invest in such programs;

        (5) purchase securities of foreign issuers if the purchase would cause more than 10% of the value of the Portfolio's total assets to be invested in such securities; or

        (6) enter into repurchase agreements or purchase any "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act) if, as a result thereof, more than 10% of the net assets of a Portfolio taken at market value would be, in the aggregate, invested in repurchase agreements maturing in more than seven days and illiquid securities or securities which are not readily marketable, (including over-the-counter options considered by the Board of Directors of the Fund not to be readily marketable).

IN ADDITION, THE BOND PORTFOLIO WILL NOT:

        (1) invest more than 25% of its total assets in debt securities which are rated lower than the four highest grades as determined by Moody's or S&P, but which are rated at least B, or in convertible debt securities or preferred or convertible preferred stocks; or

        (2) invest directly in common stocks, but it may retain up to 10% of its total assets in common stocks acquired by conversion of fixed income securities or exercising warrants purchased together with such securities.

EQUITY INCOME, MID CAP CORE, MID CAP GROWTH AND SMALL CAP GROWTH PORTFOLIOS

NONE OF THESE PORTFOLIOS WILL:

        (1) Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Portfolio's fundamental limitation on borrowing.

        (2) Purchase securities on margin or effect short sales, except in connection with arbitrage transactions or unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, except that each Portfolio may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving options, currencies, futures contracts and options on such contracts or other permissible investments; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by
Section 18 of the 1940 Act.

        (3) Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

        Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid securities) applies at the time of purchase. The Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Manager or Sub-Adviser pursuant to guidelines approved by the Directors.

THE DREYFUS LARGE COMPANY VALUE PORTFOLIO

THIS PORTFOLIO WILL NOT:

        (1) purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Portfolio's investments in all such companies to exceed 5% of the value of its total assets;

        (2) invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views;

        (3) pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

        (4) purchase, sell or write puts, calls or combinations thereof, except as described in the Portfolio's Prospectus and this Statement of Additional Information;

        (5) enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 15% of the value of the Portfolio's net assets would be so invested; or

        (6) purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

THE LORD ABBETT DEVELOPING GROWTH PORTFOLIO

THIS PORTFOLIO WILL NOT:

        (1) borrow in excess of 5% of its gross assets taken at cost or market value, whichever is lower at the time of borrowing, and then only as a temporary measure for extraordinary or emergency purposes;

        (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

        (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the 1933 Act, deemed to be liquid by the Board of Directors;

        (4) invest in securities of other investment companies as defined in the 1940 Act, except as permitted by applicable law;

        (5) invest in securities of issuers which, with their predecessors, have a record of less than three years of continuous operation, if more than 5% of the Portfolio's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

        (6) hold securities of any issuer when more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of the Portfolio's officers or Directors or by one or more partners of the Portfolio's underwriter, Investment Adviser or Sub-Adviser if these owners in the aggregate own beneficially more than 5% of such securities of such issuer;

        (7) invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Portfolio's total assets (included within such limitation, but not to exceed 2% of the Portfolio's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

        (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; or

        (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Portfolio's Prospectus and this Statement of Additional Information, as they may be amended from time to time.

THE EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO

THIS PORTFOLIO WILL NOT:

        (1) invest more than 10% of the value of its net assets in securities that are subject to restrictions on resale or are not readily marketable without registration under the 1933 Act and in repurchase agreements maturing in more than seven days;

        (2) sell any securities short or purchase any securities on margins but, may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities, and may make short sales "against the box" and make margin deposits in connection with its use of options, futures contracts, forward currency contracts and other financial instruments;

        (3) invest in the securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan or merger, consolidation, reorganization or acquisition; or

        (4) enter into repurchase agreements or purchase any "illiquid securities," illiquid securities being defined to include securities to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act) if, as a result thereof, more than 10% of the net assets of the Portfolio taken at market value would be in the aggregate, invested in repurchase agreements maturing in more than seven days and illiquid securities or securities which are not readily marketable, (including over-the-counter options considered by the Board of Directors of the Fund not to be readily marketable).

                            OTHER INVESTMENT POLICIES

The following is more detailed information regarding subjects addressed in the Fund's current Prospectus.

OTHER INVESTMENT POLICIES OF THE HIGH YIELD CORPORATE BOND PORTFOLIO

        Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

        Under normal market conditions, not more than 20% of the value of the Portfolio's total assets will be invested in equity securities, including common stocks, preferred stocks, warrants and rights.

        When and if available, debt securities may be purchased at a discount from face value. However, the Portfolio does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time the Portfolio may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Sub-Adviser, such securities have the potential for future income (or capital appreciation, if any).

        Since shares of the Portfolio represent an investment in securities with fluctuating market prices, the value of shares of the Portfolio will vary as the aggregate value of the Portfolio's securities holdings increases or decreases. Moreover, the value of the debt securities that the Portfolio purchases may fluctuate more than the value of higher rated debt securities. These lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Portfolio but will be reflected in the net asset value of the Portfolio's shares.

OTHER INVESTMENT POLICIES OF THE GOVERNMENT PORTFOLIO

        Mortgage-Backed Securities. Government National Mortgage Association ("GNMA") certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled, and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate. Upon receipt, principal payments may be used for the purchase of additional GNMA certificates or other securities permitted by the Portfolios' investment policies and restrictions.

        In addition to GNMA certificates, the Portfolio may invest in mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA, a federally chartered and privately-owned corporation, issues mortgage-backed pass-through securities which are guaranteed as to timely payment of principal and interest by FNMA. FHLMC, a corporate instrumentality of the U.S. government, issues participation certificates which represent an interest in mortgages from FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the U.S. government.

        If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Portfolios reserve the right to invest in them.

        Privately Issued Mortgage-Related Securities. The Portfolio may also invest in mortgage-related securities ("CMOs") which are issued by private entities such as investment banking firms and companies related to the construction industry. The mortgage-related securities in which the Portfolio may invest may be: (i) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and (iii) other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government. The Portfolio will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of the Portfolio's net assets would be invested in any one CMO, more than 10% of the Portfolio's net assets would be invested in CMOs and other investment company securities in the aggregate, or the Portfolio would hold more than 3% of any outstanding issue of CMOs.

        The Portfolio may also invest in securities collateralized by mortgages or pools of mortgages the issuer of which has qualified to be treated as a "real estate mortgage investment conduit" ("REMIC") under the Internal Revenue Code of 1986, as amended (the "Code"). CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from issue to issue and from time to time.

OTHER INVESTMENT POLICIES OF THE CASH MANAGEMENT PORTFOLIO

        The Portfolio may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the Portfolio may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the Portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the Portfolio.

        All of the assets of the Portfolio will generally be invested in obligations which mature in 397 days or less and substantially all these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Portfolio will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. The dollar-weighted average maturity of the Portfolio's holdings may not exceed 90 days. Consistent with the provisions of a rule of the SEC, the Portfolio invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. MacKay Shields shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Directors. A money market instrument will be considered to be highest quality (1) if rated in the highest rating category (i.e., Aaa or Prime-1 by Moody's, AAA or A-1 by S&P) by: (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO, if issued by an issuer that received a short-term rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security and that are rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Directors;
(3) an unrated security that is of comparable quality to a security in the highest rating category as determined by MacKay Shields; (4) (i) with respect to a security that is subject to any features that entitles the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest "Demand Feature" or obligations of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest "Guarantee", the Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or

Guarantee is substituted with another Demand Feature or Guarantee; (5) if it is a security issued by a money market fund registered with the SEC under the 1940 Act; or (6) if it is a Government Security. With respect to 5% of its total assets, measured at the time of investment, the Portfolio may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P).

        The Portfolio may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that the Portfolio may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of securities of any one issuer, and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantees. Immediately after the acquisition of any Demand Feature or Guarantee, the Portfolio, with respect to 75% of its total assets, shall not have invested more than 10% of its total assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee (or a security after giving effect to the Demand Feature or Guarantee) that is not within the highest rating category by NRSROs, the Portfolio shall not have invested more than 5% of its total assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee. The Portfolio may not invest more than the greater of 1% of its total assets or one million dollars, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that this limitation shall not apply to U.S. Government securities or securities subject to certain Guarantees. In the event that an instrument acquired by the Portfolio is downgraded or otherwise ceases to be of the quality that is eligible for the Portfolio, MacKay Shields, under procedures approved by the Board of Directors shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board of Directors ("the Valuation Committee") that the Portfolio take such action as it determines is in the best interest of the Portfolio and its shareholders. The Valuation Committee, after consideration of the recommendation of MacKay Shields and such other information as it deems appropriate, shall cause the Portfolio to take such action as it deems appropriate, and shall report promptly to the Board of Directors the action it has taken and the reasons for such action.

        Pursuant to the rule, the Portfolio uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Portfolio's per share net asset value at $1.00. The amortized cost method, which is normally used to value all of the Portfolio's securities involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

        The Directors have also established procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's holdings by the Directors, at such intervals as they deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

        The extent of deviation between the Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Directors. If such deviation exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Directors have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

        The Portfolio may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Portfolio's shares.

        The Portfolio may also, consistent with the provisions of the rule, invest in securities with a face maturity of more than thirteen months, provided that the security is either a variable or floating rate U.S. Government security, or a floating or variable rate security with certain demand or interest rate reset features.

OTHER INVESTMENT POLICIES OF THE CONVERTIBLE PORTFOLIO

        In selecting convertible securities for purchase or sale, the Sub-Adviser takes into account a variety of investment considerations, including credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.

        During the fiscal year ended December 31, 2001, based upon the dollar-weighted average ratings of the Portfolio holdings at the end of each month in the Portfolio's fiscal year, the Portfolio had the following percentages of its net assets invested in securities rated in the categories indicated (all ratings are by S&P):

                        _____%  in securities rated AAA
                        _____%  in securities rated AA
                        _____%  in securities rated A
                        _____%  in securities rated BBB
                        _____%  in securities rated BB
                        _____%  in securities rated B
                        _____%  in securities rated CCC
                        _____%  in cash and cash equivalents
                        _____%  in equity securities

        These figures are intended solely to provide disclosure about the Portfolio's asset composition during its fiscal year ended December 31, 2001. The asset composition after this time may or may not be the same as represented by such figures. In addition, the categories reflect ratings by S&P, and ratings assigned by Moody's may not be consistent with ratings assigned by S&P or other credit rating services, and the Sub-Adviser may not necessarily agree with a rating assigned by any credit rating agency.

OTHER INVESTMENT POLICIES OF THE DREYFUS LARGE COMPANY VALUE PORTFOLIO

        The Portfolio may invest in convertible securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

        The Portfolio may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States bank and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe.

        A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Portfolio may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Portfolio that are sold in units with, or attached to, other securities. Included in such amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange.

        The Portfolio may invest in securities issued by closed-end investment companies. The Portfolio's investment in such securities, subject to certain exceptions, currently is limited to: (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's total assets with respect to any one investment company, and (iii) 10% of the Portfolio's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

        The Portfolio may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Sub-Adviser to be of comparable quality to the other obligations in which the Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

        The Portfolio may purchase certificates of deposit, time deposits, bankers acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are different in some respect from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.

        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

        The Portfolio may invest in commercial paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Portfolio will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch Investors Service, L.P. ("Fitch") or Duff-1 by Duff & Phelps Credit Rating Co. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa3 by Moody's or AA by S&P, Fitch or Duff, or (c) if unrated, determined by the Sub-Adviser to be of comparable quality to those rated obligations which may be purchased by the Portfolio.

        The Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

OTHER INVESTMENT POLICIES OF THE EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO

        Up to 35% of its total assets may be invested in common stocks of foreign issuers, ADRs, foreign currency transactions with respect to underlying common stocks, preferred stock, investment grade securities convertible into common stock, futures contracts, options on equity securities or equity security indexes, rights or warrants to subscribe for or purchase common stock, obligations of the U.S. government, its agencies or instrumentalities (including repurchase agreements thereon) and in securities that track the performance of a broad-based securities index. The Portfolio may invest in sponsored and unsponsored ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the securities into which they may be converted. ADRs are subject to many of the risks inherent in investing in foreign securities, including confiscatory taxation or nationalization, and less comprehensive disclosure requirements for the underlying security. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs. ADRs are considered to be foreign securities by the Portfolio for purposes of certain investment limitation calculations.

        The Portfolio also may invest in sponsored or unsponsored EDRs, Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") or other similar securities representing interests in or convertible into securities of foreign issuers ("Depositary Receipts"). EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are issued globally for trading in non-U.S. securities markets and evidence a similar ownership arrangement. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. As with ADRs, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed below.

        The Portfolio may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

        The Portfolio may invest in bank certificates of deposit ("CDs"). The Federal Deposit Insurance Corporation is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association. Investments in CDs are made only with domestic institutions with assets in excess of $1 billion.

        The Portfolio may invest in commercial paper that is limited to obligations rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof.

        The Portfolio may not purchase or otherwise acquire any illiquid security if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Over-the-counter ("OTC") options and their underlying collateral are currently considered to be illiquid investments. The Portfolio may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options that it writes. The assets used as cover for OTC options written by the Portfolio will be considered illiquid unless OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

        The Portfolio may invest in preferred stock. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

        The Portfolio may invest in Standard & Poor's Depositary Receipts ("SPDRs") and other similar index securities ("Index Securities"). Index Securities represent interests in a fixed portfolio of common stocks designed to track the price and dividend yield performance of a broad-based securities index, such as the S&P 500 Index.

        The Portfolio may purchase rights and warrants, which are instruments that permit the Portfolio to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is a greater risk that warrants might drop in value at a faster rate than the underlying stock. The Portfolio currently does not intend to invest more than 5% of its net assets in warrants.

OTHER INVESTMENT POLICIES OF THE HIGH YIELD CORPORATE BOND PORTFOLIO

        Debt securities in which this Portfolio may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and U.S. Government securities (including obligations, such as repurchase agreements, secured by such instruments). Debt securities may have fixed, variable or floating (including inverse floating) rates of interest.

        The Portfolio may invest up to 40% of the value of its total assets in each of the electric utility and telephone industries, but will not invest more than 25% in either of those industries unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in such industry (issue size of $50 million or more) have averaged in excess of 105% of yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more). Concentration of the Portfolio's assets in these industries may subject the Portfolio to greater price volatility and lessen the benefits of reducing risk typically associated with greater asset diversification.

        The Sub-Adviser seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. In addition, investments in foreign securities may serve to provide further diversification.

        During the fiscal year ended December 31, 2001, based upon the dollar-weighted average ratings of the Portfolio's holdings at the end of each month in the Portfolio's fiscal year, the Portfolio had the following percentages of its net assets invested in securities rated in the categories indicated (all ratings are by S&P):

                               _____%  in securities rated AAA
                               _____%  in securities rated A
                               _____%  in securities rated BBB
                               _____%  in securities rated BB
                               _____%  in securities rated B
                               _____%  in securities rated CCC
                               _____%  in securities rated CC
                               _____%  in securities rated C
                               _____%  in securities rated D
                               _____%  in unrated securities
                               _____%  in cash and cash equivalents
                               _____%  in equity securities

        These figures are intended solely to provide disclosure about the Portfolio's asset composition during its fiscal year ended December 31, 2001. The asset composition after this time may or may not be the same as represented by such figures. In addition, the categories reflect ratings by S&P, and ratings assigned by Moody's may not be consistent with ratings assigned by S&P or other credit rating services, and MacKay Shields may not necessarily agree with a rating assigned by any credit rating agency.

        For temporary defensive purposes the Portfolio may invest more than 25% of its total assets in U.S. government securities during periods of abnormal market conditions. Also, for temporary defensive purposes, the Portfolio may invest without limit in corporate debt securities rated A or higher by Moody's or S&P whenever deemed appropriate by the Sub-Adviser in response to market conditions.

OTHER INVESTMENT POLICIES OF THE INDEXED EQUITY PORTFOLIO

        The Manager seeks to provide investment results which mirror the performance of the S&P 500 Index. The Manager attempts to achieve this objective by investing in all stocks in the S&P 500 Index in the same proportion as their representation in the S&P 500 Index. The Portfolio will be managed using mathematical algorithms to determine which stocks are to be purchased or sold to replicate the S&P 500 Index to the extent feasible. From time to time, adjustments may be made in the Portfolio's holdings because of changes in the composition of the S&P 500 Index, but such changes should be infrequent. The correlation between the performance of the Indexed Equity Portfolio and the S&P 500 Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index. Unlike other funds which generally seek to beat market averages, often with unpredictable results, index funds seek to match their respective indexes. No attempt is made to manage the Portfolio in the traditional sense using economic, financial and market analysis.

        The Manager believes the indexing approach described above is an effective method of duplicating percentage changes in the S&P 500 Index. It is a reasonable expectation that there will be a close correlation between the Portfolio's performance and that of the S&P 500 Index in both rising and falling markets. The Portfolio's ability to track the S&P 500 Index, however, may be affected by, among other things, transaction costs, changes in either the composition of the S&P 500 Index or number of shares outstanding for the components of the S&P 500 Index, and the timing and amount of shareholder contributions and redemptions, if any.

        Although the Portfolio normally seeks to remain substantially fully invested in securities in the S&P 500 Index, the Portfolio may invest temporarily in certain short-term money market instruments. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include: obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or by any of the states, repurchase agreements, reverse repurchase agreements, securities of money market funds, time deposits, certificates of deposit, bankers' acceptances and commercial paper. The Portfolio also may borrow money for temporary or emergency purposes, purchase securities on a when-issued basis, and enter into firm commitments to purchase securities.

        "Standard & Poor's(500(R))", "S&P(500(R))", "S&P 500(500(R))", "Standard
& Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The S&P 500 Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index. The Indexed Equity Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Indexed Equity Portfolio.

        The Portfolio is not sponsored, endorsed, sold or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Portfolio, or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Manager or the Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the Portfolios. S&P has no obligation to take the needs of the Adviser or the owners of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

        S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index, or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Manager, owners of the Portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

        The inclusion of a security in the S&P 500 Index in no way implies an opinion by the index sponsors or S&P as to the attractiveness of that security as an investment. The Portfolio is not sponsored by or affiliated with the sponsor of its index.

OTHER INVESTMENT POLICIES OF THE INTERNATIONAL EQUITY PORTFOLIO

        In making investment decisions for this Portfolio, the Sub-Adviser will consider such factors as prospects for relative economic growth, government policies influencing exchange rates and business considerations, and the quality of individual issuers. In addition, in managing the Portfolio assets, the Sub-Adviser will determine in its good faith judgment:

                (a) The country allocation among the international equity markets;

                (b) The currency exposure (asset allocation across currencies); and

                (c) The diversified security holdings within each equity market.

        The Portfolio has no present intention of altering its general policy of investing, under normal conditions, in foreign equity securities. However, under exceptional conditions abroad or when it is believed that economic or market conditions warrant, the Portfolio may, for temporary defensive purposes, invest part or all of its portfolio in equity securities of U.S. issuers; notes and bonds which at the time of their purchase are rated BBB or higher by S&P or Baa or higher by Moody's (see Appendix A "Ratings of Debt Securities").

        The Portfolio also may invest in foreign securities in the form of ADRs, EDRs, GDRs, IDRs or other similar securities convertible into securities of foreign issuers. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

        To hedge the market value of securities held, proposed to be held or sold, or relating to foreign currency exchange rates, the Portfolio may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities or currencies. The Portfolio also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Portfolio also may purchase securities on a when-issued or forward commitment basis and engage in portfolio securities lending. The Portfolio may use all of these techniques (1) in an effort to manage cash flow and remain fully invested in the stock and currency markets, instead of or in addition to buying and selling stocks and currencies, or (2) in an effort to hedge against a decline in the value of securities or currencies owned by it or an increase in the price of securities which it plans to purchase.

        The Sub-Adviser believes that active currency management can enhance portfolio returns through opportunities arising from interest rate differentials between instruments denominated in different currencies and/or changes in value between currencies. Moreover, the Sub-Adviser believes active currency management can be employed as an overall portfolio risk management tool. For example, in its view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.

          CERTAIN INVESTMENT PRACTICES COMMON TO TWO OR MORE PORTFOLIOS

        The Portfolios can use various techniques to increase or decrease their exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities indexes.

        The Portfolios can use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Portfolio uses such techniques in an attempt to reduce risk it is known as "hedging". If a Portfolio's Manager or Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

        Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means a Portfolio's Manager or Sub-Adviser may elect to engage or not engage in the various techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

        Except as otherwise noted below, the following description of investment practices is applicable to all of the Portfolios.

ARBITRAGE

        Each Portfolio may sell in one market a security which it owns and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Portfolios do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Portfolio at the time of the transaction, thus eliminating any risk to the assets of a Portfolio. Such transactions, which involve costs to a Portfolio, may be limited by the policy of each Portfolio to qualify as a "regulated investment company" under the Code.

BANK OBLIGATIONS

        Each Portfolio may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and in certificates of deposit, time deposits and other short-term obligations issued by savings and loan associations ("S&Ls").

        Certificates of deposit are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Time deposits which may be held by the Portfolios will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

        Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have capital, surplus, and individual profits (as of the date of their most recently published financials) in excess of $100,000,000, or if, with respect to the obligations of other banks and S&Ls, such obligations are federally insured. Each Portfolio will invest accordingly. These limitations do not prohibit investments in the securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

CASH EQUIVALENTS

        Each of the Portfolios may invest in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements); obligations of banks (certificates of deposit, bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000, and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); short-term corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's; and other debt instruments not specifically described if such instruments are deemed by the Directors or Manager to be of comparable high quality and liquidity. In addition, the International Equity Portfolio may invest in foreign cash and cash equivalents.

COMMERCIAL PAPER

        Each Portfolio may invest in commercial paper if it is rated at the time of investment Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if a Portfolio's Manager or Sub-Adviser determines that the commercial paper is of comparable quality. In addition, each of the Equity Income, Mid Cap Core, Mid Cap Growth and Small Cap Growth Portfolios may invest up to 5% of its total assets in commercial paper if rated in the second highest rating category by an NRSRO, such as S&P or Moody's, or, if unrated, if a Portfolio's Manager or Sub-Adviser determines that the commercial paper is of comparable quality. Commercial paper represents short-term (nine months or less) unsecured promissory notes issued by banks or bank holding companies, corporations and finance companies.

CONVERTIBLE SECURITIES

        The Convertible, Equity Income, American Century Income & Growth, Mid Cap Core, Mid Cap Growth, Small Cap Growth and Dreyfus Large Company Value Portfolios may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Manager or Sub-Adviser believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Portfolios' holdings include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

        Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

        As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

        Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer.

        Accordingly, convertible securities have unique investment characteristics because (i) they have relatively high yields as compared to common stocks, (ii) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines, and (iii) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

         A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

DEBT SECURITIES

        Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Portfolio invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Portfolio, and thus the NAV of the shares of a Portfolio, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of a Portfolio's investments, changes in relative values of the currencies in which a Portfolio's investments are denominated relative to the U.S. dollar, and the extent to which a

Portfolio hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Portfolio, and a decline in interest rates will increase the value of fixed income securities held by a Portfolio.

FLOATERS AND INVERSE FLOATERS

        Each Portfolio, other than the Capital Appreciation, Value, Growth Equity, American Century Income and Growth, and Indexed Equity Portfolios, may, to the extent permitted by law, invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well.

        Each Portfolio, other than the Capital Appreciation, Cash Management, Government, Value, Growth Equity, American Century Income and Growth, and Indexed Equity Portfolios may, to the extent permitted by law, invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged if, as interest rates change, interest payments on the floater change by a greater proportion. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Duration is the sensitivity of the price of a security to changes in interest rates. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Portfolios' limitation on investments in such securities.

RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK") BONDS

        Securities rated lower than Baa by Moody's or lower than BBB by S&P (sometimes referred to as "high yield" or "junk" bonds) are not considered "investment grade." There is more price volatility, more risk of losing your principal interest, a greater possibility of the issuer going bankrupt, plus additional risks. These securities are considered speculative. Owners should consider the following risks associated with high yield/high risk bonds before investing in the Convertible, Equity Income, High Yield Corporate Bond, Mid Cap Core, Total Return and Bond Portfolios. The Equity Income and Mid Cap Core Portfolios may invest up to 10% of their total assets in such securities.

        Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

        The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the daily NAV of the Portfolio's shares. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.

        Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

        If the issuer of high yield/high risk bonds defaults, a Portfolio may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

        Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.

        The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Portfolio, the Portfolio may retain the portfolio security if the Manager or Sub-Adviser, where applicable, deems it in the best interest of the Portfolio's shareholders.

        Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Portfolio's NAV and investment practices. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Portfolio records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date.

        In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts which have accrued each year are required to be distributed to shareholders and, such amounts will be taxable to shareholders. Therefore, a Portfolio may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Portfolio's assets and may thereby increase its expense ratios and decrease its rate of return.

ZERO COUPON BONDS

        The Portfolios may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Portfolio on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Portfolio must accrue and distribute every year even though a Portfolio receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

U.S. GOVERNMENT SECURITIES

        U.S. government securities are securities issued or guaranteed by the United States government, its agencies or instrumentalities and include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the United States government; and (ii) obligations issued or guaranteed by U.S. government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., the Export-Import Bank); some of which are supported by the right of the issuer to borrow from the U.S. government (e.g., obligations of the Tennessee Valley Authority and the United States Postal Service); and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association).


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


U.S. government securities also include government-guaranteed mortgage-backed securities. (See "Mortgage-Related and Other Asset-Backed Securities" below.)

        U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

SHORT SALES AGAINST THE BOX

        Each Portfolio may engage in short sales, which are transactions in which a Portfolio sells through a broker a security it does not own in anticipation of a possible decline in market price. Each of the Portfolios will only enter into short sales "against the box," and such transactions will be limited to involve no more 5% of the Portfolio's net assets (25% with respect to the Convertible, Equity Income, Mid Cap Core, Mid Cap Growth, Small Cap Growth and the Dreyfus Large Company Value Portfolios). A short sale against the box is a short sale where, at the time of the short sale, the Portfolio owns or has the right to obtain securities equivalent in kind and amount. A Portfolio may enter into a short sale against the box, among other reasons, to hedge against a possible market decline in the value of the security owned by the Portfolio. If the value of a security sold short against the box increases, the Portfolio would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. If a broker, with which a Portfolio has open short sales, were to become bankrupt, the Portfolio could experience losses or delays in recovering gains on short sales. The Portfolios will only enter into short sales against the box with brokers the Manager or Sub-Advisers believe are creditworthy.

REPURCHASE AGREEMENTS

        The Portfolios may enter into repurchase agreements, including foreign repurchase agreements, with any member bank of the Federal Reserve System or a member firm of the National Association of Securities Dealers, Inc. that is determined to be creditworthy by the Manager or Sub-Advisers. As a matter of operating policy, the Lord Abbett Developing Growth Portfolio will not invest more than 10% of the value of its assets in repurchase agreements maturing in more than seven days. A repurchase agreement, which provides a means for a Portfolio to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., a Portfolio) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a Portfolio's Custodian, or another custodian as agent for the Portfolio and the Portfolio's counterparty. Each Portfolio attempts to assure that the value of its purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

        For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Portfolio to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller.

        In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

        The Directors have delegated to each Portfolio's Manager or Sub-Adviser the authority and responsibility to monitor and evaluate the Portfolio's use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and have authorized the Portfolios to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Portfolios, each Portfolio's Manager or Sub-Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.

REVERSE REPURCHASE AGREEMENTS

        Each Portfolio may enter into domestic or foreign reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price.

        Under a reverse repurchase agreement, a Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities (obligations) held by a Portfolio, with an agreement to repurchase the obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

        Reverse repurchase agreements will not extend for more than 30 days nor, in the case of the Equity Income and Small Cap Growth Portfolios, will such agreements involve more than 5% of the net assets of the portfolio. This practice is not for investment leverage but solely to facilitate management of the investment portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

        While a reverse repurchase agreement is outstanding, the Portfolios will maintain appropriate liquid assets in a segregated custodian account to cover their obligations under the agreement. The Portfolios will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Sub-Advisers.

        The use of reverse repurchase agreements by a Portfolio creates leverage which increases a Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

        If the buyer of the debt securities pursuant to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

        During the period any reverse repurchase agreements are outstanding, to the extent necessary to assure completion of the reverse repurchase agreements, a Portfolio will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. Interest paid on borrowed funds will not be available for investment. The Portfolio will liquidate any such borrowings as soon as possible and may not purchase any portfolio instruments while any borrowings are outstanding (except as described above).

LENDING OF PORTFOLIO SECURITIES

        Each Portfolio, except the Cash Management Portfolio, may seek to increase its income by lending portfolio securities, in accordance with procedures adopted by the Board of Directors, to certain broker-dealers and institutions. A Portfolio would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, a Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but a Portfolio would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Portfolio. The borrower would be liable for the shortage, but recovery by the Portfolio cannot be assured.

BORROWING

        Each Portfolio may borrow consistent with its investment restrictions. This borrowing may be unsecured. The 1940 Act requires a Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time and could cause the Portfolio to be unable to meet certain requirements for qualification as a regulated investment company for federal tax purposes. To avoid the potential leveraging effects of a Portfolio's borrowings, a Portfolio will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on a Portfolio's NAV of any increase or decrease in the market value of the Portfolio's portfolio securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Dreyfus Large Company Value Portfolio may engage in leveraging in an effort to increase returns. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Portfolio's NAV; money borrowed will be subject to interest and other costs (which may include commitment fees or the cost of maintaining minimum average balances, or both), which may or may not exceed income received from the securities purchased with the borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the NAV of a Portfolio's shares.

FOREIGN SECURITIES

        Each Portfolio, except the Government Portfolio, may invest in U.S. dollar-denominated and non-dollar denominated foreign debt securities (including those issued by the Dominion of Canada and its provinces and other securities which meet the criteria applicable to that Portfolio's domestic investments), and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by the Manager or Sub-Adviser. The Bond, Growth Equity and Lord Abbett Developing Growth Portfolios may purchase foreign securities up to a maximum of 10% of the Portfolio's total assets. The Indexed Equity Portfolio will invest in foreign securities to the extent that foreign securities are included in the S&P 500 Index. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the Cash Management Portfolio is restricted to purchasing U.S. dollar-denominated securities, but it is not otherwise precluded from purchasing securities of foreign issuers.

        Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Foreign investments could be more difficult to sell than U.S. investments. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Portfolios may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

        Some foreign securities are issued by companies organized outside the U.S. and are traded only or primarily in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

        Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Developing countries have economic structures that are less mature. Furthermore, developing countries have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of developing countries generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

DEPOSITARY RECEIPTS

        Each Portfolio may invest in ADRs. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. European Depositary Receipts and International Depositary Receipts are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global Depositary Receipts are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

FOREIGN CURRENCY TRANSACTIONS

        Each Portfolio, except the Cash Management Portfolio and the Government Portfolio, may, to the extent it invests in foreign securities, enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. It is not expected that the Indexed Equity Portfolio will engage in any foreign currency transactions. A Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

        Normally, consideration of the prospect for currency parities will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Manager and Sub-Advisers believe that it is important to have the flexibility to enter into such forward contracts when each determines that the best interest of a Portfolio will be served. Generally, the Manager and Sub-Advisers believe that the best interest of a Portfolio will be served if a Portfolio is permitted to enter into forward contracts under specified circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Portfolio will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Portfolio would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge."

        Second, when the Manager or Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Portfolio's securities holdings denominated in such foreign currency. Such a hedge (sometimes referred to as a "position hedge") will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. A Portfolio also may hedge the same position by using another currency (or a basket of currencies) expected to perform similarly to the hedged currency, when exchange rates between the two currencies are sufficiently correlated ("proxy hedge"). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position hedges" (including "proxy hedges"), a Portfolio will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate a Portfolio to deliver an amount of foreign currency in excess of the value of a Portfolio's securities or other assets denominated in that currency (or the related currency, in the case of a proxy hedge).

        Finally, a Portfolio may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform better relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

        At the consummation of the forward contract, a Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Portfolio into such currency. If a Portfolio engages in an offsetting transaction, a Portfolio will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

        A Portfolio's dealing in forward contracts will be limited to the transactions described above. Of course, a Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Sub-Adviser, where applicable. A Portfolio generally will not enter into a forward contract with a term of greater than one year.

        In cases other than transactions which constitute "transaction hedges" or "position hedges" (including "proxy hedges"), a Portfolio will place cash not available for investment or liquid debt securities (denominated in the foreign currency subject to the forward contract) in a segregated account in an amount equal to the value of a Portfolio's total assets committed to the consummation of foreign currency forward contracts entered into as a hedge against a substantial decline in the value of a particular foreign currency. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account by a Portfolio on a daily basis so that the value of the account will equal the amount of a Portfolio's commitments with respect to such contracts.

        It should be realized that this method of protecting the value of a Portfolio's securities holdings against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

        A Portfolio's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

        The Manager and Sub-Advisers believe active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.

MORTGAGE DOLLAR ROLLS

        A mortgage dollar roll ("MDR") is a transaction in which a Portfolio sells mortgage-related securities from its portfolio to a counter party from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio will maintain a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the mortgage-related securities returned to the Portfolio at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counter party.

BRADY BONDS

        The Convertible, High Yield Corporate Bond, Mid Cap Core and Total Return Portfolios may each invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds are not considered U.S. government securities.

        Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

        Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES

        The Mid Cap Core Portfolio may invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). The Portfolio's holdings may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Portfolio may have limited legal recourse in the event of default.

        The Manager's or Sub-Adviser's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager or Sub-Adviser currently considers to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Sub-Adviser does not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of the Portfolio's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

        Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm.

        A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Asian Development Bank and the European Coal and Steel Community. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.

        The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Portfolio's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager intends to manage the Portfolio's portfolio in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

FOREIGN INDEX-LINKED INSTRUMENTS

        As part of its investment program, and to maintain greater flexibility, the Mid Cap Core Portfolio may, subject to compliance with its respective limitations applicable to its investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indexes, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

        A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest components to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument, the performance of which determines the return for the instrument. Tax considerations may limit the Portfolios' ability to invest in foreign index-linked instruments.

WHEN-ISSUED SECURITIES

        Each Portfolio may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income; however, it is the Fund's intention that each Portfolio will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued securities may be sold prior to the settlement date, each Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

        The transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Portfolio and not for purposes of leveraging the Portfolio's assets. However, a Portfolio will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Portfolio has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Portfolio.

        At the time the Fund makes the commitment on behalf of a Portfolio to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's NAV. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. The Directors do not believe that a Portfolio's NAV or income will be exposed to additional risk by the purchase of securities on a when-issued basis. Each Portfolio will establish a segregated account in which it will maintain liquid assets at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

        Each Portfolio (except the American Century Income & Growth and Indexed Equity Portfolios; and with respect to the International Equity Portfolio, subject to the limitation below) may buy mortgage-related and asset-backed securities.

        Mortgage-related and asset-backed securities are securities which derive their value from underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.

        Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved.

        The ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the Portfolio's Manager or Sub-Adviser to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Portfolios, to the extent permitted in the Prospectus, may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

        The International Equity Portfolio will not purchase mortgage-related securities or any other assets which in the opinion of MacKay Shields are illiquid, if, as a result, more than 15% of the value of this Portfolio's net assets will be illiquid.

        MORTGAGE PASS-THROUGH SECURITIES. Mortgage pass-through securities, which are interests in pools of mortgage-related securities, differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate that will be adjusted periodically.

        Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

        Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

        GNMA CERTIFICATES. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

        Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

        FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

        If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Portfolios reserve the right to invest in them.

        Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental insurers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the non-governmental pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, each Portfolio's Manager or Sub-Adviser determines that the securities meet the Portfolio's quality standards.

        Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Portfolio will purchase mortgage-related securities or any other assets which in the opinion of the Portfolio's Manager or Sub-Adviser are illiquid if, as a result, more than 15% of the value of the Portfolio's total assets (10% with respect to the Cash Management Portfolio, Growth Equity Portfolio, and Bond Portfolio) will be illiquid. Early repayment of principal on mortgage-backed securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

        COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid on a CMO, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

        CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity class receive principal only after the first call has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

        The eligible Portfolios will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of a Portfolio's net assets would be invested in any one such CMO, more than 10% of the Portfolio's net assets would be invested in such CMOs and other investment company securities in the aggregate, or the Portfolio would hold more than 3% of any outstanding issue of such CMOs.

        FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS ("FHLMC CMOS"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

        If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

        Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

        OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

        The Portfolios' Advisers or Sub-Advisers expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Portfolio's Adviser or Sub-Adviser will, consistent with a Portfolio's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

        CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

        The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs, and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

        CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act, as amended. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

        CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

        STRIPPED MORTGAGE-BACKED SECURITIES. Stripped Mortgage-Backed Securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

        SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

        Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

        OTHER ASSET-BACKED SECURITIES. The Manager and Sub-Advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicles retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicles' sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. If consistent with a Portfolio's investment objective and policies, the Manager or Sub-Adviser also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

LOAN PARTICIPATION INTERESTS

        The Portfolios may invest in participation interests in loans. A Portfolio's investment in loan participation interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Portfolio would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Portfolio may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, a Portfolio may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. A Portfolio also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan. In such a case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Portfolio must rely on the lending institution for that purpose. A Portfolio will not act as an agent bank, a guarantor or sole negotiator of a structure with respect to a corporate loan.

        In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as each Portfolio of the Fund. A Portfolio generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank monitors the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Portfolio has direct recourse against the borrower (which is unlikely), a Portfolio will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given broad discretion in enforcing the corporate loan agreement, and is obligated to use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

        A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Portfolio were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Portfolio might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

        When a Portfolio acts as co-lender in connection with a participation interest or when a Portfolio acquires a Participation Interest the terms of which provide that a Portfolio will be in privity of contract with the corporate borrower, the Portfolio will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Portfolio will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Portfolio's Manager or Sub-Adviser will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Portfolio's qualitative standards. There is a risk that there may not be a readily available market for loan Participation Interests and, in some cases, this could result in a Portfolio disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Portfolio is required to rely upon a lending institution to pay the Portfolio principal, interest, and other amounts received by the lending institution for the loan participation, the Portfolio will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Portfolio's portfolio. The Portfolios consider Participation Interests not subject to puts to be illiquid.

        The principal credit risk associated with acquiring Participation Interests from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than a co-lender because the Portfolio must assume the risk of insolvency of the co-lender from which the Participation Interest was acquired and that of any person interpositioned between the Portfolio and the co-lender.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

        Each Portfolio may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The Portfolios will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent a Portfolio invests in REITs, it is also subject to the risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition, increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

        REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than--and at times will perform differently from--large-capitalization stocks such as those found in the Dow Jones Industrial Average. In addition, because smaller-capitalization stocks are typically less liquid than large-capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

OPTIONS ON SECURITIES

        Each Portfolio, except the Cash Management, Bond and Growth Equity Portfolios, may purchase put or call options which are traded on an exchange or in the over-the-counter market. In addition, the Capital Appreciation, Convertible, Government, High Yield Corporate Bond, American Century Income & Growth, Dreyfus Large Company Value, Total Return, and Value Portfolios may purchase puts and calls, other than "protective puts" in which the security to be sold is identical or substantially identical to a security already held by the Portfolios or to a security which the Portfolios have a right to purchase, with a value of up to 5% of such Portfolios' respective net assets. The Capital Appreciation, Convertible, High Yield Corporate Bond, Total Return, and Value Portfolios may each purchase protective puts (in which the security to be sold is identical or substantially identical to a security already held by the Portfolio or to a security which the Portfolio has the right to purchase) with a value of up to 25% of such Portfolios' respective net assets. The American Century Income & Growth and Dreyfus Large Company Value Portfolios may each purchase protective puts with a value of up to 20% of its net assets. The Eagle Asset Management Growth Equity Portfolio may also purchase protective puts. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Portfolios will engage in such transactions only with firms of sufficient creditworthiness so as to minimize these risks.

        The Portfolios may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Portfolio to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, a Portfolio will continue to receive interest or dividend income on the security.

        The Portfolios may also purchase call options on securities the Portfolios intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. In order to terminate an option position, the Portfolios may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

        WRITING CALL OPTIONS. Each Portfolio, except the Cash Management, Bond or Growth Equity Portfolios, may sell ("write") covered call options on the portfolio securities of such Portfolio in an attempt to enhance investment performance; however the Capital Appreciation, Convertible, Government, High Yield Corporate Bond, Total Return, and Value Portfolios may write covered call options with respect to no more than 25% of the value of their respective net assets. The American Century Income & Growth and the Dreyfus Large Company Value Portfolios may write covered call options with respect to no more than 20% of the value of their respective net assets. A call option sold by a Portfolio is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by a Portfolio in liquid assets in a segregated account with its Custodian.

        A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Portfolio will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Portfolio, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

        During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

        A Portfolio may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, a Portfolio makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. A Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Portfolio. When a security is to be sold from a Portfolio's holdings, a Portfolio will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

        A closing purchase transaction may be made only on a national or foreign securities exchange which provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Portfolio is unable to effect a closing purchase transaction involving an exchange-traded option, a Portfolio will not sell the underlying security until the option expires, or the Portfolio otherwise covers the existing option portion or the Portfoliodelivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option.

        Each Portfolio pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Portfolio's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call and put option writing transactions be covered, the Portfolios may, to the extent determined appropriate by the Manager or Sub-Adviser, where applicable, engage without limitation in the writing of options on U.S. government securities.

        WRITING PUT OPTIONS. Each Portfolio, except the Cash Management, Bond and Growth Equity Portfolios, may also write covered put options. A put option is a short-term contract which gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Portfolio are agreements by a Portfolio, for a premium received by the Portfolio, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Portfolio is "covered" if a Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with its Custodian; however, the Capital Appreciation, Convertible, High Yield Corporate Bond, Total Return and Value Portfolios may not write any covered put options, if, as a result, more than 25% of a Portfolio's total assets (taken at current value) would be subject to put options written by such Portfolio. The American Century Income & Growth and Dreyfus Large Company Value Portfolios may not write covered put options if, as a result, more than 20% of their total assets (taken at current value) would be subject to put options written by such Portfolio. The Government Portfolio may not write any covered put options on U.S. government securities if, as a result, more than 50% of its total assets (taken at current value) would be subject to put options written by such Portfolio. A put option is also "covered" if a Portfolio holds, on a share-for-share basis, a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by a Portfolio in liquid assets in a segregated account with its Custodian.

        The premium that a Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

        A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer could be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

        The Portfolios may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Portfolios also may effect a closing purchase transaction, in the case of a put option, to permit the Portfolios to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

        If a Portfolio is able to enter into a closing purchase transaction, a Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. After writing a put option, a Portfolio may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

        In addition, the Portfolios may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Portfolios may write covered call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and the Fund's intention that each Portfolio qualify as such. Subject to the limitation that all call and put option writing transactions be covered, the Portfolios may, to the extent determined appropriate by the Manager or Sub-Adviser, where applicable, engage without limitation in the writing of options on U.S. government securities.

        PURCHASING OPTIONS. Each Portfolio, except the Cash Management, Bond and Growth Equity Portfolios, may purchase put or call options which are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Portfolios will engage in such transactions only with firms the Sub-Advisers deem to be of sufficient creditworthiness so as to minimize these risks.

        Each Portfolio may purchase put options on securities to protect its holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities already held or related to such securities will enable a Portfolio to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Portfolio will continue to receive interest or dividend income on the security. The put options purchased by the Portfolio may include, but are not limited to, "protective puts" in which the security to be sold is identical or substantially identical to a security already held by the Portfolio or to a security which the Portfolio has the right to purchase. The Portfolio would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Portfolio would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

        Each Portfolio may also purchase call options on securities the Portfolio intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Portfolio would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Portfolio would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Portfolios may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

        SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. A Portfolio will not purchase a put or call option if, as a result, the amount of premiums paid for all put and call options then outstanding would exceed 10% of the value of the Portfolio's total assets.

        Exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risk apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

        A Portfolio's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Portfolio may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Portfolio. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

        A Portfolio would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. A Portfolio would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period.

        The ability of a Portfolio to successfully utilize options may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.

        The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

        OPTIONS ON FOREIGN CURRENCIES. Each Portfolio, except the Cash Management, Government, Bond and Growth Equity Portfolios may, to the extent that it invests in foreign securities, purchase and write options on foreign currencies. A Portfolio may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency.

        Each Portfolio may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. Each Portfolio may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which a Portfolio's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, that Portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of a Portfolio's securities denominated in that currency.

        Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable a Portfolio to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities a Portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit a Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

        A Portfolio may also write options on foreign currencies for hedging purposes. For example, if a Portfolio anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by a Portfolio.

        Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow a Portfolio to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Portfolio would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

        A call option written on foreign currency by a Portfolio is "covered" if that Portfolio owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the amount of the difference is maintained by a Portfolio in liquid assets in a segregated account with its Custodian.

        Options on foreign currencies to be written or purchased by a Portfolio will be traded on U.S. and foreign exchanges or over-the-counter. Exchange traded options generally settle in cash, whereas options traded over the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of options transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Portfolio's position, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

        A Portfolio also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Portfolio's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position.

        Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

FUTURES TRANSACTIONS

        The Convertible, Equity Income, Mid Cap Core, Mid Cap Growth, Small Cap Growth, Lord Abbett Developing Growth, Eagle Asset Management Growth Equity, Government, High Yield Corporate Bond, International Equity, Dreyfus Large Company Value and Total Return Portfolios may purchase and sell futures contracts on debt securities and on indexes of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Portfolio's securities. Each Portfolio may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of the Portfolio's holdings and for other appropriate risk management and investment purposes. For example, a Portfolio may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Portfolio's holdings of fixed-income securities.

        The Capital Appreciation, Equity Income, Mid Cap Core, Mid Cap Growth, Small Cap Growth, Convertible, Lord Abbett Developing Growth, Eagle Asset Management Growth Equity, High Yield Corporate Bond, American Century Income & Growth, International Equity, Dreyfus Large Company Value, Total Return, Value, and Indexed Equity Portfolios may purchase and sell futures contracts on stock index futures to hedge the equity portion of those Portfolios' holdings with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). These Portfolios may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. In addition, each Portfolio except the Cash Management, Government, Bond and Growth Equity Portfolios may, to the extent it invests in foreign securities, enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Each of the Portfolios, except the Cash Management, Bond and Growth Equity Portfolios, may also purchase and write put and call options on futures contracts of the type into which such Portfolio is authorized to enter and may engage in related closing transactions.

        In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to applicable CFTC rules, the Portfolios also may enter into futures contracts traded on the following foreign futures exchanges:
Frankfurt, Tokyo, London and Paris, as long as trading on the aforesaid foreign futures exchanges does not subject a Portfolio to risks that are materially greater than the risks associated with trading on U.S. exchanges.

        A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Portfolio's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Portfolio than might later be available in the market when the Portfolio makes anticipated purchases. In the United States, futures contracts are traded on boards of trade which have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank certificates of deposit, a municipal bond index and various stock indices.

        When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its Custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, each Portfolio will mark-to-market its open futures positions. Moreover, each Portfolio will maintain sufficient liquid assets to cover its obligations under open futures contracts.

        A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Portfolio.

        Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, a Portfolio may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to a Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

        FUTURES ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Portfolio will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Directors to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Directors.

        Hedging by use of futures on debt securities seeks to establish, more certainly than would otherwise be possible, the effective rate of return on portfolio securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by a Portfolio (or securities having characteristics similar to those held by a Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of a Portfolio's securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

        On other occasions, a Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when a Portfolio intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to a Portfolio of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Portfolio may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Portfolio's holdings.

        A Portfolio could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

        Depending upon the types of futures contracts that are available to hedge a Portfolio's holdings of securities or portion of its holdings, perfect correlation between that Portfolio's futures positions and holdings may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Portfolio might wish to buy or sell a futures contract.

        SECURITIES INDEX FUTURES. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in


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the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

        Stock index futures may be used to hedge the equity portion of a Portfolio's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Portfolios may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Portfolios may enter into futures on debt securities indexes to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Portfolio may seek to protect the value of its portfolio against an overall decline in the market for securities.

        Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Portfolio may also purchase futures on debt securities or indexes as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Portfolio's debt portfolio or to gain exposure to particular markets represented by the index.

        The Portfolios do not intend to use U.S. stock index futures to hedge positions in securities of non-U.S. companies.

        CURRENCY FUTURES. A sale of a currency futures contract creates an obligation by a Portfolio, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Portfolio, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Portfolio may sell a currency futures contract, if the Manager or Sub-Adviser anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of a Portfolio's securities denominated in such currency. If the Manager or Sub-Adviser anticipates that exchange rates will rise, a Portfolio may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency a Portfolio intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Portfolio, a Portfolio purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, a Portfolio is immediately paid the difference. Similarly, to close out a currency futures contract purchased by a Portfolio, a Portfolio sells a currency futures contract. If the offsetting sale price exceeds the purchase price, a Portfolio realizes a gain, and if the offsetting sale price is less than the purchase price, a Portfolio realizes a loss.

        A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Portfolio's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity. Another risk is that the Manager or Sub-Adviser could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

        OPTIONS ON FUTURES. For bona fide hedging and other appropriate risk management purposes, the Portfolios, except the Cash Management, Bond and Growth Equity Portfolios, also may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.


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        Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a long futures position, in the case of a "call," or a short futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

        Options on futures contracts can be used by a Portfolio to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If a Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

        The purchase of put options on futures contracts is a means of hedging a Portfolio's holdings against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when a Portfolio is not fully invested or of lengthening the average maturity or duration of a Portfolio's holdings. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

        In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, a Portfolio will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

        If a Portfolio writes options on futures contracts, a Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, a Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for a Portfolio. If the option is exercised, a Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

        The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in a Portfolio's holdings of securities or the currencies in which such securities are denominated.

        The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if a Portfolio writes a put option on a futures contract on debt securities related to securities that a Portfolio expects to acquire and the market price of such securities increases, the net cost to a Portfolio of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, a Portfolio's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

        While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Portfolios will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

        LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolios which engage in transactions in futures contracts and related options, will only do so only for bona fide hedging and other appropriate risk management purposes, and not for speculation. A Portfolio will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of a Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

        When purchasing a futures contract, a Portfolio will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by a Portfolio.

        When selling a futures contract, a Portfolio will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by a Portfolio (or at a higher price if the difference is maintained in liquid assets with a Portfolio's Custodian).

        When selling a call option on a futures contract, a Portfolio will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting a Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by a Portfolio.

        When selling a put option on a futures contract, a Portfolio will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by a Portfolio.

        In order to comply with applicable regulations of the CFTC pursuant to which the Portfolios avoid being deemed a "commodity pool," the Portfolios are limited in their futures trading activities to positions which constitute "bona fide hedging" positions within the meanings and intent of applicable CFTC rules and to positions which qualify under a second text. Under the second test, the aggregate initial margin and premiums required to establish such positions may not exceed five percent of the liquidation value of the portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. As to options in-the-money at the time of purchase, the in-the-money amount as defined in the CFTC rules, may be excluded in calculating the five percent. The requirements for qualification as a regulated investment company also may limit the extent to which a Portfolio may enter into futures, futures options or forward contracts. See "Tax Status."

        RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Portfolio's securities being

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hedged. If the price of a futures contract changes more than the price of the securities or currencies, the Portfolio will experience either a loss or a gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies which are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Portfolio has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Portfolio's holdings may decline. If this occurred, the Portfolio would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities.

        Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

        There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position. If no liquid market exists, a Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements until the position is closed.

        The Portfolios do not intend to use U.S. stock index futures to hedge positions in securities of non-U.S. companies. In the case of a futures contract on an index, the amount of cash exchanged at settlement is equal to a specific dollar amount times the difference between the price at which the agreement is made and the value of an index at the close of the last trading day of the contract. No physical delivery of the underlying securities in the index is made.

        In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Portfolios generally will purchase only those options for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Portfolio would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

SECURITIES INDEX OPTIONS

        The Portfolios, except the Bond and Growth Equity Portfolios, may purchase call and put options on securities indexes, including European and American options, for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities.

        Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (ii) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

        A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500 Index or the NYSE Composite Index, or a narrower market index such as the S&P 100 Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

        Options on other types of securities indices may be introduced and traded on exchanges in the future. If such options are introduced, the Portfolios will not purchase them until they have appropriately amended or supplemented the Prospectus or SAI, or both.

        The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the securities represented in the securities indices on which options are based. The principal risk is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. In addition, the purchase of securities index options involves essentially the same risks as the purchase of options on futures contracts. Gains or losses on a Portfolio's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Portfolio.

        A Portfolio may sell securities index options prior to expiration in order to close out its positions in securities index options which it has purchased. A Portfolio may also allow options to expire unexercised.

WARRANTS

        The Equity Income, Mid Cap Core, Mid Cap Growth and Small Cap Growth Portfolios may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Portfolio will lose its entire investment in such warrant. Warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value.

SWAP AGREEMENTS

        The Equity Income, Mid Cap Core, Mid Cap Growth and International Equity Portfolios may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost than if it had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Portfolio's holdings. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Portfolio's holdings. The Portfolios (other than the Mid Cap Growth Portfolio) will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.

        In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

        Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if the Portfolio agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Portfolio's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by the Portfolio, the Portfolio must be prepared to make such payments when due.

        Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on a Manager's or Sub-Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Sub-Adviser will cause the Portfolios to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolios by the Code may limit a Portfolio's ability to use swap agreements. A Portfolio may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

        It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

        The swaps market is largely unregulated. Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

        This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

                               PORTFOLIO TURNOVER

        Each Portfolio has a different expected annual portfolio turnover rate, which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities or expiration dates at the time of acquisition of one year or less). A high portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolios. A turnover rate in excess of 100% is likely to result in a Portfolio's bearing higher costs. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments.

                             MANAGEMENT OF THE FUND

        The Board of Directors oversees the management of the Fund and elects its officers. The Fund's officers are responsible for the day-to-day operations of the Fund. Information pertaining to the Directors and executive officers of the Fund is set forth below. Directors that are deemed "interested persons" are included in the table titled, "Interested Directors."

INTERESTED DIRECTORS*

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                    IN FUND
                                              TERM OF                                               COMPLEX
                         POSITION(s)        OFFICE AND                                              OVERSEEN             OTHER
   NAME, ADDRESS**        HELD WITH          LENGTH OF     PRINCIPAL OCCUPATION(s) DURING              BY            DIRECTORSHIPS
  AND DATE OF BIRTH       THE FUND          TIME SERVED           PAST FIVE YEARS                   DIRECTOR       HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

Gary E. Wendlandt       Chairman of         Director       Executive Vice President, New York          43            The MainStay
DOB: 10/8/50            the Board,          since          Life Insurance Company, May 1999 to                        Funds.(24)
                        Chief               November       present; Chief Executive Officer,
                        Executive           2001;          Chairman and Manager, New York Life
                        Officer and         Chairman       Investment Management Holdings LLC
                        Director            of the         (including predecessors), December
                                            Board and      1999 to present; Chief Executive
                                            Chief          Officer, Chairman and Manager, New
                                            Executive      York Life Investment Management LLC
                                            Officer as     (including predecessors), December
                                            of January     1999 to present; Manager, New York
                                            1, 2002.       Life Benefit Services LLC; Manager,
                                                           NYLIM Service Company LLC (including
                                                           its predecessor); Director, NYLIFE
                                                           Distributors, Inc., March 2000 to
                                                           present; Manager, Monitor Capital
                                                           Advisors LLC, March 2000 to February
                                                           2001; Manager, Madison Square
                                                           Advisors LLC, March 2000 to February
                                                           2001; and Executive Vice President
                                                           and Chief Investment Officer,
                                                           MassMutual Life Insurance Company,
                                                           June 1993 to 1999.

------------------------------------------------------------------------------------------------------------------------------------

Anne F. Pollack         President,          Director       Senior Vice President of New                19
DOB: 11/7/55            Chief               since          York Life Insurance Company from
                        Administrative      October        March 1992 to present.
                        Officer and         1989;
                        Director            President
                                            and Chief
                                            Executive
                                            Officer
                                            since 1990.
------------------------------------------------------------------------------------------------------------------------------------

Robert D. Rock          Vice                Director       Senior Vice President in charge             19
DOB: 12/16/54           President           since          of the Individual Annuity
                        and Director        1994; Vice     Department of New York Life
                                            President      Insurance Company March 1991 to
                                            since 1995.    present.
------------------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                    IN FUND
                                              TERM OF                                               COMPLEX
                         POSITION(s)        OFFICE AND                                              OVERSEEN             OTHER
   NAME, ADDRESS**        HELD WITH          LENGTH OF     PRINCIPAL OCCUPATION(s) DURING              BY            DIRECTORSHIPS
  AND DATE OF BIRTH       THE FUND          TIME SERVED           PAST FIVE YEARS                   DIRECTOR       HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

Michael J. Drabb        Director            Director       Executive Vice President of                 19
DOB: 10/4/33                                since 1994.    O'Brien Asset Management, Inc.,
                                                           from August 1993 to September
                                                           1999; Executive Vice President
                                                           of The Mutual Life Insurance
                                                           Company of New York ("MONY")
                                                           from May 1989 to April 1992;
                                                           Director, MONY Series Fund from
                                                           1992 to present; Director, New
                                                           York Life Settlement Corporation
                                                           from 1997 to present; Director,
                                                           U.S. Food Services, Inc. from
                                                           1993 to present.

------------------------------------------------------------------------------------------------------------------------------------

Jill Feinberg           Director            Director       President, Jill Feinberg &                  19
DOB: 4/14/54                                since 1995.    Company, Inc. (special events
                                                           and meeting planning firm) from
                                                           1990 to present. Ms. Feinberg is
                                                           also a Director of New York Life
                                                           Settlement Corporation.

------------------------------------------------------------------------------------------------------------------------------------

Daniel Herrick          Director            Director       Retired. Treasurer and Executive            19
DOB: 12/1/20                                since 1983.    Officer, National Gallery of
                                                           Art, Washington, D.C. from
                                                           December 1985 to June 1995.

------------------------------------------------------------------------------------------------------------------------------------

Roman L. Weil           Director            Director       Professor of Accounting and V.              19
DOB: 5/22/40                                since 1994.    Duane Rath Professor of
                                                           Accounting, Graduate School of
                                                           Business, University of Chicago,
                                                           from September 1965 to present;
                                                           President, Roman L. Weil
                                                           Associates, Inc. (a consulting
                                                           firm).

------------------------------------------------------------------------------------------------------------------------------------

John A. Weisser, Jr.    Director            Director       Retired. Managing Director of               19
DOB: 10/22/41                               since 1997.    Solomon Brothers, Inc., from May
                                                           1981 through June 1995.

------------------------------------------------------------------------------------------------------------------------------------

OFFICERS WHO ARE NOT DIRECTORS

------------------------------------------------------------------------------------------------------------------------------------


                                              TERM OF
                         POSITION(s)        OFFICE AND
   NAME, ADDRESS**        HELD WITH          LENGTH OF
  AND DATE OF BIRTH       THE FUND          TIME SERVED                PRINCIPAL OCCUPATION(s) DURING PAST FIVE YEARS

------------------------------------------------------------------------------------------------------------------------------------

Patrick J. Farrell      Treasurer,                         Vice President, New York Life Insurance Company, 1996 - present;
DOB: 9/17/59            Chief                              Assistant Treasurer, Member of the Dividend Committee, The
                        Financial                          MainStay Funds, 1998 to present.
                        and
                        Accounting
                        Officer

------------------------------------------------------------------------------------------------------------------------------------

Robert A. Anselmi       Secretary                          Senior Managing Director and General Counsel, New York Life
DOB: 10/19/46                                              Investment Management LLC, May 2000 to present; Senior Vice
                                                           President, New York Life Insurance Company, May 2000 to present;
                                                           Secretary, The MainStay Funds,
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                           February 2001 to present; Secretary, Eclipse Funds Inc., February
                                                           2001 to present; Managing Director and Senior Counsel, Lehman
                                                           Brothers Inc., October 1998 to December 1999; General Counsel and
                                                           Managing Director, JP Morgan Investment Management Inc., 1986 to
                                                           September 1998.

------------------------------------------------------------------------------------------------------------------------------------

Richard D. Levy         Controller                         Senior Vice President of New York Life Insurance Company,
DOB: 3/12/57                                               September 1997 to date; Partner and head of national tax practice for financial institutions at Coopers & Lybrand 1996 to 1997;
                                                           Senior Vice President and Director of Tax Accounting at Mid
                                                           Atlantic Corporation from 1983 to 1996.

------------------------------------------------------------------------------------------------------------------------------------

Richard W. Zuccaro      Tax Vice                           Vice President, New York Life Insurance Company, 1995 to present;
DOB: 12/12/49           President                          Tax Vice President NYLIFE Securities Inc., 1987 to present; Tax
                                                           Vice President, NYLIFE SFD Holding Inc., 1990 to present; Tax
                                                           Vice President, NYLIFE Depositary Inc., 1990 to present; Tax Vice
                                                           President NYLIFE LLC, 1990 to present; Tax Vice President NYLIFE
                                                           Insurance Company of Arizona, 1990 to present; Tax Vice
                                                           President, NYLIFE Realty Inc., 1991 to present; Tax Vice
                                                           President NYLICO Inc., 1991 to present; Tax Vice President, New
                                                           York Life Fund Inc., 1991 to present, Tax Vice President, New
                                                           York Life International Investment, Inc., 1991 to present; Tax
                                                           Vice President NYLIFE Funding Inc., 1991 to present Tax Vice
                                                           President, NYLCO, 1991 to present; Tax Vice President, NYLIFE
                                                           Equity Inc., 1991 to present; Tax Vice President MainStay VP
                                                           Series Fund, Inc., 1991 to present; Tax Vice President, CNP
                                                           Realty Investments, Inc., 1991 to present; Tax Vice President,
                                                           New York Life Worldwide Holding, Inc., 1992 to present; Tax Vice
                                                           President, NYLIFE Structured Asset Management Company Ltd., 1992
                                                           to present; Tax Vice President, The MainStay Funds, 1991 to present; Tax Vice President Eagle Strategies Corp. (registered investment adviser), 1993 to present; Tax Vice President, NYLIFE
                                                           Distributors Inc., 1993 to present; Vice President & Assistant
                                                           Controller, New York Life Insurance and Annuity Corp., 1995 to
                                                           present; Vice President, NYLCare Health Plans, Inc., 1995 to present; Vice President-Tax, New York Life and Health Tax
                                                           Insurance Co., 1996 to present; Vice President New York Life
                                                           Trust Company, 1996 to present; Tax Vice President, Monitor
                                                           Capital Advisors LLC, 1996 to 2000; Tax Vice President, NYLINK
                                                           Insurance Agency Incorporated, 1996 to present; Tax Vice
                                                           President, MainStay Shareholder Services LLC, 1997 to present;
                                                           Tax Vice President, NYLIM Institutional Funds since inception in
                                                           May 2001.

------------------------------------------------------------------------------------------------------------------------------------


* These Directors are considered to be interested persons of the Fund within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company.

**      The address of each director and executive officer is 51
        Madison Avenue, New York, New York 10010.

BOARD COMMITTEES

[TO BE ADDED]



OWNERSHIP OF SECURITIES

        None of the Directors or officers directly own shares of the Fund. As of December 31, 2001, the Directors and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund. For the year ended December 31, 2001, the dollar range of equity securities owned beneficially by each director in the Fund and in any registered investment companies overseen by the Directors within the same family of investment companies as the Fund is as follows:

INTERESTED DIRECTORS

----------------------------------------------------------------------------------------------------------------------
                                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                SECURITIES IN ALL REGISTERED
                                                                                INVESTMENT COMPANIES OVERSEEN BY
                                         DOLLAR RANGE OF EQUITY SECURITIES IN   DIRECTOR IN FAMILY OF INVESTMENT
NAME OF DIRECTOR                         THE FUND                               COMPANIES
----------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

----------------------------------------------------------------------------------------------------------------------
                                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                SECURITIES IN ALL REGISTERED
                                                                                INVESTMENT COMPANIES OVERSEEN BY
                                         DOLLAR RANGE OF EQUITY SECURITIES IN   DIRECTOR IN FAMILY OF INVESTMENT
NAME OF DIRECTOR                         THE FUND                               COMPANIES
----------------------------------------------------------------------------------------------------------------------
Michael J. Drabb                         None                                   None
----------------------------------------------------------------------------------------------------------------------
Jill Feinberg                            None                                   None
----------------------------------------------------------------------------------------------------------------------
Daniel Herrick                           None                                   None
----------------------------------------------------------------------------------------------------------------------
Roman L. Weil                            $1 - $10,000 (MainStay VP Index        $1 - $10,000
                                         Equity Portfolio)
----------------------------------------------------------------------------------------------------------------------
John A. Weisser, Jr.                     None                                   $1 - $10,000
----------------------------------------------------------------------------------------------------------------------

COMPENSATION

        Each Director of the Fund who is not an interested person of the Fund currently receives a fee of $35,000 per year plus $1,500 for each meeting attended, and is reimbursed for out-of-pocket expenses incurred in connection with attending meetings. No Director or officer of the Fund who is also a director, officer or employee of New York Life is entitled to any compensation from the Fund for services to the Fund. The following Compensation Table reflects all compensation paid by the Fund for the year ended December 31, 2001, for each of the following persons:

                                                          PENSION OR
                                                          RETIREMENT
                                         AGGREGATE         BENEFITS                        TOTAL COMPENSATION
                                        COMPENSATION       ACCRUED      ESTIMATED ANNUAL  FROM REGISTRANT AND
                                            FROM       AS PART OF FUND   BENEFITS UPON    FUND COMPLEX PAID TO
   NAME OF PERSON, POSITION             REGISTRANTS        EXPENSES        RETIREMENT          DIRECTORS
Michael J.  Drabb, Director            $                     $  0              $ 0              $
                                           -------                                                -------
Jill Feinberg, Director                                         0                0
                                           -------                                                -------
Daniel Herrick, Director                                        0                0
                                           -------                                                -------
Richard M.  Kernan, Jr., Director*              0               0                0                      0

Anne F.  Pollack, Director                      0               0                0                      0

Robert D.  Rock, Director                       0               0                0                      0

Roman L.  Weil, Director                                        0                0
                                           -------                                                -------
John A.  Weisser, Jr., Director                                 0                0
                                           -------                                                -------
   TOTAL                                                                                        $
                                                                                                =========

        *       Mr. Kernan resigned effective December 31, 2001.

                        THE MANAGER AND THE SUB-ADVISERS

        New York Life Investment Management LLC ("NYLIM" or the "Manager") subject to the supervision of the Directors of the Fund and in conformity with the stated policies of each Portfolio of the Fund, manages the investment operations of the Portfolios and the composition of each Portfolio's holdings, including the purchase, retention, disposition and loan of securities. These advisory services are provided pursuant to a Management Agreement with regard to the Equity Income, Mid Cap Core, Mid Cap Growth and Small Cap Growth Portfolios and Investment Advisory Agreements with regard to the rest of the Portfolios. As described more fully below, the Manager has delegated day to day Portfolio management responsibilities for fifteen of the Portfolios to certain Sub-Advisers. The Manager is a subsidiary of New York Life Insurance Company ("New York Life").

        Prior to February 13, 2001, MacKay Shields LLC ("MacKay Shields") served as the investment adviser to the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Total Return and Value Portfolios. On February 13, 2001, the Directors of the Fund approved a Substitution Agreement which substituted NYLIM for MacKay Shields as investment adviser to these Portfolios. The Board also approved a Sub-Advisory Agreement between NYLIM and MacKay Shields, under which MacKay Shields will continue to provide portfolio management services to these Portfolios.

        Prior to February 13, 2001, New York Life served as the investment adviser to the Dreyfus Large Company Value, American Century Income & Growth, Lord Abbett Developing Growth and Eagle Asset Management Growth Equity Portfolios. On February 13, 2001, the Directors of the Fund approved Substitution Agreements which substituted NYLIM for New York Life as investment adviser to these Portfolios.

        Each of the Management Agreement and Investment Advisory Agreements will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Directors, or by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act and in a rule under the Act) and, in either case, by a majority of the Directors who are not "interested persons" of the Fund or the Manager (as that term is defined in the 1940 Act).

        The Manager has authorized any of its directors, officers and employees who have been elected or appointed as directors or officers of the Fund to serve in the capacities in which they have been elected or appointed. In connection with the services it renders, the Manager bears the salaries and expenses of all of its personnel.

        Other than as imposed by law, the Management Agreement and Investment Advisory Agreements provide that the Manager shall not be liable to the Portfolios for any error of judgment by it or for any loss sustained by the Portfolio, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Agreement also provides that it shall terminate automatically if assigned, and that it may be terminated without penalty by either party upon no more than 60 days nor less than 30 days written notice.

        Pursuant to Sub-Advisory Agreements between the Manager and each of American Century Investment Management, on behalf of the American Century Income & Growth Portfolio; The Dreyfus Corporation, on behalf of the Dreyfus Large Company Value Portfolio; Eagle Asset Management, on behalf of the Eagle Asset Management Growth Equity Portfolio; and Lord, Abbett, on behalf of the Lord Abbett Developing Growth Portfolio (each a "Sub-Adviser" and collectively, the "Sub-Advisers"), the Sub-Advisers have been delegated day-to-day responsibility for the investment decisions of the Portfolios. The Sub-Advisers, subject to the supervision of the Directors of the Fund and the Manager and in conformity with the stated policies of each of the Portfolios and the Fund, manage their respective Portfolios, including the purchase, retention, disposition and loan of securities.

        Pursuant to Sub-Advisory Agreements between the Manager and MacKay Shields on behalf of the Capital Appreciation, Equity Income, Mid Cap Growth, Small Cap Growth, Total Return, Government, Cash Management, High Yield Corporate Bond, International Equity, Value and Convertible Portfolios, MacKay Shields, as Sub-Adviser, has been delegated day-to-day responsibility for the investment decisions of the Portfolios. MacKay Shields, subject to the supervision of the Directors of the Fund and the Manager and in conformity with the stated policies of each of the Portfolios and the Fund, manages the Portfolios, including the purchase, retention, disposition and loan of securities.

        The Sub-Advisory Agreements will remain in effect for two years following their effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Directors or by a vote of the majority of the outstanding voting securities of each of the Portfolios (as defined in the 1940 Act or in a rule under the 1940 Act) and, in either case, by a majority of the Directors who are not "interested persons" of the Fund, the Manager or any Sub-Adviser (as the term is defined in the 1940
Act).

        In connection with the approval or re-approval of the Fund's Management Agreement, Investment Advisory Agreements, and Sub-Advisory Agreements, the Directors of the Fund, including those Directors who are not "interested persons" of the Fund, the Manager or any Sub-Adviser (as the term is defined in the 1940 Act), requested and received from the Manager and Sub-Advisers, and reviewed, a wide variety of information. In approving or re-approving the agreements, and in evaluating the fairness of the compensation to be paid by the Fund, the Directors took into account principally the nature, quality and extent of the services performed by the Manager and Sub-Advisers, in relation to fees received under the agreements. Thus, the Directors considered the personnel, technical resources, operations, financial condition and investment management capabilities, methodologies and performance of the Manager and Sub-Advisers. The Directors also considered other factors, including the performance of other funds in the market pursuing broadly similar strategies, the fees and expenses borne by those funds, the costs to the Manager and Sub-Advisers of providing the services, and the profitability of the relationship with the Fund. In addition, the Directors considered the brokerage services received by the Fund. These factors were considered by the Directors at large, and also were considered by the independent Directors meeting separately. Based on this review, it was the judgment of the Directors and the independent Directors that approval or re-approval of the agreements was in the interests of the Fund and its shareholders.

        As compensation for service, the Manager, not the Portfolios, pays the Sub-Advisers a monthly fee calculated on the basis of each Portfolio's average daily net assets, at the following annual rates:

Capital Appreciation Portfolio                                                    0.36%
Cash Management Portfolio                                                         0.25%
Convertible Portfolio                                                             0.36%
Equity Income Portfolio                                                           0.35%
Government Portfolio                                                              0.30%
High Yield Corporate Bond Portfolio                                               0.30%
International Equity Portfolio                                                    0.60%
Mid Cap Growth Portfolio                                                          0.375%
Small Cap Growth Portfolio                                                        0.50%
Total Return Portfolio                                                            0.32%
Value Portfolio                                                                   0.36%
American Century Income & Growth Portfolio                0.40% on assets up to $100 million; 0.35% on assets from
                                                          $100 million to $200 million; 0.30% on assets over $200
                                                                                  million

Dreyfus Large Company Value Portfolio                  0.45% on assets up to $250 million; 0.40% on assets over $250 million
Eagle Asset Management Growth Equity Portfolio         0.40% on assets up to $200 million; 0.30% on assets over $200 million
Lord Abbett Developing Growth Portfolio                                            0.50%

THE AMOUNT OF MANAGEMENT AND SUB-ADVISORY FEES PAID WERE AS FOLLOWS:

        For the year ended December 31, 2001, the amount paid to MacKay Shields LLC was $_____; the amount paid to American Century Investment Management, Inc. was $______; the amount paid to The Dreyfus Corporation was $______; the amount paid to Eagle Asset Management, Inc. was $______; and the amount paid to Lord, Abbett & Co. was $______.

        For the year ended December 31, 2000, the amount paid to MacKay Shields LLC was $14,832,154; the amount paid to Madison Square Advisors LLC was $4,055,725; the amount paid to Monitor Capital Advisors LLC was $1,582,693; the amount paid to American Century Investment Management, Inc. was $290,871; the amount paid to The Dreyfus Corporation was $183,624; the amount paid to Eagle Asset Management, Inc. was $727,144; and the amount paid to Lord, Abbett & Co. was $204,107.

        For the year ended December 31, 1999, the amount paid to MacKay Shields LLC was $12,546,796; the amount paid to Madison Square Advisors LLC (and to New York Life, the predecessor's adviser) was $3,469,316; the amount paid to Monitor Capital Advisors LLC was $1,219,981; the amount paid to American Century Investment Management, Inc. was $183,409; the amount paid to The Dreyfus Corporation was $124,013; the amount paid to Eagle Asset Management, Inc. was $136,269; and the amount paid to Lord, Abbett & Co. was $106,001.

        For the years ended December 31, 2001, December 31, 2000 and December 31, 1999, the amount of Advisory fees received by the Adviser and the amount of sub-advisory fees paid by the Adviser was as follows:

                                                ADVISORY
                                               FEES PAID                  ADVISORY FEES                ADVISORY FEES
                    PORTFOLIO                     2001      SUBADVISORY     PAID 2000    SUBADVISORY     PAID 1999     SUBADVISORY
                    ---------                     ----      -----------     ---------    -----------     ---------     -----------

Capital Appreciation                                                      $  6,997,546             $      $5,271,133            $-
Cash Management                                                                787,159                       809,273             -
Convertible                                                                    520,084                       251,961             -
Equity Income +**
Government                                                                     361,528                       486,400             -
High Yield Corporate Bond                                                    2,003,353                     1,920,756             -
International Equity                                                           407,406                       324,223             -
Mid Cap Core +**
Mid Cap Growth +**
Small Cap Growth +**
Total Return                                                                 2,667,782                     2,287,643             -
Value                                                                        1,087,296                     1,195,407             -
Bond                                                                           641,579                       731,761             -
Growth Equity                                                                3,414,146                     2,737,555             -
Indexed Equity                                                               1,582,693                     1,219,981             -
American Century Income & Growth                                              363,564*       290,871        229,261*       183,409
Dreyfus Large Company Value                                                   220,348*       183,624        148,816*       124,013
Eagle Asset Management Growth Equity                                          877,681*       727,144        151,698*       136,269
Lord Abbett Developing Growth                                                 244,928*       204,107        127,201*       106,001

-----------------------
+   Commenced operations July 2, 2001.                                                              * Gross advisory
**  Advisory fee includes administration fee.                                                         fee - includes
                                                                                                    subadvisory fee.

Aggregate Advisory and Subadvisory fees paid to New York Life and its affiliates for the years ended December 31, 2001, December 31, 2000 and December 31, 1999 were $_________, $20,771,347 and $17,343,377 respectively.

        During the first year of operations, the Manager has voluntarily agreed to waive certain management fees, and New York Life Insurance and Annuity Corporation ("NYLIAC") has voluntarily agreed to reimburse certain other (non-management) expenses to cap total Portfolio expenses at .89% for the Equity Income Portfolio, .98% for the Mid Cap Core Portfolio, .97% for the Mid Cap Growth Portfolio and .95% for the Small Cap Growth Portfolio.

                             ADMINISTRATIVE SERVICES

        The Manager provides administrative services to each of the Portfolios. These services are provided to the Equity Income, Mid Cap Core, Mid Cap Growth and Small Cap Growth Portfolios pursuant to the Management Agreement referenced above. These services are provided to the other Portfolios pursuant to a separate Administrative Agreement.

        The Manager has authorized any of its directors, officers and employees who have been elected or appointed as directors or officers of the Fund to serve in the capacities in which they have been elected or appointed. In connection with its administration of the business affairs of the Portfolios, and except as indicated in the Prospectus, the Manager bears the following expenses:

                (a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Directors not affiliated with the Manager or the Sub-Advisers; and

                (b) all expenses incurred by the Manager in connection with administering the ordinary course of the Portfolios' business, other than those assumed by the Fund.

        Prior to February 13, 2001, NYLIAC served as administrator for the Portfolios and NYLIAC retained MainStay Management LLC, an affiliate, as subadministrator. On February 13, 2001, the Board of Directors of the Fund approved a Substitution Agreement which substituted NYLIM for NYLIAC as Administrator to the Fund. Additionally, the Board terminated the Sub-Administration Agreement with MainStay Management LLC.

        Under a separate agreement, New York Life has granted the Portfolios the right to use the "New York Life" name and service marks and has reserved the right to withdraw its consent to the use of such name and marks by the Fund at any time, and to grant the use of such name and marks to other users.

        The Portfolios paid administration fees to the Administrator as follows:

                               YEAR ENDED 12/31/01                 YEAR ENDED 12/31/00                YEAR ENDED 12/31/99
                               -------------------                 -------------------                -------------------
                        ADMINISTRATION     ADMINISTRATION   ADMINISTRATION    ADMINISTRATION   ADMINISTRATION     ADMINISTRATION
   PORTFOLIO               FEE PAID        FEE REIMBURSED      FEE PAID       FEE REIMBURSED      FEE PAID        FEE REIMBURSED
                           --------        --------------      --------       --------------      --------        --------------
Bond                                                           $  513,263        $        0       $  585,409          $      0
----                                                           ----------                         ----------          --------
Capital Appreciation                                            3,887,525                 0        2,928,407                 0
--------------------                                           ----------        ----------       ----------          --------
Cash Management                                                   629,727                 0          647,4l8                 0
---------------                                                ----------        ----------       ----------          --------
Convertible                                                       288,935                 0          139,979                 0
-----------                                                    ----------        ----------       ----------          --------
Equity Income*
--------------
Government                                                        241,018                 0          324,267                 0
----------                                                     ----------        ----------       ----------          --------
Growth Equity                                                   2,731,317                 0        2,190,044                 0
-------------                                                  ----------        ----------       ----------          --------
High Yield
----------
Corporate Bond                                                  1,335,569                 0        1,280,504                 0
--------------                                                 ----------        ----------       ----------          --------
Indexed Equity                                                  3,165,387                 0        2,439,961                 0
--------------                                                 ----------        ----------       ----------          --------
International Equity                                              135,802                 0          108,074                 0
--------------------                                           ----------        ----------       ----------          --------
Mid Cap Core *
--------------
Mid Cap Growth *
----------------
Small Cap Growth *
------------------
Total Return                                                    1,667,363                 0        1,429,777                 0
------------                                                   ----------        ----------       ----------          --------
Value                                                             604,053                 0          664,115                 0
-----                                                          ----------        ----------       ----------          --------
American Century                                                  145,425                 0           91,704            32,564
----------------                                               ----------        ----------       ----------          --------
Income & Growth
---------------
Dreyfus Large                                                      73,449                 0           49,605            12,431
--------------                                                 ----------        ----------       ----------          --------
Company Value
-------------
Eagle Asset                                                       351,072                 0           60,679             6,980
-----------                                                    ----------        ----------       ----------          --------
Growth Management
-----------------
Equity.
-------
Lord Abbett                                                        81,643                 0           42,401            18,322
------------                                                   ----------        ----------       ----------          --------
Developing Growth
-----------------

*       Administration fee of .20% reflected in advisory fee table on page_____.

                               PORTFOLIO BROKERAGE

        The Manager or Sub-Adviser, where appropriate, determines which securities to buy and sell for the Fund, select brokers and dealers to effect the transactions, and negotiate commissions. Transactions in equity securities will usually be executed through brokers that will receive a commission paid by the Portfolio for which the transaction is executed. Fixed income securities are generally traded with dealers acting as principals for their own account without a stated commission. The dealer's margin is reflected in the price of the security. Money market instruments may be traded directly with the issuer. Underwritten offerings of stock and intermediate and long term debt securities may be purchased at a fixed price including an amount of compensation to the underwriter. From time to time, NYLIFE Securities, Inc. (the "Affiliated Broker") may execute transactions in equity securities on behalf of the Portfolios. Such commissions may be charged against all Portfolios, with the exception of the Cash Management Portfolio.

        In placing orders for securities transactions, the Manager or Sub-Adviser's policy is to obtain the most favorable price and efficient execution available. In order to obtain the brokerage and research services described below, higher commissions may sometimes be paid.

        When selecting broker-dealers to execute portfolio transactions, the Manager or Sub-Adviser, as applicable, considers many factors including the rate of commission or size of the broker-dealer's "spread," the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition, general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to the Manager or Sub-Adviser. The Manager or Sub-Manager uses these services in connection with all their investment activities, including other investment accounts they advise. Conversely, brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by the Manager or Sub-Adviser in providing investment advisory services to the Fund.

        For the years ending December 31, 2001, December 31, 2000 and December 31, 1999 the Fund paid total brokerage commissions of $_______, $6,331,896 and $3,586,133 respectively. No brokerage commissions were paid to affiliates of the Fund.

                        DETERMINATION OF NET ASSET VALUE

        The Fund determines the net asset value or NAV per share of each Portfolio on each day the NYSE is open for regular trading. NAV per share is calculated as of the close of the NYSE (currently 4:00 p.m., Eastern time) for each Portfolio by dividing the current market value (amortized cost, in the case of the Cash Management Portfolio) of the total Portfolio assets, less liabilities attributable to that class, by the total number of outstanding shares of that Portfolio.

        HOW PORTFOLIO SECURITIES ARE VALUED. Portfolio securities of the Cash Management Portfolio are valued at their amortized cost (in accordance with the Fund's Amortized Cost Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods, the yield to an investor in the Portfolio may differ somewhat than that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the Cash Management Portfolio may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized costs by the Cash Management Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield if he or she purchased shares of the Portfolio on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

        Portfolio securities of each of the other Portfolios are valued: (a) by appraising common and preferred stocks which are traded on the NYSE or other exchanges and the NASD National Market System ("NMS") at the last sales price of the Exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations which may then be "fair valued" in accordance with fair valuation policies established by the Board); (b) by appraising over-the-counter common and preferred stocks quoted on the NASD NASDAQ system (but not listed on the NMS) at the closing bid price supplied through such system; (c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Portfolio's Manager or Sub-Adviser, or if the prices are deemed by the Manager or the Sub-Adviser not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board; (d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager, in consultation with a Portfolio's Sub-Adviser, if any, approved by the Valuation Sub-Committee and ratified by the Valuation Committee (NOTE: Any debt securities whose market quotations are derived from dealers must be supported by two independent quotes), if those prices are deemed by a Portfolio's Manager or Sub-adviser to be representative of market values at the close of the NYSE; (e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded; (f) by appraising forward foreign currency exchange contracts held by the Portfolios at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; (g) by appraising a security sold short by the proceeds received from the transaction plus or minus the market appreciation/depreciation of the underlying security as determined in accordance with the fair valuation procedures established by the Board; and (h) by appraising all other securities and other assets, including rights and warrants separately traded from an underlying security, certain ADRs for which exchange-based prices or dealer quotes are not available, over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities not listed or traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by a Portfolio's Manager or Sub-Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotation is available, at fair value in accordance with procedures approved by and determined in good faith by the Board, although the actual calculations may be done by others. Money market instruments held by the Portfolio with a remaining maturity of 60 days or less are valued by the amortized cost method unless such method does not represent fair value.

        Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Portfolio's net asset value, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against US dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Fund recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Fund are informed on or after the ex-dividend date.

        Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, European or Far Eastern securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Portfolios' NAVs are not calculated. Such calculation of NAV does not take place contemporaneously with the determination of the prices of the portfolio securities used in such calculation.

        A significant event occurring after the close of trading but before the calculation of the Portfolio's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE generally will not be reflected in a Portfolio's calculation of its NAV. The Sub-Advisers, if any, and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in US or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Sub-Adviser, if any, may, in its judgment, determine that an adjustment to a Portfolio's net asset value should be made because intervening events have caused the Portfolio's net asset value to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

        A "stale price" condition occurs when the price of a portfolio security obtained from an approved pricing agent or broker-dealer remains unchanged for ten (10) consecutive business days during which the NYSE is open. On a weekly basis, the Treasurer of the Fund will notify the Sub-Adviser, if any, that purchased that security for a Portfolio that the security is deemed to have a "stale price." Within five (5) business days of such notification, the Sub-Adviser, if any, will identify for the Manager a new and separate source that can provide a quote for the security. If the Sub-Adviser and/or Manager cannot obtain a separate source and reliable quote for the security within these five business days, the security shall be referred to the Valuation Sub-Committee to be priced at its fair value in accordance with fair valuation procedures established by the Board.

        The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to such Portfolio and with a share of the general liabilities of the Fund, as the case may be. Expenses with respect to any two or more Portfolios will be allocated in proportion to the net asset values of the respective Portfolios except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Sub-Adviser.

                       INVESTMENT PERFORMANCE CALCULATIONS

CASH MANAGEMENT PORTFOLIO YIELD

        In accordance with regulations adopted by the SEC, the Fund is required to compute the Cash Management Portfolio's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share of the Cash Management Portfolio at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis.

        The SEC also permits the Fund to disclose the effective yield of the Cash Management Portfolio for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

        The Cash Management Portfolio intends to maintain a constant net asset value of $1.00 per share, but there can be no assurance that it will be able to do so. The yield on amounts held in the Cash Management Portfolio normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Cash Management Portfolio's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Cash Management Portfolio, the types and quality of portfolio securities held by the Cash Management Portfolio, and its operating expenses. Therefore, the yield for any period should not be considered representative of the yield for any future period.

        For the seven-day period ending December 31, 2001, the Cash Management Portfolio yield was ___%, and the effective yield was ____%.

GOVERNMENT, HIGH YIELD CORPORATE BOND AND BOND PORTFOLIOS YIELD

        The Fund may from time to time disclose the current annualized yield of the Government, High Yield Corporate Bond and Bond Portfolios for 30-day periods. The annualized yield of these Portfolios refers to the income generated by the Portfolio over a specified 30-day period. Because the yield is annualized, the yield generated by the Portfolio during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per share earned during the period by the price per share on the last day of the period, according to the following formula:

                                                     6
                                         2[(a - b +1)  - 1]
                                            -----
                           YIELD =
                                         cd

                           Where:        a = dividends and interest earned during the period by the
                                             Portfolio;
                                         b = expenses accrued for the period (net of reimbursements);
                                         c = the average daily number of sharesoutstanding during the period; and
                                         d = the maximum offering price per share on the last day of the period.

        Net investment income will be determined in accordance with rules established by the SEC. Accrued expenses will include all recurring fees that are charged to all shareholder accounts.

        The yield calculations do not reflect the effect of any charges that may be applicable to a particular Policy or separate account. Because of the charges and deductions imposed by the Separate Accounts, the yield realized by Owners in the Investment Divisions of the Separate Accounts will be lower than the yield for the corresponding Portfolio of the Fund. The yield on amounts held in any Portfolio normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. Each of the Convertible, Government, High Yield Corporate Bond and Bond Portfolios' actual yield will be affected by the types and quality of portfolio securities held by the respective Portfolio, and its operating expenses.

        For the 30 day period ending December 31, 2001, the Government Portfolio Yield was ____%, the High Yield Corporate Bond Portfolio yield was _____% and the Bond Portfolio yield was ____%.

TOTAL RETURN CALCULATIONS

        The Fund may from time to time also disclose average annual total returns for the Capital Appreciation, Convertible, Equity Income, Lord Abbett Developing Growth, Government, High Yield Corporate Bond, Mid Cap Core, Mid Cap Growth, Small Cap Growth, American Century Income & Growth, International Equity, Dreyfus Large Company Value, Total Return, Value, Bond, Growth Equity, and Indexed Equity Portfolios for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate a hypothetical initial amount invested to the ending redeemable value, according to the following formula:

                                         P(1 + T)(n) = ERV

                                   Where:P   =       a hypothetical initial payment of $1,000;


                                     T       =       average annual total return;
                                     n       =       number of years; and
                                     ERV     =       ending redeemable value of a hypothetical $1,000
                                                     payment made at the beginning of the one, five, or
                                                     ten-year at the end of the one, five, or ten-year
                                                     period (or fractional portion thereof).

        All recurring fees that are charged by the Portfolios to all shareholder accounts are recognized in the ending redeemable value. The average annual total return calculations for the Portfolio will not reflect the effect of charges that may be applicable to a particular Policy.

------------------------------------------------------------------------------------------------------------------
                                                                                        Since
                                                                                     Inception of     Inception
                                                                                      Portfolio        Date of
                 Portfolio                      1 Year     5 Years      10 Years     (Annualized)     Portfolio
------------------------------------------------------------------------------------------------------------------
Capital Appreciation                            -10.72      17.80                       17.33          1/29/93
------------------------------------------------------------------------------------------------------------------
Eagle Asset Management Growth Equity            -9.97                                   23.44          5/1/98
------------------------------------------------------------------------------------------------------------------
Growth Equity                                   -3.34       20.20        18.85          14.45          1/23/84
------------------------------------------------------------------------------------------------------------------
Indexed Equity                                  -9.32       17.99                       16.80          1/29/93
------------------------------------------------------------------------------------------------------------------
International Equity                            -18.06       8.47                        8.71          5/1/95
------------------------------------------------------------------------------------------------------------------
Lord Abbett Developing Growth                   -19.08                                  -0.55          5/1/98
------------------------------------------------------------------------------------------------------------------
American Century Income & Growth                -10.73                                   5.38          5/1/98
------------------------------------------------------------------------------------------------------------------
Convertible                                     -5.02                                   13.12          10/1/96
------------------------------------------------------------------------------------------------------------------
Dreyfus Large Company Value                      6.59                                    6.04          5/1/98
------------------------------------------------------------------------------------------------------------------
Total Return                                    -4.36       13.44                       13.15          1/29/93
------------------------------------------------------------------------------------------------------------------
Value                                           12.89       12.26                       13.79          5/1/95
------------------------------------------------------------------------------------------------------------------
Bond                                             9.82        5.71         7.78           9.29          1/23/84
------------------------------------------------------------------------------------------------------------------
Government                                      12.22        6.12                        6.35          1/29/93
------------------------------------------------------------------------------------------------------------------
High Yield Corporate Bond                       -5.87        7.63                        8.51          5/1/95
------------------------------------------------------------------------------------------------------------------
Cash Management                                  6.06        5.26                        4.81          1/29/93
------------------------------------------------------------------------------------------------------------------
Equity Income                                                                                          7/2/01
------------------------------------------------------------------------------------------------------------------
Mid Cap Core                                                                                           7/2/01
------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                                                                         7/2/01
------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                                                                       7/2/01
------------------------------------------------------------------------------------------------------------------

        The yield and total return calculations of the Portfolios do not reflect the effect of the charges that may be applicable to a particular Policy or Separate Account. Such charges will reduce the net yield and total return of that Policy. Performance figures for a Portfolio will only be advertised if the comparable figures for the Policy are included in the advertisement.

                        PURCHASE AND REDEMPTION OF SHARES

        The Portfolios currently offer their shares to NYLIAC for allocation to NYLIAC's Separate Accounts. The Separate Accounts are used to fund multi-funded retirement annuity policies and variable life insurance policies issued by NYLIAC. Shares of the Portfolios may be sold to NYLIAC separate accounts funding both variable annuity contracts and variable life insurance policies and may be sold to affiliated life insurance companies of NYLIAC, including New York Life. The Fund currently does not foresee any disadvantages to Owners arising from offering the Fund's shares to separate accounts funding both life insurance policies and variable annuity contracts. Due, however, to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts participating in the Fund might at some time be in conflict. However, the Board of Directors and insurance companies whose separate accounts invest in the Fund are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners.

The Board of Directors will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investment in the Fund. This might force the Fund to sell securities at disadvantageous prices. The Portfolios do not presently intend to offer their shares directly to the public.

        The Fund is required to redeem all full and fractional shares of the Fund for cash. The redemption price is the net asset value per share next determined after the receipt of proper notice of redemption.

        The right to redeem shares or to receive payment with respect to any redemption may be suspended only for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or when such Exchange is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the SEC, which makes disposal of a Portfolio's securities or determination of the net asset value of each Portfolio not reasonably practicable, and for any other periods as the SEC may by order permit for the protection of shareholders of each Portfolio.

        Investment decisions for each Portfolio are made independently from those of the other Portfolios and investment companies advised by the respective Adviser or Sub-Adviser. However, if such other Portfolios or investment companies are prepared to invest in, or desire to dispose of, securities of the type in which the Portfolio invests at the same time as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

                                      TAXES

        The following discussion summarizes certain U.S. federal tax considerations incidental to an investment in a Portfolio. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal, state, local and foreign tax aspects of an investment in a Portfolio.

        Each Portfolio of the Fund intends to elect to qualify as a "regulated investment company" under the provisions of Subchapter M of the Code. If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

        To qualify for treatment as a regulated investment company, a Portfolio generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Portfolio's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If a Portfolio does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

        Generally, in order to avoid a 4% nondeductible excise tax, each Portfolio must distribute to its shareholders during the calendar year the following amounts:

    - 98% of the Portfolio's ordinary income for the calendar year;
    - 98% of the Portfolio's capital gain net income (all capital gains, both long-term and short-term, minus all such capital losses), all computed as if the Portfolio were on a taxable year ending October 31 of the year in question and beginning the previous November 1; and
    - any undistributed ordinary income or capital gain net income for the prior year.

        The excise tax generally is inapplicable to any regulated investment company whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, the Portfolios intend to make the distributions required to avoid the imposition of such a tax.

        Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on a Portfolio by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these regulations are imposed on the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Portfolio to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Portfolio to qualify as a regulated investment company would also subject a Portfolio to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

        The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

        In the event that rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that the Fund will not have to change a Portfolio's investment objective or investment policies. A Portfolio's investment objective and the investment policies of a Portfolio may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

        The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and U.S. Treasury Regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time.

                               GENERAL INFORMATION

        The Fund was incorporated under Maryland law on June 3, 1983. The Fund was formerly known as the New York Life MFA Series Fund, Inc. On August 22, 1996, the Fund's name was changed to its present form. The authorized capital stock of the Fund consists of 5,000,000,000 shares of common stock, par value $0.01 per share. The shares of common stock are divided into nineteen classes, each corresponding to a different Portfolio.

        The shares of the Portfolios are eligible for investment by the Separate Accounts. There exist 700,000,000 unclassified shares which may be issued as an addition to one or more of the above classes or to any new class or classes of shares as determined by the Fund's Board of Directors. The Fund has no present plans to issue shares of any additional classes. The shares of each Portfolio, when issued, will be fully paid and nonassessable, will have no preference, conversion, exchange or similar rights, and will be freely transferable.

        Each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and distributions declared by such Portfolio.

        Each class of stock will have a pro rata interest in the assets of the Portfolio to which the stock of that class relates and will have no interest in the assets of any other Portfolio. If any assets, liabilities, revenue or expenses are not clearly allocable to a particular Portfolio (such as fees for non-interested Directors or extraordinary legal fees), they will be allocated as determined by the Directors.

        In the unlikely event that any Portfolio incurs liabilities in excess of its assets, the other Portfolios could be held liable for such excess.

        All shares of common stock, of whatever class, are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Portfolios differ, the voting is on a Portfolio-by-Portfolio basis. Approval or disapproval by the shares in one Portfolio on such a matter would not generally be a prerequisite to approval or disapproval by shares in another Portfolio; and shares in a Portfolio not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a Portfolio-by-Portfolio vote are changes in fundamental investment policies of a particular Portfolio and approval of the investment advisory agreement.

        The vote of a majority of the Fund shares (or of the shares of any Portfolio) means the vote, at any special meeting, of the lesser of (i) 67% or more of the outstanding shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund (or of any Portfolio).

        The Board of Directors has decided not to hold routine annual stockholders' meetings. Special stockholders' meetings will be called whenever one or more of the following is required to be acted on by stockholders pursuant to the 1940 Act: (i) election of directors; (ii) approval of investment advisory agreement; or (iii) ratification of selection of independent accountants. Not holding routine annual meetings results in Policy Owners having a lesser role in governing the business of the Fund.

        NYLIAC is the legal owner of the shares and as such has the right to vote to elect the Board of Directors of the Fund, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of present applicable law, NYLIAC will vote the shares of the Fund at special meetings of the shareholders of the Fund in accordance with instructions received from Owners. The current prospectus for the Policy more fully describes voting rights of an Owner.

        The initial capital for the Portfolios was provided by NYLIAC separate accounts. The equity of NYLIAC in the separate accounts is represented by its ownership of accumulation units in the separate accounts. Such accumulation units were acquired for investment and can be disposed of only by redemption. NYLIAC has agreed not to redeem its accumulation units of any separate account until such time as this can be done without any significant impact upon the separate account.

                                 CODE OF ETHICS

        The Fund has adopted a Code of Ethics governing personal trading activities of all Directors, officers of the Fund and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or who obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Fund or an investment adviser, unless such power is the result of their position with the Fund or investment adviser. Such persons are generally required to preclear all security transactions with the Fund's Compliance Officer or such officer's designee and to report all transactions on a regular basis. Subject to these restrictions, these persons are permitted to invest in securities, including securities that may be purchased or held by the Fund. The Fund has developed procedures for administration of the Code under Rule 17j-1.

                                  LEGAL COUNSEL

        Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert, Washington, D.C.

                             INDEPENDENT ACCOUNTANTS

        The financial statements of the Fund for the year ended December 31, 200__, including the financial highlights for each of the periods presented appearing in the 2001 Annual Report to shareholders and the report thereon of PricewaterhouseCoopers LLP, independent accountants, appearing therein, are incorporated by reference in the Statement of Additional Information.

        PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of the Fund. The Fund's Annual Report, which is incorporated by reference in this Statement of Additional Information, has been incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC.

        Corporate and Municipal Bond Ratings Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

        A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

        Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

        Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d)
payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

MUNICIPAL SHORT-TERM LOAN RATINGS

        MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

        MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

        MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

        MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

        SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT-TERM DEBT RATINGS

        Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

        Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

        PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        PRIME 3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S
-----------------------------------------------------
Corporate and Municipal Long-Term Debt Ratings

INVESTMENT GRADE

        AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

        AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

        A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

        BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

        Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

        BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

        CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

        CC: An obligation rated CC is currently highly vulnerable to nonpayment.

        C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

        D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

        Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

SHORT-TERM RATING DEFINITIONS

        A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. of a similar action if payments on an obligation are jeopardized. of a similar action if payments on an obligation are jeopardized. of a similar action if payments on an obligation are jeopardized.

                                     PART C

Item 23.      EXHIBITS

(a)(1)        Articles of Incorporation of Registrant(1)

(a)(2)        Articles Supplementary(1)

(a)(3)        Articles of Amendment(1)

(a)(4)        Articles Supplementary(2)

(b)           By-laws of Registrant(2)

(c) Form of Specimen certificate for shares of common stock of newly created Portfolios(1)

(d)(1) Form of Master Investment Advisory Agreement with MacKay Shields LLC and amendment thereto with respect to the Capital Appreciation, Total Return, Government, Cash Management, High Yield Corporate Bond, International Equity, Value and Convertible Portfolio(1)

(d)(1)(a) Form of Substitution Agreement substituting NYLIM for MacKay Shields LLC on Exhibit (d)(1)(3)

(d)(2) Form of Investment Advisory Agreement with Monitor Capital Advisors LLC and amendment thereto with respect to the Indexed Equity Portfolio(1)

(d)(2)(a) Form of Substitution Agreement substituting NYLIM for Monitor Capital Advisors LLC on Exhibit (d)(2)(3)

(d)(3) Form of Substitution Agreement between New York Life and Madison Square Advisors with respect to the Bond and Growth Equity Portfolios.(4)

(d)(3)(a) Form of Substitution Agreement substituting NYLIM for Madison Square Advisers on Exhibit (d)(3)(3)

(d)(4) Form of Investment Advisory Agreement with New York Life Insurance Company ("New York Life") with respect to the American Century Income & Growth, Dreyfus Large Company Value, Eagle Asset Management Growth Equity and Lord Abbett Developing Growth Portfolios(1)

(d)(4)(a) Form of Substitution Agreement substituting NYLIM for New York Life Insurance Company on Exhibit (d)(4)(3)

(d)(5) Form of Master Management Agreement with respect to the Equity Income, Mid Cap Core, Mid Cap Growth and Small Cap Growth Portfolios(2)

(d)(6) Form of Sub-Advisory Agreement between New York Life and American Century Investment Management, Inc. on behalf of the American Century Income & Growth Portfolio(5)

(d)(6)(a) Form of Substitution Agreement substituting NYLIM for New York Life on Exhibit (d)(6)(3)

(d)(7) Form of Sub-Advisory Agreement between New York Life and the Dreyfus Corporation on behalf of the Dreyfus Large Company Value Portfolio(5)

(d)(7)(a) Form of Substitution Agreement substituting NYLIM for New York Life on Exhibit (d)(7)(3)

(d)(8) Form of Sub-Advisory Agreement between New York Life and Eagle Asset Management on behalf of the Eagle Asset Management Growth Equity Portfolio(5)

(d)(8)(a) Form of Substitution Agreement substituting NYLIM for New York Life on Exhibit (d)(8)(3)

(d)(9) Form of Sub-Advisory Agreement between New York Life and Lord, Abbett & Co. on behalf of the Lord Abbett Developing Growth Portfolio(5)

(d)(9)(a) Form of Substitution Agreement substituting NYLIM for New York Life on Exhibit (d)(9)(3)

(d)(10) Form of Sub-Advisory Agreement between NYLIM and MacKay Shields with respect to the Capital Appreciation, Total Return, Government, Cash Management, High Yield Corporate Bond, International Equity, Value and Convertible Portfolios(3)

(d)(11) Form of Master Sub-Advisory Agreement with MacKay Shields with respect to the Equity Income, Mid Cap Growth and Small Cap Growth Portfolios(2)

(e)           Not applicable.

(f)           Not applicable.

(g)(1)        Form of Custodian Agreement with The Bank of New York(2)

(g)(2)        Form of Custodian Agreement with The Chase Manhattan Bank(2)

(g)(2)(a) Investment Company Rider to the Custody Agreement between MainStay VP Series Fund, Inc. and The Chase Manhattan Bank (filed herewith)

(h)(1)        Form of Stock Sale Agreement(1)

(h)(2) Form of Stock License Agreement relating to the use of the New York Life name and service marks(1)

(h)(3) Administration Agreement between MainStay VP Series Fund and New York Life Insurance and Annuity Corporation ("NYLIAC")(3)

(h)(3)(a) Form of Substitution Agreement substituting NYLIM for New York Life on Exhibit (h)(3)(3)

(i)           Not Applicable.

(j)           Consent of Auditor*

(k)           Not applicable.

(l)(1)        Form of Initial Stock Subscription Letter(6)

(l)(2)        Form of Investment Undertaking(6)

(m)           Not applicable.

(n)           Not applicable.

(p)(1)        MainStay VP Series Fund, Inc. Code of Ethics(1)

(p)(2)        American Century Investments Code of Ethics(1)

(p)(3)        Eagle Asset Management, Inc. Code of Ethics(1)

(p)(4)        Lord, Abbett & Co. Code of Ethics(1)

(p)(5)        The Dreyfus Corporation Code of Ethics(1)

(p)(6)        MacKay Shields LLC Code of Ethics(1)

(p)(7)        NYLIFE Distributors, Inc. Code of Ethics(1)

(p)(8) New York Life Investment Management Code of Ethics (filed herewith)

(q)(1)        Power of Attorney for Gary E. Wendlandt (filed herewith)

-------------------

* to be filed by amendment.

(1) Filed in Registrant's Post-Effective Amendment No. 28 (2-86082) filed on April 14, 2000 and incorporated by reference herein.

(2) Filed in Registrant's Post-Effective Amendment No. 32 (2-86082) filed on May 16, 2001 and incorporated by reference herein.

(3) Filed in Registrant's Post-Effective Amendment No. 30 (2-86082) filed on April 13, 2001 and incorporated by reference herein.

(4) Filed in Registrant's Post-Effective Amendment No. 26 (2-86082) filed on March 2, 1999 and incorporated by reference herein.

(5) Filed in Registrant's Post-Effective Amendment No. 25 (2-86082) filed on April 30, 1998 and incorporated by reference herein.

(6) Filed in Registrant's Pre-Effective Amendment No. 1 (2-86082) filed on August 24, 1983 and incorporated by reference herein.

Item 24.      PERSONS CONTROLLED OR UNDER COMMON CONTROL WITH REGISTRANT

              Shares of the Registrant are currently offered only to separate accounts of New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), for allocation to, among others, NYLIAC Variable Annuity Separate Account-I and NYLIAC Variable Annuity Separate Account-II (the "Separate Accounts"); NYLIAC MFA Separate Account I and NYLIAC MFA Separate Account II and VLI Separate Account and NYLIAC Life Stages Annuity Separate Account (the "Variable Accounts"); NYLIAC Variable Universal Life Separate Account-I and NYLIAC Variable Universal Life Separate Account-II; and Private Placement Variable Universal Life Separate Account I and Private Placement Variable Universal Life Separate Account II (the "VUL Accounts," collectively with the Separate Accounts and the Variable Accounts, the "Accounts"). The Accounts are segregated asset accounts of NYLIAC. NYLIAC has provided the initial investment in the Accounts; and its affiliates, New York Life, MacKay Shields, Madison Square and Monitor, serve as investment advisers to the Portfolios.

                The following chart indicates the persons controlled by New York Life. Ownership is 100% unless otherwise indicated. Subsidiaries of other subsidiaries are indicated accordingly.

Name of Organization (Jurisdiction)(1)

        MainStay VP Series Fund, Inc.(2) (Maryland)
        The MainStay Funds (2) (Massachusetts)
        Eclipse Funds(2) (Massachusetts)
        New York Life Investment Management Institutional Funds(2) (Delaware) Eclipse Funds Inc.(2) (Maryland)
        McM Funds (Delaware)

New York Life Investment Management Holdings LLC (Delaware)
        MacKay Shields LLC (Delaware)
                MacKay Shields General Partner (L/S) LLC (Delaware)

        Madison Capital Funding LLC (Delaware)
        McMorgan & Company LLC (Delaware)
        NYLCAP Manager LLC (Delaware)
                New York Life Capital Partners, L.L.C. (Delaware)
                New York Life Capital Partners II, L.L.C. (Delaware)
        NYLIM Service Company LLC (Delaware)
        New York Life Investment Management LLC (Delaware)
                New York Life Investment Management (U.K.) Limited (United Kingdom)
        New York Life Benefit Services LLC (Delaware)
        NYLIFE Distributors Inc. (Delaware)

New York Life Insurance and Annuity Corporation (Delaware)

New York Life International, Inc. (Delaware)
        HSBC Salud (Argentina) S.A.(3) (40%) (Argentina)
        HSBC New York Life Seguros de Vida (Argentina) S.A.(3) (40%) (Argentina) HSBC New York Life Seguros de Retiro (Argentina) S.A.(3) (40%) (Argentina)
        Maxima S.A. AFJP(3) (40%) (Argentina)
        New York Life Insurance Limited (South Korea)
        New York Life Insurance Worldwide Limited (Bermuda)
        New York Life International Holdings Limited (Mauritius)
                Max New York Life Insurance Company Limited(3) (26%) (India)
        New York Life International India Fund (Mauritius) LLC (90%) (Mauritius) New York Life Insurance (Philippines), Inc. (Philippines)
        New York Life International, LLC (Delaware)
        New York Life Securities Investment Consulting (Taiwan)
        New York Life Worldwide Capital, Inc. (Delaware)
                Fianzas Monterrey, S.A. (99.95%) (Mexico)
                        Operada FMA, S.A. de C.V. (99%) (Mexico)
        New York Life International Reinsurance Company Ltd. (Bermuda)
        Siam Commercial New York Life Insurance Public Company Limited (23.73%) (Thailand)
        NYLIFE Thailand, Inc. (Delaware)
                Siam Commercial - New York Life Insurance Public Company Limited (45.3% owned by NYLIFE Thailand, Inc.; 23.73% owned by New York Life International) (Thailand)
        NYLI-VB Asset Management Co. (Mauritius) LLC (90%) (Mauritius)
        P.T. Asuransi Jiwa Sewu-New York Life(3) (50%) (Indonesia)
        Seguros Monterrey New York Life, S.A. de C.V.(99.99%) (Mexico)
                Corporativo Seguros, S.A. de C.V. (99.96%) (Mexico)
                Centro Nacional de Servicios y Operaciones, S.A. de C.V. (99.998%) (Mexico)
                Centro de Capacitacion Monterrey, A.C. (99.791%) (Mexico)

NYLIFE LLC (Delaware)

        Avanti Corporate Health Systems, Inc. (Delaware)
                Avanti of the District, Inc. (Maryland)
        Eagle Strategies Corp. (Arizona)
        Express Scripts, Inc.(4) (21%) (Delaware)
        New York Life Capital Corporation (Delaware)
        New York Life International Investment Inc. (Delaware)
                Monetary Research Limited (Bermuda)
                NYL Management Limited (United Kingdom)
        New York Life Trust Company (New York)
        New York Life Trust Company, Federal Savings Bank (United States) NYLCare NC Holdings, Inc. (Delaware)
        NYL Executive Benefits LLC (Delaware)
        NYLIFE Administration Corp. (Texas)
        NYLIFE Structured Asset Management Company Ltd. (Texas)
        NYLIFE Refinery Inc. (Delaware)
        NYLIFE Securities Inc. (New York)
        New York Life International Investment Asia Ltd. (Mauritius)
        NYLINK Insurance Agency Incorporated (Delaware)
                NYLINK Insurance Agency of Alabama, Incorporated (Alabama) NYLINK Insurance Agency of Hawaii, Incorporated (Hawaii)
                NYLINK Insurance Agency of Massachusetts, Incorporated (Massachusetts)
                NYLINK Insurance Agency of Montana, Incorporated (Montana) NYLINK Insurance Agency of Nevada, Incorporated (Nevada)
                NYLINK Insurance Agency of New Mexico, Incorporated (New Mexico) NYLINK Insurance Agency of Washington, Incorporated (Washington) NYLINK Insurance Agency of Wyoming, Incorporated (Wyoming)
        NYLTEMPS INC. (Delaware)
        NYLUK I Company (United Kingdom)
                New York Life (U.K.) Limited (United Kingdom)
                        Life Assurance Holding Corporation Limited(3) (22.6%) (United Kingdom)
                                Windsor Life Assurance Company Limited3(United Kingdom)
                NYLUK II Company (United Kingdom)
                        W(UK)HC Limited (United Kingdom)
                        Gresham Mortgage (United Kingdom)
                        Gresham Unit Trust Managers (United Kingdom)
                        W Construction Company (United Kingdom)
                        W Financial Services (United Kingdom)
                        W Home Loans (United Kingdom) W Trust Managers (United Kingdom)
                        WUT (United Kingdom)
                        WIM (AIM) (United Kingdom)
                        WLIC (United Kingdom)
                        WFMI (United Kingdom)
                        WIM (United Kingdom)

        Prime Provider Corp. (New York)
                Prime Provider Corp. of Texas (Texas)
        WellPath of Arizona Reinsurance Company (Arizona)


NYLIFE Insurance Company of Arizona (Arizona)

Monitor Capital Advisors Funds LLC (Delaware)
New York Life BioVenture Partners LLC (Delaware)
Silver Spring, LLC (Delaware)


------------------
(1) By including the indicated corporation in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-1A

(2) These entities are registered investment companies for which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. They are not subsidiaries of New York Life but are included for informational purposes only.

(3) This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity. This entity is held through an interest in a holding company.

(4) This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity. New York Life has the right to designate two directors of Express Scripts, Inc., a public company, and shares of Express Scripts being held by New York Life or its subsidiaries are subject to a voting agreement with Express Scripts, Inc.

Item 25.    INDEMNIFICATION

        A.      Maryland Law and By-Laws.

                Our charter requires us to indemnify our current and former directors and officers to the maximum extent permitted by the Maryland General Corporation Law (the "MGCL"). Our Bylaws require us to indemnify or advance expenses to our directors and officers to the extent permitted or required by the MGCL, provided that indemnification or advance of expenses to any person other than a director must be specifically approved by resolution of the Board of Directors.

                MGCL requires us to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made a party by reason of his service as a director or officer. MGCL permits us to indemnify our present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding unless it is established that:

                1. the act or omission was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty;

                2. the director or officer actually received an improper personal benefit in money, property or services; or

                3. in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

                A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the prescribed standard of conduct is not met. However, indemnification for an adverse judgment in a suit by us or in our right, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

                In addition, MGCL permits us to advance reasonable expenses to a director or officer upon receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.

                Notwithstanding MGCL, the Investment Company Act of 1940 does not allow the protection of any director or officer against liability to us or our security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

        B.      Insurance.

                New York Life Insurance Company maintains Directors and Officers Liability insurance coverage. The policy covers the Directors, Officers, and Trustees of New York Life, its subsidiaries certain affiliates including MainStay VP Series Fund, Inc. Subject to the policy's terms, conditions, deductible and retentions, Directors, Officers and Trustees are covered for claims made against them while acting in their capacities as such. The primary policy is issued by Zurich-American Insurance Company, and the excess policies are issued by various insurance companies. The issuing insurance companies may be changed from time to time and there is no assurance that any or all of the current coverage will be maintained by New York Life.

        C.      Securities and Exchange Commission Position.

                Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

Item 26.    BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER


            The business of MacKay Shields, NYLIM, American Century Investment Management, Inc., The Dreyfus Corporation, Eagle Asset Management and Lord Abbett & Co. is summarized under "Investment Advisers" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

            Information as to the directors and officers of the adviser and sub-advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the adviser and sub-advisers in the last two years, is included in their respective applications for registration as investment advisers on Form ADV as follows: NYLIM, File No. 801-57396; MacKay Shields, File No. 801-8174, American Century Investment Management, Inc., File No. 801-8174; The Dreyfus Corporation, File No. 801-8147; Eagle Asset Management, File No. 801-21343 and Lord Abbett & Co., File No. 801-6997.

Item 27.    PRINCIPAL UNDERWRITERS

            Not applicable.

Item 28.    LOCATION OF ACCOUNTS AND RECORDS

            All accounts, books and other documents required to be maintained by
Section 31 (a) of the 1940 Act and the rules thereunder are maintained at the offices of the Registrant, NYLIM and MacKay Shields at 169 Lackawanna Avenue, Parsippany, New Jersey 07054 and at Cokesbury Road, Lebanon, New Jersey 08833; at the offices of American Century Investment Management, Inc. at 4500 Main Street, Kansas City, Missouri 64111; at the offices of the Dreyfus Corporation at 200 Park Avenue, New York, New York 10166; at the offices of Eagle Asset Management, Inc. at St. Petersburo, Florida; and at the offices of Lord, Abbett & Co. at 90 Hudson Street, Jersey City, New Jersey 07032-3973. Records relating to the duties of the Registrant's custodian for the Capital Appreciation, Eagle Asset Management Growth Equity, Indexed Equity, Convertible, Dreyfus Large Company Value, Total Return, Value, Government, High Yield Corporate Bond and Cash Management Portfolios are maintained by the Bank of New York, 90 Washington Street, New York, NY 10286. Records relating to the duties of the Registrant's custodian for the Bond and Growth Equity Portfolios are maintained by The Chase Manhattan Bank, 3 Chase Metro Tech Center, Brooklyn, NY 11245.

Item 29.    MANAGEMENT SERVICES

            None.

Item 30.    UNDERTAKINGS

            None.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 32 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of New York and State of New York, on the 8th day of February, 2002.

                                           MainStay VP Series Fund, Inc.
                                           (Registrant)

                                           By /s/ ROBERT D. ROCK
                                           -------------------------------------
                                           ROBERT D. ROCK
                                           VICE PRESIDENT

        Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been duly signed by the following persons in the capacities and on the dates indicated.

/s/ Michael J. Drabb
------------------------------------------
MICHAEL J. DRABB*                              Director                                    February 8, 2002

/s/ Jill Feinberg
------------------------------------------
JILL FEINBERG*                                 Director                                    February 8, 2002

/s/ Daniel Herrick
------------------------------------------
DANIEL HERRICK*                                Director                                    February 8, 2002

/s/ Gary E. Wendlandt
------------------------------------------
GARY E. WENDLANDT**                            Chairman of the Board                       February 8, 2002
                                               (Chief Executive Officer)

/s/ Anne F. Pollack
------------------------------------------
ANNE F. POLLACK*                               President and Director                      February 8, 2002
                                               (Chief Administrative Officer)

/s/ Robert D. Rock
------------------------------------------
ROBERT D. ROCK                                Vice President and Director                 February 8, 2002

/s/ Roman L. Weil
------------------------------------------
ROMAN L. WEIL*                                 Director                                    February 8, 2002

/s/John A. Weisser, Jr.
------------------------------------
JOHN A. WEISSER, JR*                           Director                                    February 8, 2002

/s/ Patrick J. Farrell
------------------------------------
PATRICK J. FARRELL                             Treasurer                                   February 8, 2002
                                               (Chief Financial and
                                               Accounting Officer)

*By /s/ ROBERT D. ROCK
------------------------------------
ROBERT D. ROCK,
Attorney-in-Fact

February 8, 2002

* Pursuant to power of attorney filed with Post-Effective Amendment No. 28 (2-86082) filed on April 14, 2000.

**Pursuant to power of attorney filed herewith.

                                  EXHIBIT LIST

(g)(2)(a) Investment Company Rider to the Custody Agreement between MainStay VP Series Fund, Inc. and The Chase Manhattan Bank

(p)(8)        New York Life Investment Management Code of Ethics

(q)(1)        Power of Attorney for Gary E. Wendlandt